 OMB APPROVAL
 OMB Number: 3235-0570
 Expires: November 30, 2005
 Estimated average burden
 hours per response: 5.0



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-6524
                                       ----------------

          Strong International Equity Funds, Inc.; on behalf of Strong
           Advisor International Core Fund and Strong Overseas Fund.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: December 31
                        ----------------

Date of reporting period: June 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]

             Strong Advisor Common Stock Fund

           Strong Advisor Mid Cap Growth Fund

          Strong Advisor Small Cap Value Fund

               Strong Advisor U.S. Value Fund

       Strong Advisor Endeavor Large Cap Fund

                    Strong Advisor Focus Fund

       Strong Advisor International Core Fund

                   Strong Advisor Select Fund

               Strong Advisor Technology Fund

Strong Advisor U.S. Small/Mid Cap Growth Fund

     Strong Advisor Utilities and Energy Fund

       Strong Advisor Large Company Core Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                                  Advisor Equity

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Advisor Common Stock Fund .........................  2
     Strong Advisor Mid Cap Growth Fund .......................  4
     Strong Advisor Small Cap Value Fund ......................  6
     Strong Advisor U.S. Value Fund ...........................  8
     Strong Advisor Endeavor Large Cap Fund ................... 10
     Strong Advisor Focus Fund ................................ 12
     Strong Advisor International Core Fund ................... 14
     Strong Advisor Select Fund ............................... 16
     Strong Advisor Technology Fund ........................... 18
     Strong Advisor U.S. Small/Mid Cap Growth Fund ............ 20
     Strong Advisor Utilities and Energy Fund ................. 22
     Strong Advisor Large Company Core Fund ................... 24

Financial Information

     Schedules of Investments in Securities
          Strong Advisor Common Stock Fund .................... 26
          Strong Advisor Mid Cap Growth Fund .................. 28
          Strong Advisor Small Cap Value Fund ................. 30
          Strong Advisor U.S. Value Fund ...................... 35
          Strong Advisor Endeavor Large Cap Fund .............. 37
          Strong Advisor Focus Fund ........................... 38
          Strong Advisor International Core Fund .............. 39
          Strong Advisor Select Fund .......................... 41
          Strong Advisor Technology Fund ...................... 42
          Strong Advisor U.S. Small/Mid Cap Growth Fund ....... 43
          Strong Advisor Utilities and Energy Fund ............ 44
          Strong Advisor Large Company Core Fund .............. 44
     Statements of Assets and Liabilities ..................... 46
     Statements of Operations ................................. 54
     Statements of Changes in Net Assets ...................... 58
     Notes to Financial Statements ............................ 63

Financial Highlights .......................................... 85

Directors and Officers ........................................106

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Advisor Common Stock Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Common Stock Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in common stocks of small- and medium-capitalization companies that the Fund's managers believe are underpriced yet have attractive growth prospects. The managers base their analysis on a company's "private market value" -- the price an investor would be willing to pay for the entire company given its management, financial health, and growth potential. The managers determine a company's private market value based on a fundamental analysis of a company's cash flows, asset valuations, competitive standing, and other factors the managers deem to be relevant to each industry. The managers may sell a stock when its price no longer compares favorably with the company's private market value.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-89 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor           Russell           Lipper
               Common Stock        Midcap(R)       Mid-Cap Core
                   Fund             Index*         Funds Index*
Dec 89           $ 10,000          $ 10,000          $ 10,000
Dec 90           $ 10,100          $  8,850          $  8,948
Dec 91           $ 15,864          $ 12,524          $ 13,741
Dec 92           $ 19,161          $ 14,571          $ 15,086
Dec 93           $ 23,988          $ 16,654          $ 17,698
Dec 94           $ 23,872          $ 16,306          $ 17,578
Dec 95           $ 31,609          $ 21,924          $ 22,033
Dec 96           $ 38,078          $ 26,089          $ 25,980
Dec 97           $ 47,223          $ 33,657          $ 31,753
Dec 98           $ 50,340          $ 37,055          $ 34,223
Dec 99           $ 70,653          $ 43,811          $ 43,872
Dec 00           $ 69,804          $ 47,425          $ 46,617
Dec 01           $ 68,617          $ 44,758          $ 44,333
Dec 02           $ 55,400          $ 37,513          $ 36,631
Jun 03           $ 64,697          $ 43,315          $ 41,801

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund experienced solid performance during the first six months of 2003. We were pleased with the performance of the portfolio, both during the weakness experienced in the market earlier in the period and the strength in the market seen as the six months came to a close.

The first six months of 2003 were characterized by significant market volatility. A strong January gave way to a sharp sell-off in February and early March, as investors grappled with uncertainties associated with the pending conflict in Iraq and the economic impact of the SARS outbreak. We saw lower stock prices across industries. The Fund took advantage of this sell-off to upgrade the quality of its holdings and add to existing positions.

Once the Iraq conflict began and it was clear that coalition forces were making rapid progress, the stock market rallied strongly through the end of June. Almost all stocks participated in this rally, with lower-quality stocks recording the best performance of any group.

The impact of the new tax law

While the major events during the past six months appeared to be largely geopolitical in nature, the changes in domestic policy during this period were, if anything, even more significant. The U.S. government implemented sweeping tax changes that sharply reduced the capital-gains and dividends-received tax rates, significantly improving the investment landscape.

Historically, reductions in capital-gains taxes have unleashed a fury of entrepreneurial activity, with new businesses and even industries created. Reducing capital-gains tax rates also has been shown to spur mergers and acquisitions activity.

Our underlying investment methodology for the Fund is to determine a company's private market value--what that company would be worth if sold as a whole--and then buy the stock at a deep discount to that value. Our goal isn't to invest only in companies that will be acquired, but we look at many of the same metrics that may also attract would-be acquirers. A return to a healthier environment for corporate acquisitions is clearly positive for equity values in general and for the Fund in particular.

The reduction in dividend taxes is also highly significant and may prove to be the most far-reaching change of the next decade. Going forward, it is likely that corporate managements will be under increasing pressure to pay dividends rather than continue to pour capital into low-return projects. We are actively seeking out those companies that we believe can increase their dividends dramatically over the next few years, or those that will have the ability to begin paying dividends.

Sectors providing pockets of opportunity

With our private market value methodology, the portfolio may have some concentration in industries that are undervalued due to a temporary change in sentiment or fundamental outlook. Such temporary changes can give us the chance to invest in good companies at discounted valuations. In the first six months of 2003, we found such opportunities in biotechnology, Internet stocks, the airline industry, and selected areas within healthcare and technology.

The pricing of biotechnology stocks is, more than with most industries, ruled by the tug between fear and greed. During February and March, there was a great deal of fear in the marketplace, causing biotechnology stock prices to drop to levels that made them attractive candidates for purchase. Now we are witnessing a sea of change in the FDA approval process for novel therapeutic drugs. After several years in which the FDA rejected drug approvals and forced additional clinical studies, the agency now is more receptive to quickly approving products. Many investors overlooked this favorable backdrop, allowing the Fund to benefit.

With regard to the Internet sector, many investors, fatigued after a three-year meltdown in the sector, adopted a posture of rejecting all Internet stocks. However, we found certain Internet business models highly attractive and believed valuations on those companies were unduly low. As investors began to discern the difference between the good and bad Internet companies--and recognize the strength of the survivors--the Fund's holdings in this area were rewarded.

Our outlook

Generally, we do not allow a top-down market view to drive our investment activity. We believe that our private market value methodology is applicable in down markets and up. That said, it does appear to us that the equity markets should benefit from the monetary and fiscal stimulus emanating from Washington, from merger and acquisition activity that could result from recent changes in tax policy, and from an eventual economic rebound.

We appreciate your continued investment in the Strong Advisor Common Stock Fund.

Richard T. Weiss
Portfolio Co-Manager

Ann M. Miletti
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                   1.37%

          5-year                   3.26%

          10-year                 10.72%

          Since Fund Inception    13.93%
          (12-29-89)

Class B/1/, /2/
----------------------------------------
          1-year                   1.67%

          5-year                   3.56%

          10-year                 10.98%

          Since Fund Inception    14.13%
          (12-29-89)

Class C/1/, /2/
----------------------------------------
          1-year                   5.67%

          5-year                   3.90%

          10-year                 10.81%

          Since Fund Inception    13.87%
          (12-29-89)

Class Z/3/
----------------------------------------
          1-year                   7.74%

          5-year                   4.82%

          10-year                 11.75%

          Since Fund Inception    14.83%
          (12-29-89)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge, the different expenses of the Class B shares and the conversion to Class A shares after eight years, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Common Stock Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

     Because smaller companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Core Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Mid Cap Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Mid Cap Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of medium-capitalization companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell Midcap(R) Index* at the time of investment. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the consumer cyclicals, healthcare, and technology sectors or other sectors. The Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risks, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The managers may sell a holding when there is a fundamental change in the outlook for the company (for example, a change in management or reduction in earnings) or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-96 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                Advisor Mid         Russell           Mid-Cap
                Cap Growth         Midcap(R)       Growth Funds
                   Fund             Index*            Index*
Dec 96            $ 10,000         $ 10,000          $ 10,000
Jun 97            $ 10,104         $ 11,263          $ 10,329
Dec 97            $ 11,385         $ 12,901          $ 11,134
Jun 98            $ 13,196         $ 14,079          $ 12,332
Dec 98            $ 13,035         $ 14,203          $ 12,558
Jun 99            $ 16,577         $ 15,671          $ 14,590
Dec 99            $ 25,031         $ 16,793          $ 21,816
Jun 00            $ 27,539         $ 17,652          $ 22,754
Dec 00            $ 22,911         $ 18,178          $ 18,296
Jun 01            $ 19,612         $ 17,821          $ 16,017
Dec 01            $ 15,841         $ 17,156          $ 14,441
Jun 02            $ 11,986         $ 16,177          $ 11,933
Dec 02            $  9,865         $ 14,379          $ 10,330
Jun 03            $ 11,906         $ 16,603          $ 11,959

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The first half of 2003 was very much a tale of two quarters. In the first quarter, results were essentially flat, as the markets continued their sell-off from late 2002, then began to rally toward the second half of March. In the second quarter, however, the equity markets improved sharply, posting their strongest quarter in years.

The Strong Advisor Mid Cap Growth Fund had a solid first six months of 2003, both in absolute terms and relative to its broad-based benchmark, the Russell Midcap Index. The Fund outperformed during the first quarter, then performed more closely in line with the market during the second-quarter rally.

The market's tone changed

Stocks' sell-off early in 2003 was the result of a number of factors. The uncertainty surrounding the war with Iraq played a large role, as did continued sluggishness in the economy. On the whole, investors appeared to have had minimal confidence toward buying stocks.

By early spring, however, sentiment improved markedly. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was successful and relatively short in duration. Compounding the impact of this good news were continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains. A weak U.S. dollar also helped, as it made our goods more attractive to buyers in foreign markets.

A number of factors drove outperformance

The Fund's holdings in growth companies, closely tied to an improving economy, contributed to the Fund's strong performance. For example, our overweightings in technology stocks and selected consumer segments contributed positively to returns. In addition, our underweightings in more conservative, defensive areas such as consumer staples also had positive impact on performance, as these stocks lagged behind in the growth driven rally.

In making all of these decisions, we relied heavily on our time-tested, research-intensive investment process, seeking out those companies that are leaders in their industries or have the potential to become one. We look for companies with solid balance sheets, sensible business plans, and high quality leadership to act on them.

Our outlook

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this is a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth. We believe this approach can lead us to sectors and companies that offer the potential for superior growth over time.

Thank you for your investment in the Strong Advisor Mid Cap Growth Fund. We appreciate the confidence you've placed in us.

Brandon M. Nelson
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                  -5.98%

          3-year                 -25.84%

          5-year                  -3.29%

          Since Fund Inception     1.62%
          (12-31-96)

Class B/1/, /2/
----------------------------------------
          1-year                  -6.24%

          3-year                 -27.30%

          5-year                  -3.15%

          Since Fund Inception     2.01%
          (12-31-96)

Class C/1/, /2/
----------------------------------------
          1-year                  -2.15%

          3-year                 -24.86%

          5-year                  -2.70%

          Since Fund Inception     2.01%
          (12-31-96)

Class Z/1/, /3/
----------------------------------------
          1-year                  -0.66%

          3-year                 -24.39%

          5-year                  -2.04%

          Since Fund Inception     2.72%
          (12-31-96)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Mid Cap Growth Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Small Cap Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Small Cap Value Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of small-capitalization companies that the Fund's manager believes are undervalued relative to the market based on earnings, cash flow, or asset value. The Fund defines "small-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index at the time of investment. The manager specifically looks for companies whose stock prices may benefit from a positive dynamic of change, such as a new management team, a new product or service, a corporate restructuring, an improved business plan, or a change in the political, economic, or social environment. The Fund writes put and call options. The Fund may also invest up to 30% of its net assets in foreign securities. The manager may sell a stock when he believes fundamental changes will hurt the company over the long term or when its price becomes excessive.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-97 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                 Advisor            Russell         Small-Cap
                Small Cap           2000(R)        Value Funds
                Value Fund          Index*            Index*
Dec 97           $ 10,000          $ 10,000          $ 10,000
Jun 98           $ 11,730          $ 10,493          $ 10,419
Dec 98           $ 10,610          $  9,745          $  9,329
Jun 99           $ 12,230          $ 10,650          $  9,873
Dec 99           $ 13,590          $ 11,817          $  9,505
Jun 00           $ 15,860          $ 12,176          $  9,976
Dec 00           $ 17,170          $ 11,460          $ 11,036
Jun 01           $ 21,140          $ 12,245          $ 12,747
Dec 01           $ 20,259          $ 11,745          $ 12,934
Jun 02           $ 21,842          $ 11,193          $ 13,398
Dec 02           $ 19,017          $  9,339          $ 11,486
Jun 03           $ 21,742          $ 11,009          $ 13,293

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell 2000(R) Index and the Lipper Small-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Fund delivered double-digit returns during the first six months of 2003, but it modestly lagged its benchmark, the Russell 2000 Index, which was driven primarily by growth stocks. The first two-and-a-half months of the year were challenging, but the Fund--and the markets--rebounded strongly thereafter.

Positive developments in the second quarter

The first two months of the year started off troublesome and wearisome, weighed down by negative economic data, concerns about impending war with Iraq, the SARS outbreak, and poor weather conditions.

Beginning in mid-March, though, a strong reversal of some of those trends converged to drive a market rally. Among the positive factors were better-than-expected corporate earnings, a quick resolution to the Iraq war, continued interest-rate easing by the Federal Reserve, and improving consumer confidence. In addition, new tax legislation passed in May that featured cuts on capital gains and dividends spurred more gains toward the end of the period.

Stock indices posted double-digit returns for the first half of the year, with small-cap stocks outperforming large caps, and growth stocks edging out value.

Stock selection drove performance

The strongest sectors of the market for the first half of the year were technology and healthcare. The Fund benefited from having an overweighting in healthcare stocks but was underweighted in technology.

Good individual stock selection contributed positively to our results over the period. Our stronger-performing picks came from a number of different areas and included a leading engineering and construction company, a specialty finance company, and a specialist in both machine tool equipment and supply chain management technology.

Offsetting positive results from those selections was underperformance from the Fund's position in precious metals stocks. These were strong performers in 2002, but they have sold off from profit-taking so far this year.

The outlook for value investing

For the past three years, the economy and the markets were on a declining trend. For many investors, fear and a desire for capital preservation overpowered the quest for capital appreciation. As a result, the proportion of assets in money market funds and fixed-income investments has reached a very high level. If the equity markets continue to improve, more investors could be enticed to shift more of these assets into stocks.

The Federal Reserve has been a good friend to many by providing ample liquidity with low interest rates.

Housing prices in general remain strong, with many homeowners taking advantage of low interest rates by refinancing mortgages--in many cases more than once-- and also taking advantage of cash-out mortgages. Nothing inspires consumers' confidence more than having additional money in their pockets. We might prefer to see consumers getting that money through job growth and improved personal income, but at this point, the end result is the same.

The year 2004 will bring with it a Presidential election. The Bush Administration is working to win votes and has a Republican-majority Senate eager to provide fiscal stimulus for the economy to help. For the moment, the overall environment is starting to look good, and we believe this scenario bodes well for a cyclical market upturn. But just as the sailor who survives a hurricane becomes a changed sailor forever, we also believe investors who have been through the past three years will give greater consideration to value investing.

Thank you for your continued interest in the Strong Advisor Small Cap Value
Fund.

I. Charles Rinaldi
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                  -6.29%

          3-year                   8.71%

          5-year                  11.54%

          Since Fund Inception    13.68%
          (12-31-97)

Class B/1/, /2/
----------------------------------------
          1-year                  -6.39%

          3-year                   9.04%

          5-year                  11.99%

          Since Fund Inception    14.18%
          (12-31-97)

Class C/1/, /2/
----------------------------------------
          1-year                  -2.35%

          3-year                  10.22%

          5-year                  12.29%

          Since Fund Inception    14.32%
          (12-31-97)

Class Z/1/, /3/
----------------------------------------
          1-year                  -0.46%

          3-year                  11.09%

          5-year                  13.14%

          Since Fund Inception    15.18%
          (12-31-97)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares, as applicable. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor Small Cap Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company-sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

     Because small companies often have narrower markets and limited financial resources, investments in these stocks present more risk than investments in those of larger, more established companies.

* The Russell 2000(R) Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. The Lipper Small-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Value Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor U.S. Value Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor U.S. Value Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of U.S. companies that the Fund's manager believes are undervalued relative to the market based on discounted cash flows, earnings, and asset value. The Fund may invest in stocks of any size. The manager's philosophy is that improving returns on invested capital drives improving valuations. The manager selects securities by screening for undervalued securities and utilizing fundamental analysis such as management interviews and financial modeling analysis to select those securities with improving returns on capital. Although the Fund may invest in stocks of any economic sector, at times it may emphasize the financial sector or other sectors. The manager may use a risk management tool to attempt to limit the difference between the Fund's return and the return of a style-specific benchmark. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The manager may sell a holding when changes in price or growth potential no longer make it an attractive investment.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-95 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                  Advisor                           Large-Cap
                U.S. Value          S&P 500        Value Funds
                   Fund              Index*           Index*
Dec 95           $ 10,000          $ 10,000          $ 10,000
Jun 96           $ 11,296          $ 11,009          $ 10,883
Dec 96           $ 12,810          $ 12,295          $ 12,107
Jun 97           $ 15,126          $ 14,827          $ 14,189
Dec 97           $ 16,822          $ 16,395          $ 15,554
Jun 98           $ 19,327          $ 19,297          $ 17,539
Dec 98           $ 20,632          $ 21,080          $ 18,391
Jun 99           $ 22,231          $ 23,689          $ 20,456
Dec 99           $ 23,736          $ 25,515          $ 20,373
Jun 00           $ 23,305          $ 25,408          $ 19,968
Dec 00           $ 23,323          $ 23,194          $ 20,771
Jun 01           $ 21,952          $ 21,642          $ 20,012
Dec 01           $ 20,590          $ 20,440          $ 18,990
Jun 02           $ 19,321          $ 17,752          $ 17,261
Dec 02           $ 17,120          $ 15,924          $ 15,254
Jun 03           $ 19,089          $ 17,795          $ 16,893

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class Z shares only; performance for other classes will vary, due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

As is typical in the early stages of an economic recovery, in the first six months of 2003, smaller stocks outperformed larger stocks, and growth stocks performed better than value stocks. In a departure from the previous three years, all equity categories delivered positive results.

Because of our value discipline in a growth-tilted market, the Strong Advisor U.S. Value Fund slightly underperformed its broad-based index, the S&P 500 Index. The Fund did, however, outperform its peer group average, the Lipper Large-Cap Value Funds Index.

Strength in the year's second quarter

After a slow first quarter, the pace of all markets quickened in the second quarter. Financial assets of all types--stocks, bonds, and commodities--appreciated sharply. Bond yields decreased to levels not seen since the 1950s, and the S&P 500 Index posted its best quarterly return since 1998. Gold reached a seven-year high, oil hit levels last reached in 1990, and natural gas matched its all-time high. A swift and favorable end to major combat in Iraq, along with unprecedented liquidity provided by tax cuts, 50-year-low interest rates, large amounts of cash in the system, and ever-rising home values all contributed to the positive investment environment.

We would caution, however, that liquidity-driven markets like the one we have just experienced are not sustainable without improving economic fundamentals. And while it does appear that the economy did reach a bottom, it is not clear when and if significant growth in revenues, profits, and employment will occur. Given these concerns, we expect our valuation discipline and our focus on risk management to be of greater importance over the next six months than they were in the first half of the year.

Factors driving the Fund's performance

The portfolio's performance was helped by solid stock selection, particularly in financials and consumer discretionary stocks. On the other side, holdings in the energy and utilities sectors were modest drags on performance.

During the six months, we took profits on many of our holdings in the financials sector. While these stocks have contributed positively to performance, we believe that if interest rates increase--a reasonable expectation given their currently low levels--these stocks could underperform. With the proceeds from these sales, we added several stocks from the materials sector, specifically paper and packaging. We believe these stocks should be able to benefit more from an economic recovery, yet we were still able to purchase them at compelling valuations.

Looking ahead at the markets

We believe liquidity alone will not be sufficient to fuel a continued market upturn. The good news, though, is that we also believe the steep market declines of the past three years are behind us. We also believe companies are now less vulnerable to self inflicted body-blows in the form of accounting irregularities and other corporate malfeasance.

We will continue to keep our heads down and our eyes open, seeking out companies with solid assets, manageable debt levels, and credible management teams. We will work to buy these companies at attractive prices--which often come when they are temporarily out of favor with the market.

Thank you for your investment in the Strong Advisor U.S. Value Fund.

Robert J. Costomiris
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/2/
----------------------------------------
          1-year                  -6.56%

          3-year                  -8.25%

          5-year                  -1.55%

          Since Fund Inception     7.92%
          (12-29-95)

Class B/1/, /2/
----------------------------------------
          1-year                  -6.53%

          3-year                  -8.59%

          5-year                  -1.44%

          Since Fund Inception     8.08%
          (12-29-95)

Class C/1/, /2/
----------------------------------------
          1-year                  -2.60%

          3-year                  -7.01%

          5-year                  -1.01%

          Since Fund Inception     8.09%
          (12-29-95)

Class K/1/, /2/
----------------------------------------
          1-year                  -0.32%

          3-year                  -5.99%

          5-year                   0.04%

          Since Fund Inception     9.21%
          (12-29-95)

Class Z/3/
----------------------------------------
          1-year                  -1.20%

          3-year                  -6.44%

          5-year                  -0.25%

          Since Fund Inception     9.00%
          (12-29-95)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C. The performance of the Class A, B, and C shares is based on the performance of the Fund's Class Z shares (formerly Retail Class shares) prior to 11-30-00. The performance of the Class A shares is restated to reflect the load and the different expenses of the Class A shares. The performance of the Class B shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable. The performance of the Class C shares is restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable. The performance of Class K shares prior to December 31, 2001, is based on the Fund's Class Z (formerly Investor Class) shares' performance. Please consult a prospectus for information about all share classes.

/3/ Performance information is for Class Z shares (formerly Retail Class shares). The Strong Advisor U.S. Value Fund Class Z shares are closed to new accounts, though the Fund may continue to offer its shares to certain company sponsored retirement plans, institutional investors meeting specific eligibility requirements, and other limited groups as described in the prospectus. Please consult a prospectus for information about all share classes.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Value Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Value Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Endeavor Large Cap Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Endeavor Large Cap Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its assets in stocks of large-capitalization companies that its managers believe offer the potential for capital growth. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index at the time of investment. The Fund's managers seek to identify companies that have the prospect of improving sales and earnings growth rates, enjoy a competitive advantage (for example, dominant market share), and have effective management with a history of making investments that are in the best interests of shareholders (for example, companies with a history of earnings and sales growth that are in excess of total asset growth). The Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                             From 9-28-01 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor                             Lipper
                  Endeavor                           Large-Cap
                 Large Cap          S&P 500        Growth Funds
                   Fund              Index*           Index*
Sep 01           $  9,425          $ 10,000          $ 10,000
Dec 01           $ 10,222          $ 11,068          $ 11,422
Mar 02           $  9,710          $ 11,099          $ 11,132
Jun 02           $  8,330          $  9,613          $  9,371
Sep 02           $  7,133          $  7,953          $  7,869
Dec 02           $  7,287          $  8,623          $  8,211
Mar 03           $  7,239          $  8,351          $  8,084
Jun 03           $  8,310          $  9,637          $  9,176

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

During the first six months of 2003, the Strong Advisor Endeavor Large Cap Fund outperformed its broad-based benchmark, the S&P 500 Index. After a sluggish first quarter, the stock market sprung back to life during the second quarter, as investors anticipated an improving economic environment after the Iraq war. The Fund was able to post strong performance, even with its large-cap focus, in an environment that generally favored smaller-capitalization stocks.

War had significant impact on markets

One of the most significant events during the first half of 2003 was the onset and conclusion of the war in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the war concluded, consumer sentiment soared upward and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies.

Other contributing factors to the strong equity market in May and June were the announcements out of Washington of a dividend tax cut, a corporate spending stimulus package, and a Medicare drug benefit program.

Stock selection benefited performance

Through the first half of 2003, we increased the Fund's exposure to sectors that we believed would perform well in anticipation of an economic recovery and reduced exposure to sectors that were more defensive in nature. Specifically, we increased our weighting in technology, industrials, and consumer discretionary stocks--particularly media--and decreased our level of investment in healthcare-related stocks relative to the Russell 1000(R) Growth Index.

Our continued focus on identifying attractive opportunities through extensive bottom-up research has benefited the Fund significantly so far this year. Although we reduced the Fund's overall exposure to healthcare stocks, we did maintain a significant position in a large health-benefits provider that proved to be a standout performer over the past six months. It now appears poised to improve its competitive position and profitability even further. Our research into a large Internet and media company suggested to us that investors were overlooking the company's potential to accelerate earnings by adding subscribers for higher-end services and cutting costs aggressively.

Other meaningful, positive contributors to the Fund's performance came from the technology, industrials, and biotechnology areas.

Outside of the company discussed earlier, our healthcare exposure hurt the Fund's performance over the period. A major hospital company in the portfolio announced it would not meet its March earnings targets. Because we were concerned about the long-term prognosis for the company, we sold the stock.

Market's attention may shift somewhat

The strongest performers so far in 2003 have been those stocks that underperformed the most during 2001 and 2002. This turnaround has been largely the result of investors making plays on companies with depressed margins and pricing power. Much of the optimism for an economic recovery--and an improvement in these companies' earnings--rests on the assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

In order for pricing power to return, however, there needs to be a modest amount of reflation--inflation--in the economy. The obvious risk is that too much inflation could raise interest rates, with adverse impact on consumer spending and the housing market, both of which have been crucial in keeping the economy afloat during the recent economic downturn.

We believe that the market will become increasingly selective, with performance being driven primarily by sectors offering meaningful innovation and by industries that have consolidated and restructured. We believe these characteristics will likely be found in such sectors as technology, energy, industrials, and consumer discretionary companies, and we will be paying close attention to developments in these and other areas of the market.

We appreciate your investment in the Strong Advisor Endeavor Large Cap Fund.

Thomas J. Pence
Portfolio Co-Manager

D. Paul Berg
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                  -6.00%

          Since Fund Inception   -10.02%
          (9-28-01)

Class B/1/, /2/
----------------------------------------
          1-year                  -5.70%

          Since Fund Inception    -9.86%
          (9-28-01)

Class C/1/, /2/
----------------------------------------
          1-year                  -1.70%

          Since Fund Inception    -7.42%
          (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Growth Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Focus Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Focus Fund seeks capital growth. The Fund focuses, under normal conditions, on stocks of 30 to 40 companies that its manager believes have favorable prospects for accelerating growth of earnings but are selling at reasonable valuations based on earnings, cash flow, or asset value. The portfolio can include stocks of small-, medium-, or large-capitalization companies. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return) and may utilize an active trading approach. The manager may sell a stock when the company's growth prospects become less attractive.

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 6-30-03

                              [CHART APPEARS HERE]

                                                      Lipper
                The Strong                           Multi-Cap
                  Advisor          S&P 500         Growth Funds
                Focus Fund          Index*            Index*
Nov 00            $ 9,425         $ 10,000           $ 10,000
Dec 00            $ 9,670         $ 10,049           $ 10,311
Mar 01            $ 7,191         $  8,858           $  8,018
Jun 01            $ 7,342         $  9,376           $  8,789
Sep 01            $ 5,580         $  8,001           $  6,468
Dec 01            $ 6,239         $  8,856           $  7,717
Mar 02            $ 5,881         $  8,880           $  7,453
Jun 02            $ 5,259         $  7,691           $  6,163
Sep 02            $ 4,496         $  6,363           $  5,112
Dec 02            $ 4,515         $  6,899           $  5,415
Mar 03            $ 4,439         $  6,681           $  5,374
Jun 03            $ 4,901         $  7,710           $  6,262

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The first half of 2003 was very much a tale of two quarters. In the first quarter, results were essentially flat, as the markets first continued their sell-off from late 2002, then began to rally toward the second half of March. In the second quarter, however, the equity markets improved sharply, posting their strongest quarter in years. In this environment, the Strong Advisor Focus Fund posted positive returns but underperformed its broad-based benchmark, the S&P 500 Index. The Fund generated a year-to-date return of 8.56% compared to that of the S&P 500 Index, which generated a year-to-date return of 11.75% as of June 30, 2003.

A strong market rally

While we entered the year with a sense of cautious optimism, the beginning of 2003 saw a continuation of the worries that plagued the market over the preceding three years, particularly concerns over the state of the economy and the health of the U.S. consumer. Added to these was the uncertainty surrounding the impending war with Iraq and other geopolitical tensions.

In time, however, a positive reality began to offset these fears. When first-quarter results came in, profit growth proved to be strong. The war in Iraq was successful and relatively short in duration. Compounding the impact of this good news was continued easing of interest rates by the Federal Reserve, acceleration of income tax cuts, and reductions in the tax rates on dividends and capital gains.

Finally, improvement in the corporate bond market had significant impact on equities as well; the tightening of yield spreads on corporate debt provided companies with a significant opportunity to improve their balance sheets and overall liquidity. Taken all together, these factors helped to spur a sweeping stock market rally, with virtually every market sector producing solidly positive returns.

Modest changes to the portfolio

The Fund entered 2003 fully invested, with an emphasis on companies and sectors positioned to benefit most strongly from an improving economy. We had taken the opportunity in late 2002 and early 2003 to reduce some of the Fund's weighting in the consumer area, as we saw attractive opportunities to invest in growth stocks in other sectors such as technology and healthcare.

We had also increased our allocation to energy-related stocks, as in our assessment a very tight market for natural gas presented a good growth opportunity for a number of companies. Near the end of the six-month period, we shifted some assets back to consumer stocks that we believe offer superior growth prospects going forward.

In making all of these decisions, we relied heavily on our hands-on, research-intensive investment process, seeking out those companies that are leaders in their industries or have the potential to become one. We seek out those companies with strong management teams, solid balance sheets, and sensible business models. Attention to valuations remains an important element of our decision-making process.

Our outlook

We continue to believe the environment for improving corporate profitability is providing investors with significant opportunities. As we have in the past, we continue to search out and invest in companies with strong competitive advantages that can generate superior earnings and revenue growth. These stocks don't lead the market every quarter, but we believe this can be a rewarding long-term strategy.

We believe the current environment is very similar to that which prevailed in the early 1960s, when low inflation, low interest rates, and moderate economic growth combined to help produce a strong cyclical bull market. We will continue to adhere to our active investment strategy, emphasizing compelling investment themes based on changing demographics, medical advances, and unit growth, which we believe can lead us to sectors with the potential for superior growth over time.

Thank you for your investment in the Strong Advisor Focus Fund. We appreciate the confidence you've continued to place in us.

Thomas C. Ognar
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                 -12.16%

          Since Fund Inception   -24.14%
          (11-30-00)

Class B/1/, /2/
----------------------------------------
          1-year                 -12.26%

          Since Fund Inception   -25.30%
          (11-30-00)

Class C/1/, /2/
----------------------------------------
          1-year                  -8.26%

          Since Fund Inception   -22.91%
          (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor International Core Fund
================================================================================

Your Fund's Approach

The Strong Advisor International Core Fund seeks capital growth. The Fund invests, under normal conditions, in stocks of any size from any country, including emerging markets, that appear to have strong growth potential and good relative value based on valuation measures such as earnings, cash flow, or asset value. The managers seek to meet the Fund's objective by applying a multidimensional strategy to investing in international equities. The strategy is comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. The managers may sell a holding when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.

                    Growth of an Assumed $10,000 Investment+
                             From 9-28-01 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor                             Lipper
               International                       International
                 Core Fund        MSCI EAFE*        Funds Index*
Sep 01            $ 9,425          $ 10,000           $ 10,000
Dec 01            $ 9,812          $ 10,697           $ 10,844
Mar 02            $ 9,793          $ 10,752           $ 11,111
Jun 02            $ 9,538          $ 10,524           $ 10,901
Sep 02            $ 8,030          $  8,447           $  8,763
Dec 02            $ 8,332          $  8,992           $  9,345
Mar 03            $ 7,870          $  8,254           $  8,522
Jun 03            $ 9,067          $  9,844           $ 10,203

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other share classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Strong Advisor International Core Fund produced positive returns but underperformed its benchmark, the MSCI EAFE Index. The Fund's allocation among different countries (underweighting Japan and the U.K.) played a positive role in performance over the six months, as did the strength of the euro and Canadian dollar relative to the U.S. dollar.

The Fund's conservative positioning with respect to sectors, in particular its smaller exposure to the global financials area, was a positive factor in the Fund's performance in the first quarter of the year but proved a drawback in the second quarter when financial stocks posted a recovery. The Fund's underweighting in technology stocks also cut into performance, as these stocks experienced strong gains in the second quarter.

A changing tone to global markets

At the beginning of the year, global stock markets continued on much the same path they had followed in 2002. Negative news with respect to global economic conditions, geopolitical tensions, and corporate earnings translated to negative sentiment among the world's investors and led to further drops in stock prices. Stock market declines were particularly sharp in the core European countries of Germany, France, and the Netherlands. Interest rate cuts by the European Central Bank came too late to stimulate economic activity in those countries, which were suffering from rising unemployment, falling export growth, and sluggish consumer spending. In the first quarter of 2003, few countries showed higher equity prices, and no global economic sector experienced positive returns.

The situation began to change near the end of the first quarter. Stock markets around the world took their cues from the United States as coalition forces began their attack against Saddam Hussein's regime. By the end of the second quarter, swift victory in Iraq had combined with further interest rate cuts to increase optimism about the prospects for global economic recovery. As a result, the world's stock markets delivered their best quarterly performance in nearly five years and completed the six-month period in positive territory. The strongest-performing markets and sectors were those that had earlier been hit hardest.

Although the developed Asian markets were relatively resilient in the first quarter, they were laggards for the full six-month period. Japan's economy was constrained by domestic deflation, and selling from domestic and foreign institutions held back its equity markets. Other parts of Asia, particularly Hong Kong and China, were affected by the SARS scare and its dampening effect on consumer, industrial, and tourist activities.

Structuring the portfolio for the global environment

Our investment strategy for 2003 was focused on balancing the Fund between stocks with stable earnings prospects despite the subdued economic backdrop and those stocks whose prices already reflected reduced growth expectations, regardless of their country of origin.

We found relative stability in sectors such as consumer staples and energy. We increased our positions in leading consumer companies as valuations became more attractive in the first quarter. A number of companies in this sector have demonstrated over the years their ability to manage costs effectively and build market share in difficult times. We also retained several energy companies as top holdings. Perhaps surprisingly, the energy sector failed to outperform the international benchmark despite higher oil and gas prices, strong cash flows, and attractive dividend yields.

We added to our investments in the financials sector as the risk-reward balance improved based on attractive valuations and reasonable estimates. The Fund's overall exposure to the sector did, however, remain below the benchmark level. We increased positions in mining and natural resources stocks, as they stood to benefit from rising metals and minerals prices in light of favorable supply/demand characteristics and supportive valuations.

Our outlook

In the short term, it is reasonable to expect some consolidation in stock markets following the recent explosive rally. For a more sustainable market recovery, real results must meet or exceed expectations for economic growth and corporate profitability. Thus, the biggest risk to global stock markets remains the broad nature of the struggling global economy. Lack of employment growth, de-leveraging of corporate balance sheets, shortfalls in pension fund reserves, and slow consumer and capital spending trends all put pressure on international economies.

Offsetting these negatives is the determination of political and banking leaders around the world to generate activity through easier fiscal and monetary policies. Lower interest rates, improving earnings growth, and a reduction in the perceived risk of investing given reduced geopolitical tensions may provide the impetus to move markets higher. In light of the conflicting forces at work, volatility is likely to remain a factor in global stock market action.

We thank you for your investment in the Strong Advisor International Core Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                 -10.43%

          Since Fund Inception    -5.43%
          (9-28-01)

Class B/1/, /2/
----------------------------------------
          1-year                  -9.95%

          Since Fund Inception    -4.64%
          (9-28-01)

Class C/1/, /2/
----------------------------------------
          1-year                  -6.14%

          Since Fund Inception    -2.36%
          (9-28-01)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Select Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Select Fund seeks capital growth. The Fund invests, under normal conditions, in the stocks of 30 to 40 small-, medium-, and large-capitalization companies that its managers believe have above-average earnings growth prospects. The Fund's managers select stocks that have attractive growth prospects (for example, companies that have the potential for accelerated earnings growth because of management changes, new products, or changes in the economy), accelerating sales and earnings, and positive fundamentals (for example, companies showing a growth trend or that are well-positioned in a growth industry). The Fund may invest up to 25% of its net assets in foreign securities and may utilize an active trading approach. The managers may sell a holding when the company's growth prospects become less attractive or to take advantage of a better investment opportunity.

                    Growth of an Assumed $10,000 Investment+
                            From 12-29-00 to 6-30-03

                              [CHART APPEARS HERE]

                                                      Lipper
                The Strong                          Multi-Cap
                  Advisor          S&P 500         Growth Funds
               Select Fund          Index*            Index*
Dec 00           $ 9,425          $ 10,000           $ 10,000
Mar 01           $ 7,549          $  8,815           $  7,776
Jun 01           $ 8,454          $  9,331           $  8,524
Sep 01           $ 6,635          $  7,962           $  6,273
Dec 01           $ 7,531          $  8,812           $  7,484
Mar 02           $ 7,191          $  8,837           $  7,228
Jun 02           $ 6,277          $  7,653           $  5,977
Sep 02           $ 5,683          $  6,332           $  4,958
Dec 02           $ 5,760          $  6,866           $  5,252
Mar 03           $ 5,694          $  6,649           $  5,212
Jun 03           $ 6,458          $  7,672           $  6,073

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with a similar investment in the S&P 500 Index ("S&P 500") and the Lipper Multi-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or a loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Select Fund declined modestly during the first part of the year, as nervous investors appeared to fear a prolonged war and a drop in economic activity. The Fund--and the markets--rebounded strongly in the second quarter, however, as the Iraq war ended and investors anticipated an economic recovery. For the six months, the Fund slightly outperformed its broad-based benchmark, the S&P 500 Index.

War had significant impact on markets

One of the most significant events during the first half of 2003 was the onset and conclusion of the war in Iraq. In the early part of the year, there was much uncertainty as to whether the war would take place at all and, if so, how long it might last. In such an environment, business leaders were unwilling to make significant capital expenditures or to hire new employees. As a result, the entire economy was in a holding pattern until the main thrust of the conflict ended in mid-April.

When the war concluded, consumer sentiment soared upward and the market experienced an increase in speculative activity, with market participants demonstrating a preference for riskier companies in the biotech, Internet, communication, technology, and cyclical sectors. As May progressed, however, actual evidence of an improving economy failed to materialize. In response, interest rates began to fall, which further fueled investor speculation, increasing demand for interest rate-sensitive and highly leveraged companies.

Extensive research drives stock selection

Through the first half of 2003, we increased exposure to sectors that we believed would perform well in anticipation of an economic recovery and reduced exposure to sectors that were more defensive in nature. Specifically, we increased our weighting of technology, industrials, and consumer discretionary stocks--particularly media--and decreased our weighting of healthcare-related stocks relative to the Russell 1000(R) Growth Index.

Our continued focus on identifying attractive opportunities through extensive bottom-up research has benefited the Fund significantly so far this year. Although we reduced the Fund's overall exposure to healthcare stocks, we did maintain a significant position in a large health-benefits provider that proved to be a standout performer over the past six months. It now appears poised to improve its competitive position and profitability even further. Our research into a leading Internet and media company suggested to us that investors were overlooking the company's potential to accelerate earnings by adding subscribers for higher-end services and cutting costs aggressively.

Other meaningful, positive contributors to the Fund's performance came from the technology and biotechnology areas.

With the exception of the company discussed earlier, our healthcare exposure hurt the Fund's performance over the period. A major hospital company in the portfolio announced it would not meet its March earnings targets. Because we were concerned about the long-term prognosis for the company, we sold the stock.

Our outlook for the months ahead

The strongest performers so far in 2003 have been those stocks that underperformed the most during 2001 and 2002. Much of the optimism for an economic recovery--and an improvement in these companies' earnings--rests on the assumption that fiscal and monetary policies will be successful in stimulating capital spending and increasing earnings growth.

From a macro perspective, we believe the backdrop for economic growth and the resumption of business spending will likely remain challenging due to low interest rates and an ample supply of capital chasing a limited number of investment opportunities. However, it appears there are pockets of significant earnings growth materializing as the result of technological innovations, rationalization of cost structures, and industry consolidation.

Thus, we believe that the market will become increasingly selective, with outperformance being driven primarily by sectors offering meaningful innovation and by industries that have consolidated and restructured. We expect the best opportunities to be found in select technology, energy, industrial, and consumer stocks. With the many changes taking place across many industries in the U.S. economy, we believe this may be one of the most exciting times for the stock market in several years.

We thank you for your investment with the Strong Advisor Select Fund.

Thomas J. Pence
Portfolio Co-Manager

Erik J. Voss
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                  -3.08%

          Since Fund Inception   -16.04%
          (12-29-00)

Class B/1/, /2/
----------------------------------------
          1-year                  -3.15%

          Since Fund Inception   -16.75%
          (12-29-00)

Class C/1/, /2/
----------------------------------------
          1-year                   1.16%

          Since Fund Inception   -14.63%
          (12-29-00)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund is nondiversified, meaning it may concentrate its assets in fewer individual holdings than a diversified fund. Therefore, the Fund is more exposed to individual stock volatility and market pressure than a fully diversified fund.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Multi-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Multi-Cap Growth Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Technology Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Technology Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies of any size that derive at least 50% of their revenues, expenses, or profits from producing, developing, selling, using, or distributing technology products or services. The Fund's portfolio will likely include stocks from the following areas: computer software and hardware, semiconductor, media, biotechnology, healthcare, communications, electronics, defense, and aerospace. To select stocks for the Fund, the manager generally looks for several characteristics, including strong revenue growth, overall financial strength, competitive advantages (for example, dominant market share), and effective management (for example, high return on invested capital). The Fund may utilize an active trading approach. The manager may sell a holding when its fundamental qualities deteriorate.

                    Growth of an Assumed $10,000 Investment+
                            From 11-30-00 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                            Lipper
                  Advisor                           Science &
                Technology         S&P 500          Technology
                   Fund             Index*         Funds Index*
Nov 00            $ 9,425         $ 10,000           $ 10,000
Dec 00            $ 8,737         $ 10,049           $  9,895
Mar 01            $ 6,664         $  8,858           $  6,878
Jun 01            $ 8,162         $  9,376           $  7,708
Sep 01            $ 4,694         $  8,001           $  4,873
Dec 01            $ 6,816         $  8,856           $  6,459
Mar 02            $ 6,458         $  8,880           $  6,000
Jun 02            $ 4,683         $  7,691           $  4,349
Sep 02            $ 3,399         $  6,363           $  3,266
Dec 02            $ 4,003         $  6,899           $  3,786
Mar 03            $ 4,079         $  6,681           $  3,776
Jun 03            $ 5,296         $  7,710           $  4,637

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Science & Technology Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Technology Fund experienced very strong performance during the first six months of 2003, with the bulk of its returns coming in the second quarter. The Fund outperformed its broad-based benchmark, the S&P 500 Index, by a wide margin. Results were particularly strong in April and May, before trailing off in June. For the six-month period, the Fund generated a return of 32.31% as compared to the S&P 500 Index, which generated a return of 11.75% over the same period.

Historically, technology stocks have tended to perform better between late fall and late spring, a period that encompasses the increasingly important fourth-quarter consumer electronics selling season. This year that strength has extended beyond the normal time period. We believe this is probably the result of investor optimism that the tech sector may be emerging from its prolonged, three-year period of severe underperformance.

Technology stocks were strong in the second quarter

After a slow first quarter, technology stocks, along with much of the rest of the market, began to rally significantly in early April. This upward trend appeared to reflect investors' optimism that the resolution of the Iraq conflict would eventually lead to an upturn in business spending and a stronger economy. The U.S. economy has, however, continued to perform below consensus expectations, staying in a low- to no-growth pattern. At the same time, European economies have weakened, and Asian economies have also been experiencing lower growth rates.

The sluggish world economy has created an environment of substantial excess capacity, and record low interest rates prevail throughout the world. It is against this background that national political leaders have taken action, enacting stimulative tax policies aimed at expanding overall consumer and business spending. The recently passed U.S. tax-cutting measure appears likely to be followed by Germany shortly. Other countries are expected to follow this lead.

Overall, stock market participants appear to be optimistic that these stimulus efforts will lead to a resumption in world economic growth, which should in turn produce higher corporate earnings and higher stock prices. Should this scenario come to fruition, technology stocks could be poised for further improvement, as this sector has traditionally performed the best during periods of rapid economic expansion.

Seeking out emerging leaders

Over the six months, we continued with the Fund's strategy of identifying and investing in high-growth technology stocks in leading-edge areas of the industry. Most of the stocks that fall into this category are those of smaller, less-capitalized companies. But virtually all of them also share the qualities of being leaders in their respective industries, having strong management teams, and being self-financed.

In poor market environments, even good companies are sometimes ignored by investors--but when the market turns positive, these companies can benefit strongly. Thus, some of the stocks in our portfolio were able to achieve extraordinary returns during the period.

Semiconductors and semiconductor equipment remained our largest subsector in the portfolio. We took advantage of the strong market environment to reduce our holdings in the IT software industry, which is increasingly mature. We believe the growth prospects for this subsector of the market have diminished considerably.

The Fund's allocations to the biotechnology and medical technology areas increased sharply. We placed particular emphasis on companies involved in bio-catalytic processing and genetic molecule testing. In our view, these companies will be among the first to produce significant sales and earnings from the biotech revolution, because they have a shorter approval process as compared to human drug trials.

Because of the sharp price appreciation among many technology stocks, a number of our holdings reached their valuation targets during the period. As a result, we have sold these holdings, increasing the Fund's turnover rate substantially. Fortunately, we have been able to identify additional companies that meet our investment criteria and remain at reasonable valuations. Should current market conditions persist, we anticipate that the turnover rate could remain high.

The prospects for technology stocks

In our view, the outlook for technology investing remains good, based on the assumption that a world economic recovery is forthcoming. Despite the strong price advances recorded so far this year, valuation parameters among many stocks do not yet appear to be excessive. This is because the rally started from the very low valuation levels reached after almost three years of steep declines in technology stocks. We believe we are able to continue to identify leading-edge technology companies with strong management teams and excellent prospects for future growth. We will continue to carefully monitor trends in the overall economy and the technology sector.

Thank you for your investment in the Strong Advisor Technology Fund.

James B. Burkart
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                   6.65%

          Since Fund Inception   -21.83%
          (11-30-00)

Class B/1/, /2/
----------------------------------------
          1-year                   8.09%

          Since Fund Inception   -22.73%
          (11-30-00)

Class C/1/, /2/
----------------------------------------
          1-year                  12.11%

          Since Fund Inception   -20.51%
          (11-30-00)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund concentrates its assets in the technology market sector. As a result, the Fund's shares are likely to fluctuate in value more than those of a fund investing in a broader range of securities.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Science and Technology Funds Index is the average of the 30 largest funds in the Lipper Science and Technology Funds Category. Source of the S&P index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper
     Inc.

Strong Advisor U.S. Small/Mid Cap Growth Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor U.S. Small/Mid Cap Growth Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of small- and medium-capitalization U.S. companies that the Fund's manager believes have favorable prospects for growth of earnings and capital appreciation. The Fund defines "small-capitalization companies" and "medium-capitalization companies" as companies with a market capitalization substantially similar to that of companies in the Russell 2500(TM) Index and Russell Midcap(R) Index, respectively, at the time of investment. To identify these companies, the manager looks for several characteristics, including strong revenue growth, high return on invested capital, overall financial strength, competitive advantages, reasonable current stock price, experienced management, and competence in research, development, and marketing. If there is a change in the company's growth prospects or a deterioration in the company's fundamental qualities, the manager may sell that company's stock.

                    Growth of an Assumed $10,000 Investment+
                             From 3-28-02 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor                             Lipper
                U.S. Small/         Russell          Small-Cap
                  Mid Cap          Midcap(R)          Growth
                Growth Fund         Index*          Funds Index*
Mar 02             $ 9,425         $ 9,806             $ 9,736
Jun 02             $ 8,106         $ 9,045             $ 8,651
Sep 02             $ 6,795         $ 7,450             $ 6,964
Dec 02             $ 6,730         $ 8,040             $ 7,343
Mar 03             $ 6,503         $ 7,850             $ 7,070
Jun 03             $ 8,539         $ 9,284             $ 8,720

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap(R) Index and the Lipper Small-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value of the Fund vary, and you may have a gain or loss when you sell shares. The graph and the Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

Over the six months ended June 30, 2003, the Strong Advisor U.S. Small/Mid Cap Growth Fund outperformed its broad-based benchmark, the Russell Midcap Index. Volatility prevailed in the year's first quarter, as daily mood swings over the impending and then progressive war in Iraq overshadowed the markets. In the second quarter, as the war concluded, the market began to rally. Consumer sentiment rebounded from very depressed levels, and capital spending numbers are beginning to improve after years of very poor results. These factors all contributed to a strong second quarter for the Fund.

Market turned in the second quarter

The war in Iraq was likely the most important event in the first half of 2003. As consumer and business confidence plummeted in anticipation of the war, equity markets languished. In this choppy environment, the market's direction was dictated more by emotions than fundamentals.

With the quick resolution of the war in the second quarter, the markets began to rebound, as investors turned their focus to the prospects for economic recovery. The Federal Reserve's interest rate cuts, coupled with aggressive fiscal stimulus in the form of tax reductions, sparked investors' confidence in an improving economy and helped to drive the markets strongly upward.

Over the first half of 2003, we saw a continuation of the yearlong trend of growth stocks outperforming their value-oriented counterparts.

Preparing for economic recovery

In November 2002, we repositioned the Fund to benefit from an environment of improving business conditions and increasing consumer confidence. We anticipated that the Federal Reserve would continue its efforts to stimulate the economy in 2003, as the Fed signaled concerns about deflation occurring in the United States. Given the economy's overall weakness in the first quarter, however, this positioning hurt our performance in the year's early months. In the second quarter, however, as the economy showed signs of improvement and the markets moved upward, our strategy had positive impact on Fund returns.

Given our economic outlook, we added to the Fund's positions in those sectors that have traditionally done well coming out of slow economic periods. These include truckers, freight forwarders, retailers, and technology. We also began to add to our position in the energy sector. After three years with almost no drilling activity, the numbers of active rigs are beginning to move up. Further, we believe that given the very tight current supply situation for natural gas, a new production cycle for that commodity may be beginning.

We reduced our holdings in some of the more defensive stocks in our portfolio. These positions were beneficial in more uncertain times, but such companies historically have not participated as strongly in an economic recovery.

Our outlook for the months ahead

As the U.S. economy moves more decisively toward recovery, we believe that corporate profits will exceed expectations over the remainder of 2003. The improving economy, along with low interest rates, low inflation, and large stockpiles of cash sitting on the investment sidelines, could all be positive for the equity markets in general and particularly for smaller-cap growth stocks. In addition, we are just about one year into a cycle of growth stocks outperforming value--and these cycles have normally lasted three to five years. We thus believe that there is potential for the environment for growth investing to remain favorable for some time.

We thank you for your investment in the Strong Advisor U.S. Small/Mid Cap Growth Fund.

Thomas L. Press
Portfolio Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/
----------------------------------------
          1-year                  -0.66%

          Since Fund Inception   -11.80%
          (3-28-02)

Class B/1/, /2/
----------------------------------------
          1-year                   0.35%

          Since Fund Inception   -10.81%
          (3-28-02)

Class C/1/, /2/
----------------------------------------
          1-year                   4.47%

          Since Fund Inception    -7.47%
          (3-28-02)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

     Because smaller companies often have narrower markets and limited financial resources, investments in theses stocks present more risk than investments in those of larger, more established companies.

* The Russell Midcap(R) Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Small-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Growth Funds Category. Source of the Russell index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Utilities and Energy Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Advisor Utilities and Energy Fund seeks total return by investing for capital growth and income. The Fund invests, under normal conditions, at least 80% of its net assets in the stocks of U.S. public utility companies and energy companies that pay current dividends and whose earnings are expected to improve. These include companies of any size that provide products and services related to electric power, communications, gas, and water, as well as companies involved in the discovery, development, production, generation, transmission, refinement, measurement, trading, marketing, or distribution of energy. The Fund considers a company to be in the utilities or energy sector if at least 50% of the company's revenues, expenses, or profits are derived from its utilities or energy activities. In addition, the Fund may invest in derivative securities for nonspeculative purposes (e.g., to manage investment risk, for liquidity, or to enhance the Fund's return). The managers may sell a holding if its prospects for growth and income decline or when the managers deem it to be an unattractive investment.

                    Growth of an Assumed $10,000 Investment+
                             From 7-31-02 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong
                  Advisor
                 Utilities                            Lipper
                and Energy         S&P 500           Utility
                  Fund              Index*         Funds Index*
Jul 02            $ 9,425         $ 10,000          $ 10,000
Aug 02            $ 9,595         $ 10,065          $ 10,218
Sep 02            $ 8,413         $  8,973          $  9,288
Oct 02            $ 8,281         $  9,762          $  9,694
Nov 02            $ 8,441         $ 10,336          $ 10,068
Dec 02            $ 8,557         $  9,729          $ 10,161
Jan 03            $ 8,263         $  9,474          $  9,855
Feb 03            $ 7,997         $  9,332          $  9,524
Mar 03            $ 8,241         $  9,422          $  9,735
Apr 03            $ 8,612         $ 10,198          $ 10,398
May 03            $ 9,308         $ 10,735          $ 11,258
Jun 03            $ 9,394         $ 10,872          $ 11,411

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Utility Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Utilities and Energy Fund posted positive returns during the first six months of 2003. Performance was weaker during the first quarter as compared to the second quarter. During the second quarter, performance was stronger, but the Fund slightly lagged the S&P 500 Index.

A strong market recovery

While the Fund's overall performance relative to its benchmark stems primarily from its first-quarter performance, the Fund's strong absolute performance was largely driven by the exceptional market recovery that took place during the second quarter of the year. Virtually all market sectors posted positive returns during this time. However, smaller, higher-growth stocks--rather than the larger, more stable dividend-paying companies this Fund emphasizes--experienced the strongest second-quarter performance.

The performance of many of the stocks in the Fund's portfolio was aided by the passage in May of legislation that reduces the amount of tax that investors must pay on dividends they receive. The utility and energy stocks in the portfolio are above-average dividend payers; central to our investment strategy is seeking out companies that not only pay healthy dividends but also have the resources to increase those payouts over time.

Another factor in the Fund's positive performance was a general perception that electric utility companies were beginning to recover from a series of challenges that began with the Enron debacle. This changing sentiment helped to boost the prices of many stocks in the sector.

Keeping a consistent investment strategy

Our overall investment strategy did not change over the six months. As noted before, we continue to emphasize large-capitalization utility and energy companies that pay dividends and have the potential to increase them.

We did, however, make some changes among our allocations to individual sectors. The most significant of these shifts was our reduction of the Fund's position in natural-gas-related stocks and our increased exposure to energy companies. This change had a negative effect on the Fund returns during this period, but we believe it may be advantageous in coming months.

Despite the change in some sector allocations, there was little change in our major positions in individual companies.

A positive long-term outlook

We are optimistic about the overall outlook for energy and utilities stocks. In the short term, however, we have some concern that weather-related factors could cause earnings for the second quarter of 2003 to compare unfavorably with those for the same period in 2002. This could have negative short-term impact on some of the companies in our portfolio.

For the longer term, though, we are encouraged by a number of positive factors for the companies and industries in which we invest. Among these are stronger balance sheets, improved cash flows, and the recent favorable tax legislation. Given the recent tax change, we anticipate seeing a larger number of companies move to increase their dividends to shareholders. In addition to the obvious immediate benefit to shareholders, such steps would serve to further enhance the attractiveness of these stocks to investors.

We thank you for your investment in the Strong Advisor Utilities and Energy
Fund.

William Ferer
Portfolio Co-Manager

Mark Luftig
Portfolio Co-Manager

William H. Reaves
Portfolio Co-Manager

Ronald Sorenson
Portfolio Co-Manager

Total Returns/2/
As of 6-30-03

Class A/1/, /3/
----------------------------------------
          Since Fund Inception    -6.06%
          (7-31-02)

Class B/1/, /3/
----------------------------------------
          Since Fund Inception    -5.82%
          (7-31-02)

Class C/1/, /3/
----------------------------------------
          Since Fund Inception    -1.84%
          (7-31-02)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     The Fund concentrates its assets in the utilities and energy sectors. As a result, the Fund's shares are likely to fluctuate in value more than those of a Fund investing in a broader range of securities.

     A Fund's performance, especially for very short time periods, should not be the sole factor in making your investment decision.

/2/ Total return measures change in the value of an investment in the Fund assuming reinvestment of dividends and capital gains. Total return reflects aggregate change and is not annualized.

/3/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent deferred sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Utility Funds Index is the average of the 30 largest funds in the Lipper Utility Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Advisor Large Company Core Fund
================================================================================

Your Fund's Approach

The Strong Advisor Large Company Core Fund seeks total return by investing for both income and capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in securities of approximately 50 large-capitalization companies, which offer the potential for capital growth or which are believed to be undervalued relative to the market based on earnings, cash flow, or asset value, consisting primarily of income-producing equity securities. Large-capitalization companies are defined as those companies with a market capitalization substantially similar to that of companies in the S&P 500 Composite Stock Price Index (S&P 500 Index) at the time of investment. To select investments, the managers emphasize capital appreciation and current yield and may invest in convertible securities of any quality to generate higher income. In addition, the Fund generally seeks to allocate its assets in approximately the same proportion as each of the sector allocations in the S&P 500 Index. In addition, the Fund may utilize an active trading approach. The managers may choose to sell a holding when it no longer offers attractive growth prospects or appears to be overvalued relative to the market, or to take advantage of a better investment opportunity, while also maintaining the portfolio's composition at approximately 50 securities.

                    Growth of an Assumed $10,000 Investment+
                             From 11-3-97 to 6-30-03

                              [CHART APPEARS HERE]

                 Strong
                 Advisor                              Lipper
                  Large                             Large-Cap
                 Company           S&P 500             Core
                Core Fund           Index*         Funds Index*
Oct 97           $  9,425         $ 10,000           $ 10,000
Dec 97           $  9,707         $ 10,366           $ 10,481
Jun 98           $ 10,543         $ 12,201           $ 12,372
Dec 98           $ 10,860         $ 13,328           $ 13,304
Jun 99           $ 11,868         $ 14,978           $ 14,649
Dec 99           $ 13,558         $ 16,132           $ 15,878
Jun 00           $ 14,408         $ 16,064           $ 16,178
Dec 00           $ 13,359         $ 14,665           $ 14,708
Jun 01           $ 12,289         $ 13,683           $ 13,562
Dec 01           $ 11,927         $ 12,923           $ 12,821
Jun 02           $ 10,811         $ 11,224           $ 11,236
Dec 02           $ 10,205         $ 10,068           $ 10,098
Jun 03           $ 11,200         $ 11,251           $ 11,123

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index ("S&P 500") and the Lipper Large-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. This graph is based on Class A shares only and reflects the effect of the maximum sales charge of 5.75%; performance for other classes will vary, due to differences in fee structures and sales charges.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

The Strong Advisor Large Company Core Fund began the year slightly behind its broad-based benchmark, the S&P 500 Index, as lower-quality stocks outperformed higher-quality issues. As war with Iraq loomed on the horizon, however, investors sought more conservative investments, allowing the Fund and its higher-quality names to outperform. As a result, the Fund finished the first quarter slightly ahead of its broad-based benchmark.

In the second quarter, however, as the war came to a quick resolution and investors gained confidence in the prospects for economic recovery, stocks staged a powerful rally, with riskier stocks once again taking the lead. This left our returns moderately behind those of our broad-based benchmark for the six months. All in all, it was a volatile but positive first half of the year.

An eventful six months

Three significant events took place during the first six months of 2003 that were all positive for the stock market. First, the war with Iraq came to a rather quick resolution; second, the Fed made a huge injection of liquidity into the capital markets as it continued to battle deflation; and third, new tax legislation was enacted that greatly benefits equity ownership. These were clearly near-term positive events for the stock market and the Fund, but as is so often the case, not all stocks react the same way at the same time.

The most immediate and dramatic beneficiaries of the Fed's action were all of the companies that appeared to be priced for extinction. These low-quality/ low-priced stocks received a pardon of sorts, moving off of death row and experiencing dramatic upward moves as it became obvious that they were not going out of business--at least not yet. More volatile stocks, such as those in the technology sector, did very well, as did some high-dividend payers including companies in the utilities and telecommunications sectors. The Fund's higher-quality orientation has served it very well over the past couple of years, but during this lower-quality rally, we have added some names that are better-positioned to participate in today's liquidity-driven environment.

A disciplined investment approach

We believe that over time, the markets are very efficient allocators of capital. That is, the best companies run by the best people with the best returns on capital will eventually attract the capital. But in the real world, there are also short-term periods of inefficiency. With this in mind, we have adopted a very disciplined process to manage money on a year-to-year basis.

First, under normal market conditions, we keep the portfolio very nearly fully invested; second, we keep our allocation to market sectors in line with those of our benchmark; and third, we focus the bulk of our energies on stock-picking. In selecting stocks, we look at the long term--that is, identifying stocks that will attract capital over the long run. We also look at stocks more likely to benefit over the short term--those that are attracting capital today.

Sometimes, the long-run and short-run stocks are one and the same, but more often than not, there are differences. Clearly this year so far is shaping up in the latter profile, and during the first half of the year, we made some changes to the portfolio to participate in the lower-quality rally. Of course, we also kept significant positions in higher-quality companies more likely to perform well in the long run.

Our outlook

Although the economy is still sluggish, and geopolitical risks remain, for the time being it appears that liquidity will continue to allow the market to rally. The old Wall Street adage "Don't fight the Fed, and don't fight the tape" appears to be holding true--especially when faced, as we are now, with massive deficit spending, tax reductions, and a President campaigning for reelection. At the moment, it appears that the direction of least resistance may be upward.

Thank you for your investment in the Strong Advisor Large Company Core Fund.

Christopher H. Wiles
Portfolio Co-Manager

Lawrence E. Eakin, Jr.
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Class A/1/, /2/, /3/, /4/
----------------------------------------
          1-year/3/               -3.33%

          3-year                  -9.85%

          5-year                   0.02%

          Since Fund Inception     2.02%
          (11-3-97)

Class B/1/, /2/, /3/
----------------------------------------
          1-year                  -2.10%

          3-year                 -10.51%

          5-year                  -0.13%

          Since Fund Inception     1.96%
          (11-3-97)

Class C/1/, /2/, /3/
----------------------------------------
          1-year                   1.92%

          3-year                  -8.87%

          5-year                   0.27%

          Since Fund Inception     2.13%
          (11-3-97)

Class K/1/, /3/
----------------------------------------
          1-year                   4.41%

          3-year                  -7.82%

          5-year                   1.37%

          Since Fund Inception     3.24%
          (11-3-97)

Equity funds are volatile investments and should only be considered for long-term goals.

/1/ From time to time, the Fund's advisor and/or administrator has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ Load-adjusted performance reflects the effect of the maximum sales charge of 5.75% for Class A, the applicable contingent sales charge of 5.00% in year 1 and eliminated after year 6 for Class B, and the applicable contingent deferred sales charge of 1.00% and eliminated after 12 months for Class C.

/3/ Average annual total returns for Class A shares include the effect of the maximum sales charge of 5.75%, which was first charged on 9-17-99 and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) prior to 9-16-02. Average annual total returns for Class B shares include the effect of the applicable contingent deferred sales charge, which is 5.00% in year 1 and is eliminated after year 6, and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class B shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02. Average annual total returns for Class C shares include the effect of the applicable contingent deferred sales charge, which is 1.00%, and is eliminated after 12 months and are based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, restated to reflect the contingent deferred sales charge and the different expenses of the Class C shares, as applicable, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02. The performance of the Class K shares is based on the performance of the Rockhaven Fund's Class A shares (the predecessor Fund) from inception through 9-15-02, and the historical performance of the Strong Advisor Large Company Core Fund's Class A shares from 9-16-02 to 9-30-02, and does not reflect the Fund's maximum sales charge of 5.75%, which was charged from 9-17-99 through 9-30-02. Please consult a prospectus for information about all share classes.

/4/ Average annual total return for Class A shares includes a 1.00% redemption fee (as a percentage of redemption proceeds) imposed on redemptions made within 12 months of purchase.

* The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The Lipper Large-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Large-Cap Core Funds Category. Source of the S&P 500 index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG ADVISOR COMMON STOCK FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.6%
Agricultural Operations 0.1%
Monsanto Company                                       35,000   $       757,400

Auto Manufacturers - Foreign 1.3%
Bayerische Motoren Werke AG                           250,000         9,587,751
Honda Motor Company, Ltd.                             295,000        11,209,704
                                                                ---------------
                                                                     20,797,455

Auto/Truck - Original Equipment 0.9%
Lear Corporation (b)                                  310,000        14,266,200

Banks - Money Center 1.1%
The Bank of New York Company, Inc.                    640,000        18,400,000

Banks - Super Regional 1.0%
Fifth Third Bancorp                                   275,000        15,768,500

Banks - West/Southwest 1.2%
City National Corporation                             425,000        18,938,000

Beverages - Alcoholic 1.1%
Adolph Coors Company Class B                          370,000        18,122,600

Building - Cement/Concrete/Aggregate 1.0%
Martin Marietta Materials, Inc.                       490,000        16,468,900

Building - Construction
 Products/Miscellaneous 0.0%
The Stanley Works                                      20,000           552,000

Building - Heavy Construction 1.1%
Jacobs Engineering Group, Inc. (b) (d)                420,000        17,703,000

Chemicals - Basic 0.1%
PPG Industries, Inc.                                   10,000           507,400
Rohm and Haas Company                                  20,000           620,600
                                                                ---------------
                                                                      1,128,000

Chemicals - Fertilizers 0.2%
IMC Global, Inc.                                      571,000         3,831,410

Chemicals - Specialty 1.2%
Lonza Group AG                                        425,000        19,496,855
Praxair, Inc.                                          10,000           601,000
                                                                ---------------
                                                                     20,097,855

Commercial - Leasing Companies 1.3%
Ryder Systems, Inc.                                   800,000        20,496,000

Commercial Services - Business
 Services 1.3%
IMS Health, Inc.                                    1,200,000        21,588,000

Commercial Services - Miscellaneous 0.2%
D&B Corporation                                        70,700         2,905,770

Commercial Services - Staffing 0.1%
Manpower, Inc.                                         20,000           741,800

Computer - Graphics 2.2%
Mentor Graphics Corporation (b)                     2,450,000        35,476,000

Computer - Integrated Systems 2.5%
Diebold, Inc.                                         490,000        21,192,500
Symbol Technologies, Inc.                           1,525,000        19,840,250
                                                                ---------------
                                                                     41,032,750

Computer - Services 2.7%
BearingPoint, Inc. (b)                              2,570,000        24,800,500
Unisys Corporation (b)                              1,600,000        19,648,000
                                                                ---------------
                                                                     44,448,500

Computer Software - Desktop 1.3%
Red Hat, Inc. (b)                                   2,800,000        21,196,000

Computer Software - Enterprise 0.5%
Business Objects SA Sponsored ADR (b)                 405,000         8,889,750

Containers 1.2%
Pactiv Corporation (b)                                920,000        18,133,200
Sealed Air Corporation (b)                             15,000           714,900
                                                                ---------------
                                                                     18,848,100

Cosmetics - Personal Care 1.0%
International Flavors & Fragrances                    535,000        17,082,550

Diversified Operations 2.7%
Carlisle Companies, Inc.                              450,000        18,972,000
ITT Industries, Inc.                                   10,000           654,600
Olin Corporation                                       35,000           598,500
SPX Corporation (b)                                   520,000        22,911,200
Textron, Inc.                                          15,000           585,300
                                                                ---------------
                                                                     43,721,600

Electrical - Control Instruments 0.5%
Roper Industries, Inc.                                238,100         8,857,320

Electronics - Semiconductor Equipment 0.3%
LTX Corporation (b)                                   618,000         5,327,160

Electronics - Semiconductor
 Manufacturing 1.2%
Fairchild Semiconductor Corporation Class A (b)     1,465,000        18,737,350

Electronics Products - Miscellaneous 1.1%
Rockwell Automation, Inc.                             725,000        17,284,000

Finance - Equity REIT 1.1%
Apartment Investment & Management
 Company Class A                                      495,000        17,127,000

Finance - Investment Brokers 1.4%
Merrill Lynch & Company, Inc.                         475,000        22,173,000

Finance - Publicly Traded Investment Funds -
 Equity (Non 40 Act) 1.6%
Biotech Holders Trust                                 205,000        25,266,250

Financial Services - Miscellaneous 1.5%
The Bisys Group, Inc. (b)                           1,340,000        24,615,800

Household - Appliances 1.2%
Maytag Corporation                                    785,000        19,169,700

Insurance - Brokers 1.2%
Arthur J. Gallagher & Company                         730,000        19,856,000

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Insurance - Life 1.2%
Lincoln National Corporation                          560,000   $    19,952,800

Insurance - Property/Casualty/Title 2.8%
MBIA, Inc.                                            470,000        22,912,500
Travelers Property and Casualty Corporation
 Class A                                            1,420,000        22,578,000
                                                                ---------------
                                                                     45,490,500

Internet - E*Commerce 2.5%
DoubleClick, Inc. (b)                               1,800,000        16,650,000
InterActiveCorp (b)                                   618,000        24,454,260
                                                                ---------------
                                                                     41,104,260

Machinery - General Industrial 0.0%
Parker-Hannifin Corporation                            15,000           629,850

Media - Cable TV 4.4%
Cablevision Systems New York Group Class A (b)      1,400,000        29,064,000
Cox Communications, Inc. Class A (b)                  740,000        23,606,000
General Motors Corporation Class H (b)              1,500,000        19,215,000
                                                                ---------------
                                                                     71,885,000

Media - Newspapers 1.1%
Dow Jones & Company, Inc.                             405,000        17,427,150

Media - Radio/TV 1.6%
Liberty Media Corporation Class A (b)               2,225,000        25,721,000

Medical - Biomedical/Genetics 1.7%
Celgene Corporation (b)                               885,000        26,904,000

Medical - Ethical Drugs 1.7%
Biovail Corporation International (b)                 605,000        28,471,300

Medical - Health Maintenance
 Organizations 1.6%
WellPoint Health Networks, Inc. (b)                   315,000        26,554,500

Medical - Hospitals 0.6%
Universal Health Services, Inc. Class B (b)           260,000        10,301,200

Medical/Dental - Services 1.7%
Omnicare, Inc.                                        835,000        28,214,650

Medical/Dental - Supplies 2.2%
Bausch & Lomb, Inc.                                   465,000        17,437,500
Hillenbrand Industries, Inc.                          370,000        18,666,500
                                                                ---------------
                                                                     36,104,000

Metal Ores - Miscellaneous 1.3%
Alcoa, Inc.                                           860,000        21,930,000

Metal Products - Fasteners 0.0%
Illinois Tool Works, Inc.                              10,000           658,500

Oil & Gas - Drilling 2.8%
Nabors Industries, Ltd. (b)                           525,000        20,763,750
Noble Corporation (b)                                 730,000        25,039,000
                                                                ---------------
                                                                     45,802,750

Oil & Gas - Machinery/Equipment 1.5%
Smith International, Inc. (b)                         665,000        24,432,100

Oil & Gas - Refining/Marketing 1.3%
Valero Energy Corporation                             570,000        20,708,100

Oil & Gas - United States Exploration &
 Production 3.4%
Apache Corporation                                    390,000        25,373,400
Burlington Resources, Inc.                            180,000         9,732,600
EOG Resources, Inc.                                   475,000        19,874,000
                                                                ---------------
                                                                     54,980,000

Paper & Paper Products 0.1%
Bowater, Inc.                                          15,000           561,750
Smurfit-Stone Container Corporation (b)                50,000           651,500
Temple-Inland, Inc.                                    15,000           643,650
                                                                ---------------
                                                                      1,856,900

Pollution Control - Services 1.2%
Republic Services, Inc. (b)                           850,000        19,269,500

Retail - Department Stores 2.4%
J.C. Penney Company, Inc.                           1,180,000        19,883,000
Saks, Inc. (b)                                      2,000,000        19,400,000
                                                                ---------------
                                                                     39,283,000

Retail - Home Furnishings 1.3%
Williams-Sonoma, Inc. (b)                             730,000        21,316,000

Retail - Miscellaneous/Diversified 2.7%
Barnes & Noble, Inc. (b)                              985,000        22,704,250
Toys 'R' Us, Inc. (b)                               1,765,000        21,391,800
                                                                ---------------
                                                                     44,096,050

Retail - Restaurants 1.2%
Outback Steakhouse, Inc.                              500,000        19,500,000

Retail - Super/Mini Markets 1.3%
The Kroger Company (b)                              1,280,000        21,350,400

Retail/Wholesale - Computer/Cellular 1.2%
Tech Data Corporation (b)                             720,000        19,231,200

Retail/Wholesale - Office Supplies 1.4%
Office Depot, Inc. (b)                              1,600,000        23,216,000

Telecommunications - Cellular 2.6%
Nextel Communications, Inc. Class A (b)             1,100,000        19,888,000
Sprint Corporation - PCS Group (b)                  4,000,000        23,000,000
                                                                ---------------
                                                                     42,888,000

Transportation - Airline 1.3%
Continental Airlines, Inc. Class B (b)              1,380,000        20,658,600

Transportation - Rail 0.0%
Burlington Northern Santa Fe Corporation               20,000           568,800

Trucks & Parts - Heavy Duty 0.0%
PACCAR, Inc.                                           10,000           675,600

Utility - Electric Power 1.1%
Reliant Resources, Inc. (b)                         2,900,000        17,777,000
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,210,908,321)                         1,460,630,430
-------------------------------------------------------------------------------
Convertible Preferred Stocks 0.1%
Chemicals - Fertilizers
IMC Global, Inc. 7.50%                                 49,000         2,557,310
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
 (Cost $2,502,480)                                                    2,557,310
-------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                  STRONG ADVISOR COMMON STOCK FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Preferred Stocks 0.3%
Telecommunications - Cellular
Nextel Communications, Inc. 13.00%
 Exchangeable, Series D                                 4,200   $     4,467,750
-------------------------------------------------------------------------------
Total Preferred Stocks (Cost $2,940,000)                              4,467,750
-------------------------------------------------------------------------------
Call Options Purchased 0.1%
PSE Technology 100 Index, Expires 7/18/03
 at $491.97 (e)                                           267         1,919,730
-------------------------------------------------------------------------------
Total Call Options Purchased
 (Cost $1,763,001)                                                    1,919,730
-------------------------------------------------------------------------------
Short-Term Investments (a) 14.5%
Collateral Received for Securities
 Lending (f) 4.2%
Money Market Funds 2.9%
Deutsche Daily Assets Fund - Institutional
 Class                                             46,694,880        46,694,880

Repurchase Agreements 1.3%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase
 proceeds $7,429,884); Collateralized by:
 United States Government & Agency Issues       $   7,429,604         7,429,604
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $7,429,856); Collateralized by:
 United States Government & Agency Issues           7,429,604         7,429,604
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $7,429,884); Collateralized by: United
 States Government & Agency Issues                  7,429,604         7,429,604
                                                                ---------------
                                                                     22,288,812
                                                                ---------------

Total Collateral Received for Securities
 Lending                                                             68,983,692

Repurchase Agreements 10.3%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $165,405,513); Collateralized by: United
 States Government & Agency Issues (c)            165,400,000       165,400,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $2,570,254); Collateralized by: United
 States Government & Agency Issues (c)              2,570,200         2,570,200
                                                                ---------------
Total Repurchase Agreements                                         167,970,200
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $236,953,892)                                                236,953,892
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,455,067,694) 104.6%                                     1,706,529,112
Other Assets and Liabilities, Net (4.6%)                            (75,615,703)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 1,630,913,409
===============================================================================

--------------------------------------------------------------------------------
WRITTEN OPTIONS ACTIVITY
--------------------------------------------------------------------------------
                                                   Contracts        Premiums
--------------------------------------------------------------------------------
Options outstanding at beginning of period                383   $     2,856,526
Options written during the period                         383         2,526,651
Options closed                                           (499)       (3,621,778)
Options expired                                            --                --
Options exercised                                          --                --
                                                -------------   ---------------
Options outstanding at end of period                      267   $     1,761,399
                                                =============   ===============

WRITTEN OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                 Contracts
                                                 (100 shares         Value
                                                per contract)       (Note 2)
--------------------------------------------------------------------------------
PSE Technology 100 Index
 Puts: (Strike Price is $491.97. Expiration
 date is 7/18/03. Premium received is
 $1,761,399.)                                             267   $        (9,879)

                       STRONG ADVISOR MID CAP GROWTH FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.0%
Banks - Southeast 0.8%
First Tennessee National Corporation                   17,000   $       746,470

Beverages - Soft Drinks 0.8%
Cott Corporation (b)                                   37,000           765,530

Building - Resident/Commercial 6.5%
Centex Corporation                                     21,700         1,688,043
D.R. Horton, Inc.                                      47,000         1,320,700
Lennar Corporation Class A                             20,000         1,430,000
NVR, Inc. (b)                                           3,800         1,561,800
                                                                ---------------
                                                                      6,000,543

Commercial Services - Schools 2.9%
Career Education Corporation (b)                       21,000         1,436,820
Corinthian Colleges, Inc. (b)                          26,000         1,262,820
                                                                ---------------
                                                                      2,699,640

Computer - Integrated Systems 0.9%
Symbol Technologies, Inc.                              64,000           832,640

Computer - Local Networks 2.0%
Juniper Networks, Inc. (b)                             37,000           457,690
QLogic Corporation (b)                                 29,000         1,401,570
                                                                ---------------
                                                                      1,859,260

Computer - Memory Devices 1.0%
EMC Corporation (b)                                    47,600           498,372
Western Digital Corporation (b)                        43,000           442,900
                                                                ---------------
                                                                        941,272

Computer - Services 1.7%
Amdocs, Ltd. (b)                                       66,000         1,584,000

Computer Software -
 Education/Entertainment 1.0%
Electronic Arts, Inc. (b)                              13,000           961,870

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Computer Software - Enterprise 3.6%
Citrix Systems, Inc. (b)                               46,000   $       936,560
Cognos, Inc. (b)                                       27,000           729,000
Mercury Interactive Corporation (b)                    18,100           698,841
VERITAS Software Corporation (b)                       34,800           997,716
                                                                ---------------
                                                                      3,362,117

Computer Software - Security 1.3%
Check Point Software Technologies, Ltd. (b)            39,000           762,450
VeriSign, Inc.                                         34,000           470,220
                                                                ---------------
                                                                      1,232,670

Electronics - Scientific Instruments 0.8%
PerkinElmer, Inc.                                      50,000           690,500

Electronics - Semiconductor Equipment 4.1%
ATI Technologies, Inc. (b)                             47,000           479,400
Entegris, Inc. (b)                                     25,000           336,000
KLA-Tencor Corporation (b)                             25,300         1,176,197
MEMC Electronic Materials, Inc. (b)                   125,000         1,225,000
Novellus Systems, Inc. (b)                             14,800           541,991
                                                                ---------------
                                                                      3,758,588

Electronics - Semiconductor
 Manufacturing 4.3%
Altera Corporation (b)                                 22,700           372,280
Broadcom Corporation Class A (b)                       33,000           822,030
Integrated Circuit Systems, Inc. (b)                   24,400           766,892
Microchip Technology, Inc.                             16,000           394,080
Micron Technology, Inc. (b)                            61,200           711,756
National Semiconductor Corporation (b)                 23,000           453,560
SanDisk Corporation (b)                                11,000           443,850
                                                                ---------------
                                                                      3,964,448

Finance - Consumer/Commercial Loans 1.0%
Providian Financial Corporation (b)                    99,200           918,592

Finance - Investment Brokers 0.9%
Legg Mason, Inc.                                       12,000           779,400

Finance - Investment Management 1.6%
Janus Capital Group, Inc.                              30,700           503,480
T. Rowe Price Group, Inc.                              25,000           943,750
                                                                ---------------
                                                                      1,447,230

Finance - Mortgage & Related Services 1.6%
Doral Financial Corporation                            32,000         1,428,800

Finance - Publicly Traded Investment
 Funds-Equity (Non 40 Act) 1.2%
Oil Service Holders Trust                               6,500           390,975
Software Holders Trust                                 23,100           729,498
                                                                ---------------
                                                                      1,120,473

Financial Services - Miscellaneous 0.5%
CheckFree Corporation (b)                              16,000           445,440

Household - Audio/Video 1.7%
Harman International Industries, Inc.                  19,600         1,551,144

Insurance - Property/Casualty/Title 2.3%
W.R. Berkley Corporation                               21,000         1,106,700
Montpelier Re Holdings, Ltd. (b)                       12,500           395,000
RenaissanceRe Holdings, Ltd.                           14,000           637,280
                                                                ---------------
                                                                      2,138,980

Internet - E*Commerce 3.2%
Amazon.com, Inc. (b)                                   30,400         1,109,296
Getty Images, Inc. (b)                                 16,000           660,800
University of Phoenix Online (b)                       24,000         1,216,800
                                                                ---------------
                                                                      2,986,896

Internet - Internet Service
 Provider/Content 1.4%
Yahoo! Inc. (b)                                        40,700         1,333,332

Leisure - Gaming 1.3%
International Game Technology                          12,000         1,227,960

Leisure - Toys/Games/Hobby 0.4%
Leapfrog Enterprises, Inc. Class A (b)                 12,000           381,720

Medical - Biomedical/Genetics 4.3%
Angiotech Pharmaceuticals, Inc. (b)                    19,000           772,730
Celgene Corporation (b)                                19,000           577,600
Genzyme Corporation (b)                                31,300         1,308,340
Gilead Sciences, Inc. (b)                              24,200         1,345,036
                                                                ---------------
                                                                      4,003,706

Medical - Ethical Drugs 0.6%
Allergan, Inc.                                          7,000           539,700

Medical - Generic Drugs 5.3%
Eon Labs, Inc.                                         18,000           632,700
Pharmaceutical Resources, Inc. (b)                     23,000         1,119,180
Taro Pharmaceutical Industries, Ltd. (b)               28,500         1,564,080
Teva Pharmaceutical Industries, Ltd. ADR               11,000           626,230
Watson Pharmaceuticals, Inc. (b)                       24,000           968,880
                                                                ---------------
                                                                      4,911,070

Medical - Health Maintenance
 Organizations 6.5%
Aetna, Inc.                                            21,300         1,282,260
Anthem, Inc. (b)                                       16,600         1,280,690
Coventry Health Care, Inc. (b)                         17,000           784,720
Mid Atlantic Medical Services, Inc. (b)                26,000         1,359,800
WellPoint Health Networks, Inc. (b)                    15,300         1,289,790
                                                                ---------------
                                                                      5,997,260

Medical - Products 2.5%
Boston Scientific Corporation (b)                       9,700           592,670
Cyberonics, Inc. (b)                                   32,000           688,320
Dade Behring Holdings, Inc. (b)                        27,100           622,487
Edwards Lifesciences Corporation                       12,000           385,680
                                                                ---------------
                                                                      2,289,157

Medical/Dental - Services 2.0%
AdvancePCS (b)                                         18,800           718,724
Caremark Rx, Inc. (b)                                  24,500           629,160
Quest Diagnostics, Inc. (b)                             8,000           510,400
                                                                ---------------
                                                                      1,858,284

Metal Ores - Gold/Silver 0.8%
Newmont Mining Corporation Holding
 Company                                               23,000           746,580

Oil & Gas - Drilling 4.7%
ENSCO International, Inc.                              26,300           707,470
Grey Wolf, Inc. (b)                                   111,900           452,076
Nabors Industries, Ltd. (b)                            38,600         1,526,630
Patterson Utility Energy, Inc. (b)                     30,900         1,001,160
Precision Drilling Corporation                         16,300           615,488
                                                                ---------------
                                                                      4,302,824

Oil & Gas - Field Services 2.4%
BJ Services Company (b)                                42,700         1,595,272
Halliburton Company                                    28,500           655,500
                                                                ---------------
                                                                      2,250,772

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ADVISOR MID CAP GROWTH FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Oil & Gas - Machinery/Equipment 2.0%
Smith International, Inc. (b)                          51,100   $     1,877,414

Oil & Gas - United States Exploration &
 Production 2.1%
Pogo Producing Company                                 21,000           897,750
XTO Energy, Inc.                                       50,766         1,020,904
                                                                ---------------
                                                                      1,918,654

Retail - Apparel/Shoe 1.3%
Chicos FAS, Inc. (b)                                   11,000           231,550
Coach, Inc. (b)                                        20,000           994,800
                                                                ---------------
                                                                      1,226,350

Retail - Major Discount Chains 1.0%
Family Dollar Stores, Inc.                             23,700           904,155

Retail - Miscellaneous/Diversified 0.9%
Michaels Stores, Inc. (b)                              21,100           803,066

Retail - Restaurants 4.0%
Brinker International, Inc. (b)                        33,000         1,188,660
P.F. Chang's China Bistro, Inc. (b)                    10,100           497,021
Panera Bread Company Class A (b)                       19,000           760,000
Ruby Tuesday, Inc.                                     50,000         1,236,500
                                                                ---------------
                                                                      3,682,181

Telecommunications - Cellular 1.2%
Nextel Communications, Inc. Class A (b)                62,000         1,120,960

Telecommunications - Equipment 7.6%
Adtran, Inc. (b)                                       16,000           820,640
Comverse Technology, Inc. (b)                          76,300         1,146,789
Corning, Inc. (b)                                     110,000           812,900
JDS Uniphase Corporation (b)                          246,000           863,460
Polycom, Inc. (b)                                      93,300         1,293,138
Scientific-Atlanta, Inc.                               19,000           452,960
UTStarcom, Inc. (b)                                    47,000         1,671,790
                                                                ---------------
                                                                      7,061,677
-------------------------------------------------------------------------------
Total Common Stocks (Cost $75,894,659)                               90,653,325
-------------------------------------------------------------------------------
Short-Term Investments (a) 4.5%
Collateral Received for Securities
 Lending (f) 2.8%
Money Market Funds 1.9%
Deutsche Daily Assets Fund - Institutional
 Class                                              1,800,570         1,800,570

Repurchase Agreements 0.9%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $286,499); Collateralized by: United States
 Government & Agency Issues                     $     286,488           286,488
Goldman, Sachs and Company (Dated 6/30/03),
 1.22%, Due 7/01/03 (Repurchase proceeds
 $286,498); Collateralized by: United States
 Government & Agency Issues                           286,488           286,488
Lehman Brothers Inc. (Dated 6/30/03), 1.23%,
 Due 7/01/03 (Repurchase proceeds
 $286,499); Collateralized by: United States
 Government & Agency Issues                           286,488           286,488
                                                                ---------------
                                                                        859,464
                                                                ---------------
Total Collateral Received for Securities
 Lending                                                              2,660,034

Repurchase Agreements 1.7%
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $500,017); Collateralized by: United
 States Government & Agency Issues (c)          $     500,000   $       500,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,038,322); Collateralized by: United
 States Government & Agency Issues (c)              1,038,300         1,038,300
                                                                ---------------
Total Repurchase Agreements                                           1,538,300
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $4,198,334)                                                    4,198,334
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $80,092,993) 102.5%                                           94,851,659
Other Assets and Liabilities, Net (2.5%)                             (2,301,053)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    92,550,606
===============================================================================

                       STRONG ADVISOR SMALL CAP VALUE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.9%
Auto/Truck - Original Equipment 1.2%
Dura Automotive Systems, Inc. (b) (d)               1,250,300   $    12,265,443
Tower Automotive, Inc. (b)                          1,641,400         6,007,524
                                                                ---------------
                                                                     18,272,967

Banks - Southeast 1.0%
Hibernia Corporation Class A                          816,060        14,819,650

Beverages - Alcoholic 0.4%
Adolph Coors Company Class B                          122,320         5,991,234

Building - Air Conditioning & Heating
 Products 0.4%
York International Corporation                        260,200         6,088,680

Building - Cement/Concrete/Aggregate 0.3%
U.S. Concrete, Inc. (b)                             1,307,600         5,021,184

Building - Construction
 Products/Miscellaneous 0.3%
Royal Group Technologies, Ltd. (b)                    631,800         4,504,734

Building - Heavy Construction 2.8%
Chicago Bridge & Iron Company NV (d)                1,828,400        41,468,112

Building - Maintenance & Services 1.0%
ABM Industries, Inc.                                  478,310         7,365,974
Healthcare Services Group, Inc. (b) (d)               522,100         7,377,273
                                                                ---------------
                                                                     14,743,247

Building - Mobile/Manufacturers & RV 0.1%
Clayton Homes, Inc.                                   135,700         1,703,035

Building - Paint & Allied Products 0.5%
H.B. Fuller Company                                   335,500         7,387,710

Chemicals - Basic 1.2%
FMC Corporation (b)                                   770,300        17,431,889

Chemicals - Fertilizers 1.6%
Agrium, Inc.                                        2,235,715        24,503,437

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Chemicals - Plastics 1.6%
Intertape Polymer Group, Inc. (b) (d)               2,215,000   $    13,179,250
PolyOne Corporation                                 2,520,300        11,215,335
                                                                ---------------
                                                                     24,394,585

Chemicals - Specialty 0.9%
OM Group, Inc. (e)                                    944,400        13,911,012

Commercial Services - Advertising 1.3%
R.H. Donnelley Corporation (b) (e)                    551,300        20,105,911

Commercial Services - Business
 Services 0.3%
US Oncology, Inc. (b)                                 698,400         5,161,176

Commercial Services - Miscellaneous 1.0%
Navigant Consulting, Inc. (b)                       1,239,170        14,684,164

Commercial Services - Security/Safety 1.9%
Armor Holdings, Inc. (b) (e)                        1,119,100        14,995,940
DHB Industries, Inc. (b)                            1,508,700         6,170,583
Wackenhut Corrections Corporation (b)                 564,510         7,739,432
                                                                ---------------
                                                                     28,905,955

Commercial Services - Staffing 1.5%
Gevity HR, Inc.                                       284,400         3,361,608
kforce.com, Inc. (b) (d)                            1,804,685         8,716,628
MPS Group, Inc. (b)                                 1,392,715         9,581,879
                                                                ---------------
                                                                     21,660,115

Computer - Integrated Systems 0.2%
Evans & Sutherland Computer
 Corporation (b) (d)                                  573,500         3,257,480

Computer - Local Networks 0.5%
Black Box Corporation (e)                             215,900         7,815,580

Computer - Memory Devices 0.8%
Iomega Corporation (b)                              1,065,610        11,295,466

Computer Software - Enterprise 1.9%
JDA Software Group, Inc. (b) (e)                      782,700         8,758,413
Lightbridge, Inc. (b) (d)                           1,359,600        11,910,096
OSI Systems, Inc. (b)                                 463,910         7,450,395
                                                                ---------------
                                                                     28,118,904

Computer Software - Medical 1.4%
Eclipsys Corporation (b) (e)                          184,125         1,922,265
IDX Systems Corporation (b) (d) (e)                 1,219,100        18,920,432
                                                                ---------------
                                                                     20,842,697

Containers 0.5%
Constar International, Inc. (b) (d)                   941,100         7,142,949

Diversified Operations 0.8%
ALLETE, Inc. (e)                                      445,000        11,814,750

Electrical - Equipment 0.7%
Encore Wire Corporation (b) (d)                     1,146,900        10,895,550

Electronics - Parts Distributors 0.1%
Richardson Electronics, Ltd.                          260,600         2,110,860

Electronics - Semiconductor
 Equipment 0.2%
Credence Systems Corporation (b)                      436,200         3,694,614

Electronics - Semiconductor
 Manufacturing 0.5%
Cirrus Logic, Inc. (b)                              1,600,500         6,434,010
TriQuint Semiconductor, Inc. (b)                      100,000           416,000
                                                                ---------------
                                                                      6,850,010

Electronics Products - Miscellaneous 1.8%
Celestica, Inc. (b) (e)                               569,200         8,970,592
Coherent, Inc. (b)                                    610,900        14,618,837
Rofin-Sinar Technologies, Inc. (b) (d)                249,450         3,507,267
                                                                ---------------
                                                                     27,096,696

Energy - Other 0.9%
Headwaters, Inc. (b)                                  900,500        13,228,345

Finance - Consumer/Commercial Loans 1.1%
World Acceptance Corporation (b) (d)                  959,600        15,622,288

Finance - Investment Brokers 0.4%
Labranche & Company, Inc.                             284,500         5,886,305

Finance - Publicly Traded Investment
 Funds - Equity 0.4%
iShares Trust Russell 2000 Index Fund                  30,800         2,738,120
iShares Trust Russell 2000 Value Index Fund            20,600         2,657,400
                                                                ---------------
                                                                      5,395,520

Food - Miscellaneous Preparation 0.8%
Del Monte Foods Company (b)                         1,372,785        12,135,420

Household - Office Furniture 0.4%
American Financial Realty Trust                       406,000         6,053,460

Insurance - Accident & Health 0.7%
UnumProvident Corporation                             796,600        10,682,406

Insurance - Life 0.4%
Phoenix Companies, Inc.                               623,700         5,632,011

Insurance - Property/Casualty/Title 2.4%
Endurance Specialty Holdings, Ltd.                    261,510         7,806,073
Mercury General Corporation                           618,700        28,243,655
Vesta Insurance Group, Inc.                            28,500            65,550
                                                                ---------------
                                                                     36,115,278

Internet - E*Commerce 0.5%
Overstock.com, Inc. (b) (d)                           153,900         2,233,089
Stamps.com, Inc. (b)                                1,036,900         4,977,120
                                                                ---------------
                                                                      7,210,209

Internet - Internet Service
 Provider/Content 2.0%
EarthLink, Inc. (b)                                 2,775,400        21,897,906
Net2Phone, Inc. (b) (d)                             1,725,500         7,471,415
                                                                ---------------
                                                                     29,369,321

Leisure - Services 0.9%
Pegasus Solutions, Inc. (b) (e)                       797,500        12,959,375

Machinery - General Industrial 1.8%
Robbins & Myers, Inc.                                 355,200         6,571,200
UNOVA, Inc. (b)                                     1,771,100        19,659,210
                                                                ---------------
                                                                     26,230,410

Medical - Generic Drugs 1.1%
Andrx Group (b) (e)                                   840,400        16,723,960

Medical - Instruments 1.1%
Applera Corporation-Applied Biosystems
 Group (e)                                            904,800        17,218,344

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Medical - Nursing Homes 2.5%
Beverly Enterprises, Inc. (b)                       3,440,400   $    12,041,400
Manor Care, Inc. (b) (e)                              995,600        24,899,956
                                                                ---------------
                                                                     36,941,356

Medical - Outpatient/Home Care 0.5%
Gentiva Health Services, Inc. (b)                     754,900         6,794,100

Medical - Products 1.4%
Allied Healthcare Products, Inc. (b) (d)              564,100         2,013,837
Discovery Partners International, Inc. (b) (d)      1,505,800         6,685,752
OraSure Technologies, Inc. (b) (e)                  1,591,950        11,875,947
                                                                ---------------
                                                                     20,575,536

Medical/Dental - Services 0.7%
Omnicare, Inc. (e)                                    320,000        10,812,800

Metal Ores - Gold/Silver 8.2%
Apex Silver Mines, Ltd. (b) (d)                     1,939,700        28,610,575
Glamis Gold, Ltd. (b)                               2,923,800        33,535,986
Goldcorp, Inc.                                      1,709,500        20,514,000
Harmony Gold Mining Company, Ltd.
 Sponsored ADR (e)                                  1,843,500        24,831,945
Meridian Gold, Inc. (b) (e)                         1,289,800        14,819,802
                                                                ---------------
                                                                    122,312,308

Metal Ores - Miscellaneous 0.2%
Cleveland-Cliffs, Inc. (b)                            156,600         2,795,310

Metal Processing & Fabrication 0.0%
Webco Industries, Inc. (b)                            122,200           348,270

Oil & Gas - Drilling 3.0%
Grey Wolf, Inc. (b)                                   646,800         2,613,072
Helmerich & Payne, Inc.                               545,180        15,919,256
Parker Drilling Company (b)                           348,200         1,013,262
Pride International, Inc. (b) (e)                     966,200        18,183,884
Transocean, Inc. (b)                                  345,900         7,599,423
                                                                ---------------
                                                                     45,328,897

Oil & Gas - Field Services 5.8%
BJ Services Company (b) (e)                           248,500         9,283,960
Global Industries, Ltd. (b)                         3,396,400        16,370,648
Key Energy Services, Inc. (b)                       2,206,900        23,657,968
Newpark Resources, Inc. (b)                         2,079,900        11,397,852
Oceaneering International, Inc. (b)                   472,800        12,080,040
Petroleum Geo-Services ASA Sponsored ADR (b)          194,100           118,401
Petroleum Helicopters, Inc. (b)                       102,080         3,220,624
Petroleum Helicopters, Inc. (non-voting) (b)          174,260         5,253,939
Willbros Group, Inc. (b)                              545,200         5,664,628
                                                                ---------------
                                                                     87,048,060

Oil & Gas - Machinery/Equipment 1.2%
Matrix Service Company (b) (d)                        437,300         7,512,814
Smith International, Inc. (b) (e)                     298,500        10,966,890
                                                                ---------------
                                                                     18,479,704

Oil & Gas - United States Exploration &
 Production 8.5%
Forest Oil Corporation (b)                          1,295,700        32,547,984
Greka Energy Corporation (b) (d)                      455,100         2,634,574
The Houston Exploration Company (b)                    50,000         1,735,000
McMoRan Exploration Company (b) (d) (e)               853,500         9,507,990
Newfield Exploration Company (b)                      237,500         8,918,125
Noble Energy, Inc.                                    507,300        19,175,940
PetroQuest Energy, Inc. (b)                           629,300         1,478,855
Pioneer Natural Resources Company (b)                 273,500         7,138,350
Range Resources Corporation (b) (d)                 3,577,800        22,432,806
Remington Oil & Gas Corporation (b)                   377,700         6,942,126
Stone Energy Corporation (b)                          364,300        15,271,456
                                                                ---------------
                                                                    127,783,206

Paper & Paper Products 1.9%
Chesapeake Corporation                                699,800        15,290,630
Wausau-Mosinee Paper Corporation                    1,133,700        12,697,440
                                                                ---------------
                                                                     27,988,070

Pollution Control - Services 0.9%
Calgon Carbon Corporation (d)                       2,305,090        13,254,267

Retail - Apparel/Shoe 2.2%
American Eagle Outfitters, Inc. (b) (e)               654,400        12,001,696
Foot Locker, Inc. (e)                                 866,400        11,479,800
Too, Inc. (b) (e)                                     472,700         9,572,175
                                                                ---------------
                                                                     33,053,671

Retail - Mail Order & Direct 0.2%
dELiA*s Corporation Class A (b)                       275,000           192,500
J. Jill Group, Inc. (b) (e)                           193,700         3,261,908
                                                                ---------------
                                                                      3,454,408

Retail - Major Discount Chains 0.3%
Shopko Stores, Inc. (b) (e)                           382,480         4,972,240

Retail - Miscellaneous/Diversified 1.7%
Barbeques Galore, Ltd. Sponsored ADR (d)              423,120         1,148,771
Sharper Image Corporation (b) (d) (e)                 908,600        24,777,522
                                                                ---------------
                                                                     25,926,293

Retail/Wholesale - Auto Parts 0.2%
The Pep Boys - Manny, Moe & Jack                      192,620         2,602,296

Shoes & Related Apparel 0.6%
Wolverine World Wide, Inc.                            489,900         9,435,474

Steel - Producers 3.7%
IPSCO, Inc.                                         1,554,600        16,634,220
Roanoke Electric Steel Corporation                    385,000         2,883,650
Steel Dynamics, Inc. (b)                            1,430,410        19,596,617
United States Steel Corporation (e)                 1,037,600        16,985,512
                                                                ---------------
                                                                     56,099,999

Steel - Specialty Alloys 1.3%
Carpenter Technology Corporation                      733,950        11,449,620
GrafTech International, Ltd. (b)                    1,469,000         8,006,050
                                                                ---------------
                                                                     19,455,670

Transportation - Airline 0.5%
Linea Aerea Nacional Chile SA Sponsored ADR         1,013,900         8,111,200

Transportation - Services 0.7%
EGL, Inc. (b) (e)                                     661,260        10,051,152

Transportation - Ship 0.5%
Omi Corporation (b)                                 1,235,100         7,608,216

Transportation - Truck 0.6%
Covenant Transport, Inc. Class A (b)                  511,000         8,687,000

Utility - Gas Distribution 0.0%
Southwestern Energy Corporation (b)                    23,000           345,230
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,181,056,529)                         1,362,421,738
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 9.4%
Repurchase Agreements
ABN AMRO Inc. (Dated 6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $139,704,657); Collateralized by: United
 States Government & Agency Issues (c)          $ 139,700,000   $   139,700,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $652,014); Collateralized by: United
 States Government & Agency Issues (c)                652,000           652,000
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $140,352,000)                                                140,352,000
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,321,408,529) 100.3%                                     1,502,773,738
Other Assets and Liabilities, Net (0.3%)                             (4,903,758)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $ 1,497,869,980
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                  Contracts         Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period             28,521   $     5,669,788
Options written during the period                      52,124         9,500,472
Options closed                                        (61,738)      (11,386,819)
Options expired                                        (2,075)         (273,760)
Options exercised                                      (1,367)         (233,455)
                                                -------------   ---------------
Options outstanding at end of period                   15,465   $     3,276,226
                                                =============   ===============

WRITTEN CALL OPTIONS DETAIL
--------------------------------------------------------------------------------
                                                  Contracts
                                                 (100 shares         Value
                                                per contract)       (Note 2)
--------------------------------------------------------------------------------
ALLETE, Inc.
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $33,398.)                   200   $       (81,000)
 (Strike Price is $25.00. Expiration date is
 7/18/03. Premium received is $12,437.)                   100           (16,750)

American Eagle Outfitters, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $12,699.)                   100           (34,500)
 (Strike Price is $17.50. Expiration date is
 8/15/03. Premium received is $68,947.)                   350           (61,250)

Andrx Group
 (Strike Price is $20.00. Expiration date is
 7/18/03. Premium received is $16,349.)                    50            (5,500)
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $7,600.)                     50            (1,625)
 (Strike Price is $25.00. Expiration date is
 7/18/03. Premium received is $7,900.)                    100            (2,250)
 (Strike Price is $20.00. Expiration date is
 9/19/03. Premium received is $83,396.)                   200           (43,500)
 (Strike Price is $22.50. Expiration date is
 9/19/03. Premium received is $16,019.)                    60            (7,200)
 (Strike Price is $25.00. Expiration date is
 9/19/03. Premium received is $15,699.)                   100            (6,750)

Applera Corporation-Applied Biosystems Group
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $17,294.)                   100           (18,000)
 (Strike Price is $20.00. Expiration date is
 7/18/03. Premium received is $69,395.)                   500           (23,750)
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $7,900.)                    100            (1,000)
 (Strike Price is $17.50. Expiration date is
 9/19/03. Premium received is $28,699.)                   100           (26,000)
 (Strike Price is $20.00. Expiration date is
 9/19/03. Premium received is $51,003.)                   300           (39,000)
 (Strike Price is $22.50. Expiration date is
 9/19/03. Premium received is $13,770.)                   100            (5,750)

Armor Holdings, Inc.
 (Strike Price is $15.00. Expiration date is
 11/21/03. Premium received is $22,399.)                  200           (10,000)

BJ Services Company
 (Strike Price is $32.50. Expiration date is
 7/18/03. Premium received is $69,697.)                   100           (51,000)
 (Strike Price is $35.00. Expiration date is
 7/18/03. Premium received is $48,698.)                   100           (29,000)
 (Strike Price is $37.50. Expiration date is
 7/18/03. Premium received is $87,196.)                   350           (42,000)
 (Strike Price is $40.00. Expiration date is
 7/18/03. Premium received is $68,947.)                   350           (11,375)

Black Box Corporation
 (Strike Price is $35.00. Expiration date is
 7/18/03. Premium received is $113,960.)                  300           (60,750)
 (Strike Price is $40.00. Expiration date is
 7/18/03. Premium received is $108,333.)                  550            (9,625)
 (Strike Price is $35.00. Expiration date is
 9/19/03. Premium received is $362,083.)                  550          (203,500)
 (Strike Price is $40.00. Expiration date is
 9/19/03. Premium received is $84,746.)                   250           (36,875)

Celestica, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $30,398.)                   200           (24,500)
 (Strike Price is $12.50. Expiration date is
 9/19/03. Premium received is $15,247.)                   100           (37,000)
 (Strike Price is $15.00. Expiration date is
 9/19/03. Premium received is $10,349.)                    50           (10,125)

EGL, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $2,425.)                     25            (1,812)
 (Strike Price is $15.00. Expiration date is
 8/15/03. Premium received is $29,637.)                   200           (23,500)

Eclipsys Corporation
 (Strike Price is $10.00. Expiration date is
 9/19/03. Premium received is $14,803.)                   150           (18,000)

Foot Locker, Inc.
 (Strike Price is $12.50. Expiration date is
 8/15/03. Premium received is $29,549.)                   150           (18,000)

Harmony Gold Mining Company, Ltd.
 Sponsored ADR
 (Strike Price is $12.50. Expiration date is
 11/21/03. Premium received is $78,596.)                  300           (57,750)
 (Strike Price is $15.00. Expiration date is
 11/21/03. Premium received is $85,796.)                  650           (56,875)

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                 STRONG ADVISOR SMALL CAP VALUE FUND (continued)

                                                  Contracts
                                                 (100 shares         Value
                                                per contract)       (Note 2)
--------------------------------------------------------------------------------
WRITTEN CALL OPTIONS DETAIL (continued)
--------------------------------------------------------------------------------
IDX Systems Corporation
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $7,400.)                    100   $        (9,250)
 (Strike Price is $15.00. Expiration date is
 8/15/03. Premium received is $11,749.)                   125           (17,188)

JDA Software Group, Inc.
 (Strike Price is $10.00. Expiration date is
 7/18/03. Premium received is $5,160.)                     30            (3,975)
 (Strike Price is $12.50. Expiration date is
 10/17/03. Premium received is $20,549.)                  150           (13,125)

J. Jill Group, Inc.
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $34,874.)                   200           (41,500)
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $7,900.)                    100            (4,750)
 (Strike Price is $15.00. Expiration date is
 12/19/03. Premium received is $30,699.)                  100           (32,000)

Manor Care, Inc.
 (Strike Price is $22.50. Expiration date is
 11/21/03. Premium received is $40,698.)                  100           (32,500)
 (Strike Price is $25.00. Expiration date is
 11/21/03. Premium received is $22,699.)                  100           (16,750)

McMoRan Exploration Company
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $1,480.)                     20              (300)
 (Strike Price is $12.50. Expiration date is
 8/15/03. Premium received is $9,699.)                    100            (3,750)
 (Strike Price is $10.00. Expiration date is
 11/21/03. Premium received is $30,699.)                  100           (20,750)
 (Strike Price is $12.50. Expiration date is
 11/21/03. Premium received is $33,398.)                  200           (19,500)

Meridian Gold, Inc.
 (Strike Price is $10.00. Expiration date is
 7/18/03. Premium received is $30,531.)                   250           (38,125)
 (Strike Price is $10.00. Expiration date is
 10/17/03. Premium received is $22,699.)                  100           (20,750)
 (Strike Price is $12.50. Expiration date is
 10/17/03. Premium received is $20,399.)                  200           (16,500)

OM Group, Inc.
 (Strike Price is $10.00. Expiration date is
 7/18/03. Premium received is $59,482.)                   300          (142,500)
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $52,397.)                   200           (47,000)
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $38,598.)                   300           (14,250)
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $29,099.)                   300            (2,250)
 (Strike Price is $15.00. Expiration date is
 8/15/03. Premium received is $17,799.)                   200           (22,000)

Omnicare, Inc.
 (Strike Price is $27.50. Expiration date is
 7/18/03. Premium received is $7,900.)                    100           (64,500)
 (Strike Price is $30.00. Expiration date is
 7/18/03. Premium received is $370.)                        5            (2,000)
 (Strike Price is $25.00. Expiration date is
 9/19/03. Premium received is $32,698.)                   100           (90,500)
 (Strike Price is $27.50. Expiration date is
 9/19/03. Premium received is $33,398.)                   200          (133,000)
 (Strike Price is $30.00. Expiration date is
 9/19/03. Premium received is $38,885.)                   150           (67,500)

OraSure Technologies, Inc.
 (Strike Price is $7.50. Expiration date is
 10/17/03. Premium received is $21,155.)                  300           (27,750)

Pegasus Solutions, Inc.
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $65,997.)                   500          (190,000)

Pride International, Inc.
 (Strike Price is $17.50. Expiration date is
 7/18/03. Premium received is $15,699.)                   100           (14,500)

R.H. Donnelley Corporation
 (Strike Price is $30.00. Expiration date is
 8/15/03. Premium received is $313,164.)                  900          (598,500)
 (Strike Price is $35.00. Expiration date is
 8/15/03. Premium received is $45,598.)                   300           (62,250)
 (Strike Price is $35.00. Expiration date is
 11/21/03. Premium received is $20,175.)                  100           (30,250)

Sharper Image Corporation
 (Strike Price is $22.50. Expiration date is
 7/18/03. Premium received is $3,950.)                     50           (24,000)
 (Strike Price is $25.00. Expiration date is
 7/18/03. Premium received is $81,896.)                   450          (114,750)
 (Strike Price is $20.00. Expiration date is
 8/15/03. Premium received is $28,049.)                   150          (111,000)
 (Strike Price is $25.00. Expiration date is
 8/15/03. Premium received is $79,746.)                   250           (76,250)
 (Strike Price is $30.00. Expiration date is
 8/15/03. Premium received is $6,900.)                    100            (6,000)

Shopko Stores, Inc.
 (Strike Price is $12.50. Expiration date is
 9/19/03. Premium received is $20,549.)                   150           (21,375)

Smith International, Inc.
 (Strike Price is $37.50. Expiration date is
 7/18/03. Premium received is $40,822.)                   150           (12,000)
 (Strike Price is $40.00. Expiration date is
 7/18/03. Premium received is $42,165.)                   200            (4,000)

Too, Inc.
 (Strike Price is $17.50. Expiration date is
 8/15/03. Premium received is $21,794.)                   100           (29,500)
 (Strike Price is $20.00. Expiration date is
 8/15/03. Premium received is $8,400.)                    100           (12,500)

United States Steel Corporation
 (Strike Price is $12.50. Expiration date is
 7/18/03. Premium received is $40,898.)                   200           (78,000)
 (Strike Price is $15.00. Expiration date is
 7/18/03. Premium received is $9,849.)                     50            (7,625)
 (Strike Price is $15.00. Expiration date is
 10/17/03. Premium received is $10,199.)                  100           (20,750)
 (Strike Price is $17.50. Expiration date is
 10/17/03. Premium received is $32,598.)                  300           (22,500)
                                                -------------   ---------------
                                                       15,465   $    (3,415,225)
                                                =============   ===============

--------------------------------------------------------------------------------

                         STRONG ADVISOR U.S. VALUE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.9%
Aerospace - Defense 2.3%
General Dynamics Corporation                           17,900   $     1,297,750
Lockheed Martin Corporation                            24,400         1,160,708
Raytheon Company                                       80,000         2,627,200
                                                                ---------------
                                                                      5,085,658

Auto Manufacturers - Domestic 0.6%
General Motors Corporation                             38,100         1,371,600

Banks - Midwest 0.3%
Provident Financial Group, Inc.                        27,000           692,010

Banks - Money Center 8.3%
Bank of America Corporation                            63,000         4,978,890
The Bank of New York Company, Inc.                     35,000         1,006,250
Citigroup, Inc.                                       185,000         7,918,000
HSBC Holdings PLC Sponsored ADR                        14,231           841,194
J.P. Morgan Chase & Company                           103,000         3,520,540
                                                                ---------------
                                                                     18,264,874

Banks - Northeast 0.8%
Banknorth Group, Inc.                                  55,000         1,403,600
Peoples Bank                                           11,400           330,486
                                                                ---------------
                                                                      1,734,086

Banks - Southeast 0.6%
Compass Bancshares, Inc.                               37,000         1,292,410

Banks - Super Regional 7.8%
Bank One Corporation                                   57,000         2,119,260
Charter One Financial, Inc.                            44,415         1,384,860
KeyCorp                                                41,600         1,051,232
Mellon Financial Corporation                           28,000           777,000
National City Corporation                              36,500         1,193,915
Regions Financial Corporation                          46,000         1,553,880
SouthTrust Corporation                                 39,600         1,077,120
U.S. Bancorp                                           92,800         2,273,600
Wachovia Corporation                                   67,100         2,681,316
Wells Fargo Company                                    59,000         2,973,600
                                                                ---------------
                                                                     17,085,783

Beverages - Alcoholic 0.3%
Anheuser-Busch Companies, Inc.                         13,000           663,650

Building - Maintenance & Services 2.2%
The ServiceMaster Company                             440,000         4,708,000

Building Products - Wood 2.9%
Georgia-Pacific Corporation                           245,000         4,642,750
Weyerhaeuser Company                                   31,200         1,684,800
                                                                ---------------
                                                                      6,327,550

Chemicals - Basic 1.2%
The Dow Chemical Company                               56,000         1,733,760
PPG Industries, Inc.                                   15,300           776,322
                                                                ---------------
                                                                      2,510,082

Chemicals - Fertilizers 0.7%
IMC Global, Inc.                                      238,000         1,596,980

Chemicals - Specialty 0.2%
Praxair, Inc.                                           6,000           360,600

Commercial Services - Miscellaneous 1.4%
ARAMARK Corporation Class B (b)                        48,000         1,076,160
Automatic Data Processing, Inc.                        60,000         2,031,600
                                                                ---------------
                                                                      3,107,760

Computer - Manufacturers 1.3%
Hewlett-Packard Company                               133,000         2,832,900

Computer - Services 2.1%
International Business Machines Corporation            45,000         3,712,500
Unisys Corporation (b)                                 70,100           860,828
                                                                ---------------
                                                                      4,573,328

Cosmetics - Personal Care 0.3%
Kimberly-Clark Corporation                             11,000           573,540

Diversified Operations 4.6%
AOL Time Warner, Inc. (b)                             115,000         1,850,350
Agilent Technologies, Inc. (b)                         33,000           645,150
E.I. Du Pont de Nemours & Company                      50,631         2,108,275
Emerson Electric Company                               27,900         1,425,690
ITT Industries, Inc.                                   18,000         1,178,280
Loews Corporation                                      19,500           922,155
3M Co.                                                  6,000           773,880
United Technologies Corporation                        17,200         1,218,276
                                                                ---------------
                                                                     10,122,056

Electronics - Measuring Instruments 0.4%
Waters Corporation (b)                                 30,000           873,900

Electronics - Semiconductor Manufacturing 0.4%
Micron Technology, Inc. (b)                            70,000           814,100

Finance - Consumer/Commercial Loans 0.2%
Capital One Financial Corporation                      10,000           491,800

Finance - Equity REIT 0.7%
Equity Office Properties Trust                         30,000           810,300
Equity Residential Properties Trust                    27,000           700,650
                                                                ---------------
                                                                      1,510,950

Finance - Investment Brokers 1.1%
The Goldman Sachs Group, Inc.                           8,200           686,750
Morgan Stanley                                         42,000         1,795,500
                                                                ---------------
                                                                      2,482,250

Finance - Investment Management 0.7%
T. Rowe Price Group, Inc.                              13,000           490,750
Waddell & Reed Financial, Inc. Class A                 39,000         1,001,130
                                                                ---------------
                                                                      1,491,880

Finance - Savings & Loan 0.9%
Washington Mutual, Inc.                                50,000         2,065,000

Financial Services - Miscellaneous 0.7%
American Express Company                               38,000         1,588,780

Food - Meat Products 0.4%
Tyson Foods, Inc. Class A                              87,000           923,940

Food - Miscellaneous Preparation 1.8%
Del Monte Foods Company (b)                           111,900           989,196
General Mills, Inc.                                    15,300           725,373
Sara Lee Corporation                                  115,000         2,163,150
                                                                ---------------
                                                                      3,877,719

Insurance - Accident & Health 0.9%
AFLAC, Inc.                                            65,000         1,998,750

Insurance - Brokers 0.3%
Marsh & McLennan Companies, Inc.                       12,600           643,482

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                   STRONG ADVISOR U.S. VALUE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Insurance - Diversified 2.7%
American International Group, Inc.                     58,500   $     3,228,030
John Hancock Financial Services, Inc.                  24,500           752,885
Principal Financial Group, Inc.                        25,300           815,925
Prudential Financial, Inc.                             34,100         1,147,465
                                                                ---------------
                                                                      5,944,305

Insurance - Life 0.4%
Lincoln National Corporation                           25,000           890,750

Insurance - Property/Casualty/Title 2.2%
The Allstate Corporation                               32,000         1,140,800
Chubb Corporation                                      16,500           990,000
Hartford Financial Services Group, Inc.                21,800         1,097,848
The St. Paul Companies, Inc.                           20,300           741,153
Travelers Property and Casualty Corporation
 Class B                                               60,309           951,073
                                                                ---------------
                                                                      4,920,874

Leisure - Hotels & Motels 0.4%
Marriott International, Inc. Class A                   23,000           883,660

Leisure - Movies & Related 1.9%
Metro-Goldwyn-Mayer, Inc. (b)                         340,000         4,222,800

Leisure - Photo Equipment/Related 0.3%
Eastman Kodak Company                                  24,200           661,870

Leisure - Services 1.5%
Cendant Corporation (b)                                81,800         1,498,576
The Walt Disney Company                                93,000         1,836,750
                                                                ---------------
                                                                      3,335,326

Machinery - Construction/Mining 0.8%
Caterpillar, Inc.                                      30,100         1,675,366

Machinery - Farm 0.5%
Deere & Company                                        26,000         1,188,200

Media - Cable TV 1.8%
Comcast Corporation Class A (b)                        58,974         1,779,835
Comcast Corporation Class A (Non-Voting) (b)           46,000         1,326,180
Cox Communications, Inc. Class A (b)                   25,400           810,260
                                                                ---------------
                                                                      3,916,275

Media - Newspapers 0.9%
Gannett Company, Inc.                                  26,200         2,012,422

Media - Radio/TV 2.6%
Clear Channel Communications, Inc. (b)                 19,500           826,605
Liberty Media Corporation Class A (b)                 238,000         2,751,280
Viacom, Inc. Class B (b)                               49,700         2,169,902
                                                                ---------------
                                                                      5,747,787

Medical - Ethical Drugs 2.4%
Bristol-Myers Squibb Company                           60,400         1,639,860
Merck & Company, Inc.                                  48,000         2,906,400
Schering-Plough Corporation                            32,000           595,200
                                                                ---------------
                                                                      5,141,460

Medical - Hospitals 0.8%
Tenet Healthcare Corporation (b)                      154,000         1,794,100

Medical - Wholesale Drugs/Sundries 1.4%
McKesson Corporation                                   84,000         3,002,160

Medical/Dental - Supplies 0.9%
Sola International, Inc. (b)                          113,300         1,971,420

Metal Ores - Miscellaneous 1.1%
Alcoa, Inc.                                            52,100         1,328,550
Phelps Dodge Corporation (b)                           30,000         1,150,200
                                                                ---------------
                                                                      2,478,750

Oil & Gas - International Integrated 7.4%
ChevronTexaco Corporation                              48,000         3,465,600
ConocoPhillips                                         49,000         2,685,200
Exxon Mobil Corporation                               282,000        10,126,620
                                                                ---------------
                                                                     16,277,420

Oil & Gas - International Specialty 1.0%
Kerr McGee Corporation                                 20,700           927,360
Unocal Corporation                                     40,200         1,153,338
                                                                ---------------
                                                                      2,080,698

Oil & Gas - United States Integrated 0.3%
El Paso Corporation                                    89,600           723,968

Paper & Paper Products 0.6%
International Paper Company                            39,300         1,404,189

Pollution Control - Services 0.5%
Waste Management, Inc.                                 44,000         1,059,960

Retail - Apparel/Shoe 0.4%
The Gap, Inc.                                          50,000           938,000

Retail - Department Stores 0.9%
Federated Department Stores, Inc.                      25,000           921,250
May Department Stores Company                          44,793           997,092
                                                                ---------------
                                                                      1,918,342

Retail - Drug Stores 0.4%
CVS Corporation                                        28,200           790,446

Retail - Restaurants 3.0%
McDonald's Corporation                                293,100         6,465,786

Retail - Super/Mini Markets 1.1%
The Kroger Company (b)                                150,000         2,502,000

Soap & Cleaning Preparations 0.9%
The Procter & Gamble Company                           23,000         2,051,140

Telecommunications - Equipment 1.7%
Motorola, Inc.                                        396,000         3,734,280

Telecommunications - Services 5.9%
ALLTEL Corporation                                     19,000           916,180
AT&T Corporation                                       39,400           758,450
BellSouth Corporation                                  80,000         2,130,400
SBC Communications, Inc.                              148,400         3,791,620
Sprint Corporation                                     51,000           734,400
Verizon Communications, Inc.                          117,000         4,615,650
                                                                ---------------
                                                                     12,946,700

Tobacco - 1.1%
Altria Group, Inc.                                     55,000         2,499,200

Transportation - Air Freight 0.9%
FedEx Corporation                                      33,000         2,046,990

Transportation - Rail 0.8%
Burlington Northern Santa Fe Corporation               24,800           705,312
Norfolk Southern Corporation                           50,000           960,000
                                                                ---------------
                                                                      1,665,312

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Utility - Electric Power 3.3%
Consolidated Edison, Inc.                              27,000   $     1,168,560
Duke Energy Corporation                                70,000         1,396,500
Exelon Corporation                                     26,200         1,567,022
FPL Group, Inc.                                        26,600         1,778,210
The Southern Company                                   42,000         1,308,720
                                                                ---------------
                                                                      7,219,012

Utility - Gas Distribution 0.7%
Vectren Corporation                                    56,700         1,420,335
-------------------------------------------------------------------------------
Total Common Stocks (Cost $197,731,605)                             219,196,721
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.4%
Collateral Received for Securities
 Lending (f) 7.2%
Money Market Funds 4.9%
Deutsche Daily Assets Fund - Institutional
 Class                                             10,726,480        10,726,480

Repurchase Agreements 2.3%
Barclays Capital, Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,706,750); Collateralized by: United
 States Government & Agency Issues              $   1,706,686         1,706,686
Goldman, Sachs and Company (Dated
 6/30/03), 1.22%, Due 7/01/03 (Repurchase
 proceeds $1,706,744); Collateralized by:
 United States Government & Agency Issues           1,706,686         1,706,686
Lehman Brothers Inc. (Dated 6/30/03),
 1.23%, Due 7/01/03 (Repurchase proceeds
 $1,706,750); Collateralized by: United
 States Government & Agency Issues                  1,706,686         1,706,686
                                                                ---------------
                                                                      5,120,058
                                                                ---------------

Total Collateral Received for Securities
 Lending                                                             15,846,538

Repurchase Agreements 0.2%
ABN AMRO Inc. (Dated (6/30/03), 1.20%,
 Due 7/01/03 (Repurchase proceeds
 $400,013); Collateralized by: United States
 Government & Agency Issues (c)                       400,000           400,000
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $61,601); Collateralized by: United States
 Government Agency & Issues (c)                        61,600            61,600
                                                                ---------------
Total Repurchase Agreements                                             461,600
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $16,308,138)                                                  16,308,138
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $214,039,743) 107.3%                                         235,504,859
Other Assets & Liabilities, Net (7.3%)                              (16,088,149)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $   219,416,710
===============================================================================

                     STRONG ADVISOR ENDEAVOR LARGE CAP FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.8%
Auto/Truck - Original Equipment 1.6%
Eaton Corporation                                       7,200   $       565,992

Banks - Money Center 4.1%
Citigroup, Inc.                                        33,475         1,432,730

Beverages - Soft Drinks 2.0%
The Coca-Cola Company                                  14,964           694,479

Commercial Services - Advertising 0.5%
Lamar Advertising Company (b)                           4,800           169,008

Commercial Services - Schools 1.1%
Apollo Group, Inc. Class A (b)                          3,085           190,530
Career Education Corporation (b)                        2,670           182,681
                                                                ---------------
                                                                        373,211

Computer - Local Networks 2.9%
Cisco Systems, Inc. (b)                                60,485         1,009,495

Computer - Manufacturers 1.2%
Dell, Inc. (b)                                         13,330           426,027

Computer - Services 0.5%
International Business Machines Corporation             2,020           166,650

Computer Software - Desktop 3.6%
Microsoft Corporation                                  49,060         1,256,427

Computer Software - Education/Entertainment 1.1%
Electronic Arts, Inc. (b)                               5,340           395,107

Computer Software - Enterprise 5.0%
SAP AG Sponsored ADR                                   15,870           463,721
Siebel Systems, Inc. (b)                               23,730           226,384
VERITAS Software Corporation (b)                       36,870         1,057,063
                                                                ---------------
                                                                      1,747,168

Computer Software - Security 1.0%
Symantec Corporation (b)                                7,710           338,161

Diversified Operations 10.4%
AOL Time Warner, Inc. (b)                             113,715         1,829,674
Tyco International, Ltd.                               95,685         1,816,101
                                                                ---------------
                                                                      3,645,775

Electronics - Semiconductor Equipment 0.8%
Applied Materials, Inc. (b)                            17,445           276,678

Electronics - Semiconductor Manufacturing 7.9%
Intel Corporation                                      72,010         1,496,656
Linear Technology Corporation                           5,490           176,833
Maxim Integrated Products, Inc.                        15,550           531,655
Microchip Technology, Inc.                             16,240           399,991
Micron Technology, Inc. (b)                            13,190           153,400
                                                                ---------------
                                                                      2,758,535

Finance - Consumer/Commercial Loans 1.0%
SLM Corporation                                         8,640           338,429

Finance - Investment Brokers 1.1%
Lehman Brothers Holdings, Inc.                          6,030           400,874

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

               STRONG ADVISOR ENDEAVOR LARGE CAP FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Finance - Publicly Traded Investment
 Funds - Equity (Non 40 Act) 1.7%
Biotech Holders Trust                                   1,390   $       171,317
Pharmaceutical Holders Trust                            5,480           443,332
                                                                ---------------
                                                                        614,649

Financial Services - Miscellaneous 3.1%
American Express Company                                4,095           171,212
First Data Corporation                                 22,015           912,302
                                                                ---------------
                                                                      1,083,514

Insurance - Diversified 2.2%
American International Group, Inc.                     13,930           768,657

Internet - E*Commerce 2.3%
eBay, Inc. (b)                                          7,630           794,893

Internet - Internet Service
 Provider/Content 2.7%
Yahoo! Inc. (b)                                        28,860           945,454

Leisure - Services 5.3%
The Walt Disney Company                                21,690           428,377
Royal Caribbean Cruises, Ltd.                          62,420         1,445,647
                                                                ---------------
                                                                      1,874,024

Media - Cable TV 0.6%
EchoStar Communications Corporation Class A (b)         6,350           219,837

Media - Newspapers 2.0%
The E.W. Scripps Company Class A                        8,050           714,196

Media - Radio/TV 2.6%
Univision Communications, Inc. Class A (b)             13,900           422,560
Viacom, Inc. Class B (b)                               11,120           485,499
                                                                ---------------
                                                                        908,059

Medical - Biomedical/Genetics 3.9%
Amgen, Inc. (b)                                         9,920           659,085
Genzyme Corporation (b)                                 3,690           154,242
Gilead Sciences, Inc. (b)                               3,590           199,532
IDEC Pharmaceuticals Corporation (b)                   10,660           362,440
                                                                ---------------
                                                                      1,375,299

Medical - Drug/Diversified 1.4%
Johnson & Johnson                                       9,209           476,105

Medical - Ethical Drugs 7.0%
Medicis Pharmaceutical Corporation Class A              8,180           463,806
Merck & Company, Inc.                                  11,810           715,096
Pfizer, Inc.                                           37,364         1,275,981
                                                                ---------------
                                                                      2,454,883

Medical - Generic Drugs 1.3%
Teva Pharmaceutical Industries, Ltd. ADR                8,080           459,994

Medical - Health Maintenance Organizations 1.3%
Anthem, Inc. (b)                                        5,915           456,342

Medical - Products 2.3%
Boston Scientific Corporation (b)                       4,450           271,895
Medtronic, Inc.                                        11,100           532,467
                                                                ---------------
                                                                        804,362

Oil & Gas - Drilling 0.9%
Transocean, Inc. (b)                                   13,940           306,262

Oil & Gas - Field Services 0.5%
Schlumberger, Ltd.                                      3,630           172,679

Retail - Home Furnishings 0.3%
Bed Bath & Beyond, Inc. (b)                             2,870           111,385

Retail - Major Discount Chains 1.3%
Target Corporation                                     12,480           472,243

Retail - Restaurants 2.1%
McDonald's Corporation                                 18,350           404,801
Panera Bread Company Class A (b)                        7,920           316,800
                                                                ---------------
                                                                        721,601

Retail/Wholesale - Auto Parts 0.9%
AutoZone, Inc. (b)                                      4,200           319,074

Retail/Wholesale - Building Products 2.0%
The Home Depot, Inc.                                   10,360           343,123
Lowe's Companies, Inc.                                  8,150           350,042
                                                                ---------------
                                                                        693,165

Telecommunications - Equipment 5.2%
Alcatel SA ADR (b)                                     75,900           679,305
Corning, Inc. (b)                                      90,120           665,987
Nokia Corporation Sponsored ADR                        28,440           467,269
                                                                ---------------
                                                                      1,812,561

Trucks & Parts - Heavy Duty 1.1%
Navistar International Corporation (b)                 11,350           370,351
-------------------------------------------------------------------------------
Total Common Stocks (Cost $31,479,884)                               34,924,335
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.5%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $180,304);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     180,300           180,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $180,300)                            180,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $31,660,184) 100.3%                                           35,104,635
Other Assets and Liabilities, Net (0.3%)                               (124,082)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    34,980,553
===============================================================================

                            STRONG ADVISOR FOCUS FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 96.3%
Banks - Money Center 1.8%
Citigroup, Inc.                                         1,500   $        64,200

Building - Heavy Construction 1.1%
Chicago Bridge & Iron Company NV                        1,700            38,556

Commercial Services - Schools 2.6%
Apollo Group, Inc. Class A (b)                          1,500            92,640

Computer - Local Networks 4.7%
Cisco Systems, Inc. (b)                                 4,300            71,767
Juniper Networks, Inc. (b)                              4,000            49,480
QLogic Corporation (b)                                  1,000            48,330
                                                                ---------------
                                                                        169,577

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Computer - Manufacturers 5.7%
Dell, Inc. (b)                                          6,500   $       207,740

Computer - Services 3.3%
Amdocs, Ltd. (b)                                        5,000           120,000

Computer Software -
 Education/Entertainment 2.0%
Electronic Arts, Inc. (b)                               1,000            73,990

Computer Software - Enterprise 0.8%
VERITAS Software Corporation (b)                        1,000            28,670

Computer Software - Security 3.8%
VeriSign, Inc. (b)                                     10,000           138,300

Diversified Operations 2.4%
General Electric Company                                3,000            86,040

Electronics - Semiconductor Manufacturing 9.2%
Analog Devices, Inc. (b)                                4,500           156,690
Broadcom Corporation Class A (b)                        3,000            74,730
Intel Corporation                                       5,000           103,920
                                                                ---------------
                                                                        335,340

Finance - Consumer/Commercial Loans 1.6%
Capital One Financial Corporation                       1,200            59,016

Finance - Mortgage & Related Services 1.1%
Doral Financial Corporation                               900            40,185

Financial Services - Miscellaneous 2.3%
First Data Corporation                                  2,000            82,880

Household - Office Furniture 0.3%
American Financial Realty Trust                           700            10,437

Insurance - Property/Casualty/Title 0.4%
Montpelier Re Holdings, Ltd. (b)                          500            15,800

Internet - E*Commerce 5.7%
eBay, Inc. (b)                                          2,000           208,360

Medical - Biomedical/Genetics 14.1%
Amgen, Inc. (b)                                         1,400            93,016
CV Therapeutics, Inc. (b)                               2,600            77,116
Genzyme Corporation (b)                                 4,700           196,460
Gilead Sciences, Inc. (b)                               2,600           144,508
                                                                ---------------
                                                                        511,100

Medical - Ethical Drugs 5.0%
Forest Laboratories, Inc. (b)                           1,000            54,750
Pfizer, Inc.                                            3,700           126,355
                                                                ---------------
                                                                        181,105

Medical - Products 2.7%
Boston Scientific Corporation (b)                       1,600            97,760

Oil & Gas - Drilling 1.0%
ENSCO International, Inc.                               1,400            37,660

Oil & Gas - Machinery/Equipment 1.5%
Smith International, Inc. (b)                           1,500            55,110

Oil & Gas - United States Exploration &
 Production 1.2%
XTO Energy, Inc.                                        2,200            44,242

Retail - Apparel/Shoe 6.7%
Chicos FAS, Inc. (b)                                    2,100            44,205
Coach, Inc. (b)                                         4,000           198,960
                                                                ---------------
                                                                        243,165

Retail - Department Stores 1.3%
Kohl's Corporation (b)                                    900            46,242

Retail - Home Furnishings 1.6%
Bed Bath & Beyond, Inc. (b)                             1,500            58,215

Retail/Wholesale - Building Products 1.8%
The Home Depot, Inc.                                    2,000            66,240

Steel - Producers 1.9%
Nucor Corporation                                       1,400            68,390

Telecommunications - Equipment 8.7%
Corning, Inc. (b)                                      29,900           220,961
JDS Uniphase Corporation (b)                           15,000            52,650
Polycom, Inc. (b)                                       3,000            41,580
                                                                ---------------
                                                                        315,191
-------------------------------------------------------------------------------
Total Common Stocks (Cost $2,992,284)                                 3,496,151
-------------------------------------------------------------------------------
Short-Term Investments (a) 5.3%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $194,904);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     194,900           194,900
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $194,900)                            194,900
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $3,187,184) 101.6%                                             3,691,051
Other Assets and Liabilities, Net (1.6%)                                (59,594)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     3,631,457
===============================================================================

WRITTEN OPTIONS ACTIVITY
-------------------------------------------------------------------------------
                                                  Contracts         Premiums
-------------------------------------------------------------------------------
Options outstanding at beginning of period                 --   $            --
Options written during the period                          38             9,486
Options closed                                            (38)           (9,486)
Options expired                                            --                --
Options exercised                                          --                --
                                                -------------   ---------------
Options outstanding at end of period                       --   $            --
                                                =============   ===============

                     STRONG ADVISOR INTERNATIONAL CORE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 87.1%
Australia 0.9%
BHP Billiton, Ltd.                                      1,600   $         9,302
BHP Steel, Ltd.                                           480             1,202
                                                                ---------------
                                                                         10,504

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

               STRONG ADVISOR INTERNATIONAL CORE FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Belgium 1.3%
Fortis                                                    900   $        15,653

Bermuda 0.4%
Jardine Matheson Holdings, Ltd.                           765             4,705

Brazil 1.0%
Companhia Vale do Rio Doce Sponsored ADR                  400            11,864

Canada 4.6%
Bank of Nova Scotia                                       300            13,436
Encana Corporation                                        700            26,922
TransCanada Corporation                                   700            12,401
                                                                ---------------
                                                                         52,759

Denmark 1.5%
Danske Bank A/S                                           900            17,564

Finland 0.8%
UPM-Kymmene Oyj                                           600             8,717

France 12.1%
Accor SA                                                  400            14,494
Aventis SA                                                200            11,022
BNP Paribas SA                                            400            20,360
Essilor International SA                                  200             8,070
Groupe Danone Sponsored ADR                               900            24,975
L'Oreal SA                                                300            21,189
Thales SA                                                 550            16,354
Total SA Sponsored ADR                                    300            22,740
                                                                ---------------
                                                                        139,204

Germany 5.9%
Adidas-Salomon AG                                         100             8,558
E.On AG                                                   300            15,391
iShares MSCI Germany Index Fund                           900            10,980
Medion AG                                                 210             9,141
Puma AG                                                   100             9,904
Schering AG                                               180             8,794
Siemens AG                                                100             4,906
                                                                ---------------
                                                                         67,674

Hong Kong 2.0%
Hutchison Whampoa, Ltd.                                 2,000            12,182
Swire Pacific, Ltd. A Shares                            2,500            10,932
                                                                ---------------
                                                                         23,114

Ireland 2.1%
Bank of Ireland                                           500             6,068
Ryanair Holdings PLC ADR (b)                              400            17,960
                                                                ---------------
                                                                         24,028

Italy 4.8%
Credito Italiano SA                                     2,300            11,033
ENI Spa                                                 1,500            22,862
IntesaBCI Spa                                           4,000            12,883
Telecom Italia Spa                                      1,000             9,122
                                                                ---------------
                                                                         55,900

Japan 14.8%
Ajinomoto Company, Inc.                                 1,600            15,367
Canon, Inc. ADR                                           500            22,825
East Japan Railway Company                                  3            13,379
Fuji Photo Film Company, Ltd. ADR                         200             5,762
Honda Motor Company, Ltd.                                 300            11,400
Komatsu, Ltd.                                           4,000            15,367
Lawson, Inc.                                              500            13,780
Mitsubishi Heavy Industries, Ltd.                       5,500            14,285
Nintendo Company, Ltd.                                    150            10,811
Nippon Telegraph and Telephone Corporation
 Sponsored ADR                                            600            11,880
Sony Corporation                                          200             5,646
Tokyo Gas Company, Ltd.                                 5,000            14,406
Toyota Motor Corporation                                  600            15,584
                                                                ---------------
                                                                        170,492

Mexico 2.6%
America Movil ADR Series L                                300             5,625
Telefonos de Mexico SA ADR Series L (b)                   400            12,568
Wal-Mart de Mexico SA de CV                             4,000            11,923
                                                                ---------------
                                                                         30,116

Netherlands 3.1%
Koninklijke Philips Electronics NV Sponsored
 ADR - New York Registry Shares                           600            11,466
Royal Dutch Petroleum Company - New York
 Shares                                                   300            13,986
STMicroelectronics NV (b)                                 400             8,402
STMicroelectronics NV - New York Registry
 Shares                                                   100             2,079
                                                                ---------------
                                                                         35,933

Singapore 0.8%
DBS Group Holdings, Ltd.                                1,500             8,777

South Africa 1.1%
Gold Fields, Ltd. Sponsored ADR                         1,000            12,180

South Korea 1.5%
KT Corporation Sponsored ADR                              500             9,855
Samsung Electronics                                        25             7,433
                                                                ---------------
                                                                         17,288

Spain 3.4%
ACS, Actividades de Construccion y
 Servicios SA                                             400            17,093
Banco Santander Central Hispano SA                      1,300            11,410
Telefonica SA Sponsored ADR                               314            10,855
                                                                ---------------
                                                                         39,358

Sweden 3.2%
Autoliv, Inc.                                           1,000            26,981
Sandvik AB                                                400            10,492
                                                                ---------------
                                                                         37,473

Switzerland 4.6%
Nestle SA                                                  70            14,477
Novartis AG Sponsored ADR                                 400            15,924
Swiss Reinsurance                                         225            12,494
Zurich Financial Services AG (b)                           90            10,755
                                                                ---------------
                                                                         53,650

United Kingdom 14.6%
Anglo American PLC                                      1,600            24,660
BP PLC Sponsored ADR                                      350            14,707
Boots Group PLC                                           750             8,050
Diageo PLC                                                700             7,496
Exel PLC (b)                                            1,400            14,413
HSBC Holdings PLC                                         500             5,925
HSBC Holdings PLC (Hong Kong Regulated)                 1,000            11,862
iShares Trust MSCI United Kingdom Index Fund            1,000            13,130
Lloyds TSB Group PLC                                    1,600            11,394
Royal Bank of Scotland PLC                                700            19,696
Tesco PLC (b)                                           6,000            21,773
Vodafone Group PLC                                      8,000            15,690
                                                                ---------------
                                                                        168,796
-------------------------------------------------------------------------------
Total Common Stocks (Cost $931,100)                                   1,005,749
-------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 12.6%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $145,503);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     145,000   $       145,500
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $145,500)                            145,500
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,076,600) 99.7%                                              1,151,249
Other Assets and Liabilities, Net 0.3%                                    2,913
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     1,154,162
===============================================================================

                           STRONG ADVISOR SELECT FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 98.4%
Banks - Money Center 4.1%
Citigroup, Inc.                                        71,055   $     3,041,154

Commercial Services - Schools 1.5%
Career Education Corporation (b)                       16,100         1,101,562

Computer - Local Networks 5.5%
Cisco Systems, Inc. (b)                               242,150         4,041,484

Computer - Manufacturers 1.4%
Dell, Inc. (b)                                         31,575         1,009,137

Computer Software - Desktop 4.1%
Microsoft Corporation                                 116,980         2,995,858

Computer Software -
 Education/Entertainment 1.0%
Electronic Arts, Inc. (b)                              10,300           762,097

Computer Software - Enterprise 3.8%
VERITAS Software Corporation (b)                       98,300         2,818,261

Computer Software - Security 1.9%
Symantec Corporation (b)                               32,000         1,403,520

Diversified Operations 10.4%
AOL Time Warner, Inc. (b)                             201,550         3,242,939
Tyco International, Ltd.                              232,280         4,408,674
                                                                ---------------
                                                                      7,651,613

Electronics - Semiconductor Manufacturing 7.1%
Intel Corporation                                     188,600         3,919,862
Maxim Integrated Products, Inc.                        37,000         1,265,030
                                                                ---------------
                                                                      5,184,892

Finance - Consumer/Commercial Loans 1.0%
SLM Corporation                                        18,450           722,686

Financial Services - Miscellaneous 3.0%
First Data Corporation                                 52,695         2,183,681

Household - Audio/Video 2.1%
Harman International Industries, Inc.                  19,265         1,524,632

Insurance - Diversified 2.1%
American International Group, Inc.                     27,440         1,514,139

Internet - E*Commerce 2.2%
eBay, Inc. (b)                                         15,800         1,646,044

Internet- Internet Service Provider/Content 3.3%
Yahoo! Inc. (b)                                        73,810         2,418,016

Leisure - Services 8.5%
The Walt Disney Company                                51,095         1,009,126
Royal Caribbean Cruises, Ltd.                         227,600         5,271,216
                                                                ---------------
                                                                      6,280,342

Media - Cable TV 1.5%
EchoStar Communications Corporation
 Class A (b)                                           31,820         1,101,608

Media - Newspapers 2.4%
The E.W. Scripps Company Class A                       19,640         1,742,461

Media - Radio/TV 1.6%
Viacom, Inc. Class B (b)                               26,410         1,153,061

Medical - Biomedical/Genetics 3.4%
Amgen, Inc. (b)                                        21,130         1,403,877
IDEC Pharmaceuticals Corporation (b)                   31,800         1,081,200
                                                                ---------------
                                                                      2,485,077

Medical - Drug/Diversified 2.5%
Johnson & Johnson                                      35,555         1,838,194

Medical - Ethical Drugs 6.3%
Pfizer, Inc.                                          134,695         4,599,834

Medical - Generic Drugs 1.1%
Teva Pharmaceutical Industries, Ltd. ADR               14,030           798,728

Medical - Health Maintenance Organizations 3.3%
Anthem, Inc. (b)                                       31,480         2,428,682

Medical - Hospitals 1.2%
Community Health Systems, Inc. (b)                     46,010           893,974

Medical - Products 1.0%
Baxter International, Inc.                             29,200           759,200

Oil & Gas - Drilling 2.8%
ENSCO International, Inc.                              27,460           738,674
Transocean, Inc. (b)                                   58,400         1,283,048
                                                                ---------------
                                                                      2,021,722

Retail/Wholesale - Auto Parts 1.4%
AutoZone, Inc. (b)                                     13,080           993,688

Retail/Wholesale - Building Products 2.0%
Lowe's Companies, Inc.                                 34,200         1,468,890

Telecommunications - Equipment 3.9%
Alcatel SA ADR (b)                                    211,800         1,895,610
Nokia Corporation Sponsored ADR                        59,500           977,585
                                                                ---------------
                                                                      2,873,195

Trucks & Parts - Heavy Duty 1.0%
Navistar International Corporation (b)                 22,500           734,175
-------------------------------------------------------------------------------
Total Common Stocks (Cost $65,563,740)                               72,191,607
-------------------------------------------------------------------------------

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                     STRONG ADVISOR SELECT FUND (continued)

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Short-Term Investments (a) 0.8%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $607,313);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     607,300   $       607,300
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $607,300)                            607,300
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $66,171,040) 99.2%                                            72,798,907
Other Assets and Liabilities, Net 0.8%                                  607,000
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    73,405,907
===============================================================================

                         STRONG ADVISOR TECHNOLOGY FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 91.6%
Commercial Services - Security/Safety 3.7%
I.D. Systems, Inc. (b)                                  4,300   $        34,400
Mine Safety Appliances Company                          1,000            43,620
                                                                ---------------
                                                                         78,020

Computer - Graphics 2.5%
Magma Design Automation (b)                             1,700            29,155
Nassda Corporation (b)                                  1,900            14,668
Verisity, Ltd. (b)                                        800             9,552
                                                                ---------------
                                                                         53,375

Computer - Integrated Systems 1.8%
National Instruments Corporation (b)                    1,000            37,780

Computer - Local Networks 3.2%
Brocade Communications Systems, Inc. (b)                6,400            37,696
Cisco Systems, Inc. (b)                                 1,800            30,042
                                                                ---------------
                                                                         67,738

Computer - Manufacturers 3.2%
Dell, Inc. (b)                                          2,100            67,116

Computer - Memory Devices 4.3%
Seagate Technology                                      2,600            45,890
TDK Corporation Sponsored ADR                             900            44,190
                                                                ---------------
                                                                         90,080

Computer - Peripheral Equipment 2.0%
Sigma Designs, Inc. (b)                                 3,800            41,458

Computer - Services 1.8%
Computer Sciences Corporation (b)                       1,000            38,120

Computer Software - Desktop 1.7%
Microsoft Corporation                                   1,400            35,854

Computer Software - Enterprise 4.3%
NMS Communications Corporation (b)                     20,900            41,194
Nuance Communications, Inc. (b)                         9,000            48,600
                                                                ---------------
                                                                         89,794

Computer Software - Financial 6.7%
DST Systems, Inc. (b)                                   1,750            66,500
Intercept Group, Inc. (b)                               8,900            74,404
                                                                ---------------
                                                                        140,904

Computer Software - Security 3.9%
Netscreen Technologies, Inc. (b)                        1,600            36,080
VeriSign, Inc. (b)                                      3,300            45,639
                                                                ---------------
                                                                         81,719

Electrical - Connectors 2.7%
II-VI, Inc. (b)                                         2,500            57,700

Electronics - Measuring Instruments 1.3%
FEI Company (b)                                         1,500            28,140

Electronics - Semiconductor Equipment 8.9%
ASM International NV (b)                                4,000            59,480
ChipPAC, Inc. Class A (b)                               5,900            45,253
Genus, Inc. (b)                                        11,300            30,510
LogicVision, Inc. (b)                                   2,000             5,980
Photronics, Inc. (b)                                    2,700            47,115
                                                                ---------------
                                                                        188,338

Electronics - Semiconductor Manufacturing 11.4%
ARM Holdings PLC Sponsored ADR (b)                      4,000            13,640
Intel Corporation                                       2,400            49,882
Linear Technology Corporation                           2,550            82,135
Marvell Technology Group, Ltd. (b)                      1,600            54,992
Xilinx, Inc. (b)                                        1,600            40,496
                                                                ---------------
                                                                        241,145

Electronics Products - Miscellaneous 1.6%
Metrologic Instruments, Inc. (b)                        1,000            33,250

Internet - E*Commerce 3.0%
eBay, Inc. (b)                                            600            62,508

Internet - Software 1.8%
BEA Systems, Inc. (b)                                   2,000            21,720
Embarcadero Technologies, Inc. (b)                      2,300            16,100
                                                                ---------------
                                                                         37,820

Medical - Biomedical/Genetics 12.5%
Affymetrix, Inc. (b)                                    2,500            49,275
Amgen, Inc. (b)                                           600            39,864
Diversa Corporation (b)                                 2,200            21,626
Gen-Probe, Inc. (b)                                     1,000            40,870
Genencor International, Inc. (b)                        3,100            51,057
Martek Biosciences Corporation (b)                        500            21,470
Maxygen, Inc. (b)                                       3,700            40,589
                                                                ---------------
                                                                        264,751

Medical - Instruments 2.9%
Intuitive Surgical, Inc. (b)                            8,200            62,238

Medical - Products 1.8%
Amersham PLC Sponsored ADR                              1,000            38,400

Oil & Gas - Machinery/Equipment 1.2%
FMC Technologies, Inc. (b)                              1,200            25,260

Telecommunications - Equipment 3.4%
Nokia Corporation Sponsored ADR                         1,600            26,288
Trimble Navigation, Ltd. (b)                            2,000            45,860
                                                                ---------------
                                                                         72,148
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,727,933)                                 1,933,656
-------------------------------------------------------------------------------
Short-Term Investments (a) 7.8%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $165,403);
 Collateralized by: United States Government
 & Agency Issues (c)                            $     165,400           165,400
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $165,400)                            165,400
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,893,333) 99.4%                                              2,099,056
Other Assets and Liabilities, Net 0.6%                                   11,628
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     2,110,684
===============================================================================

--------------------------------------------------------------------------------

                  STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 99.1%
Building - Resident/Commercial 1.9%
Meritage Corporation (b)                                  620   $        30,541

Commercial Services - Business Services 2.4%
Coast Dental Services, Inc. (b)                         7,860            39,300

Commercial Services - Schools 3.2%
Career Education Corporation (b)                          246            16,831
Corinthian Colleges, Inc. (b)                             730            35,456
                                                                ---------------
                                                                         52,287

Computer - Graphics 1.3%
Magma Design Automation (b)                             1,250            21,437

Computer - Local Networks 3.4%
Extreme Networks, Inc. (b)                              4,865            25,784
Foundry Networks, Inc. (b)                              2,110            30,384
                                                                ---------------
                                                                         56,168

Computer - Memory Devices 2.2%
Network Appliance, Inc. (b)                             2,240            36,310

Computer - Services 1.5%
Cognizant Technology Solutions Corporation (b)          1,025            24,969

Computer Software - Enterprise 3.6%
SERENA Software, Inc. (b)                                 585            12,215
Trident Microsystems, Inc. (b)                          5,225            47,548
                                                                ---------------
                                                                         59,763

Computer Software - Medical 1.2%
eResearch Technology, Inc. (b)                            890            19,883

Computer Software - Security 2.2%
Netscreen Technologies, Inc. (b)                        1,615            36,418

Electronics - Semiconductor Equipment 2.0%
Cabot Microelectronics Corporation (b)                    640            32,301

Electronics - Semiconductor Manufacturing 11.0%
GlobespanVirata, Inc. (b)                               5,465            45,086
Integrated Circuit Systems, Inc. (b)                    1,115            35,044
OmniVision Technologies, Inc. (b)                       1,190            37,128
Power Integrations, Inc. (b)                              990            24,077
Zoran Corporation (b)                                   2,090            40,149
                                                                ---------------
                                                                        181,484

Electronics Products - Miscellaneous 2.0%
Applied Films Corporation (b)                           1,285            33,256

Finance - Consumer/Commercial Loans 0.7%
Portfolio Recovery Associates, Inc. (b)                   380            11,708

Finance - Mortgage & Related Services 3.4%
United Panam Financial Corporation (b)                  4,610            56,426

Financial Services - Miscellaneous 1.5%
Investors Financial Services Corporation                  870            25,239

Internet - E*Commerce 9.3%
Getty Images, Inc. (b)                                    305            12,596
InterActiveCorp (b)                                     1,238            48,988
Netflix, Inc. (b)                                       2,230            56,977
University of Phoenix Online (b)                          680            34,476
                                                                ---------------
                                                                        153,037

Internet - Internet Service
 Provider/Content 1.2%
j2 Global Communications, Inc. (b)                        440            20,240

Internet - Software 2.0%
United Online, Inc. (b)                                 1,275            32,309

Leisure - Photo Equipment/Related 1.0%
Lexar Media, Inc. (b)                                   1,755            16,602

Leisure - Toys/Games/Hobby 3.7%
Leapfrog Enterprises, Inc. Class A (b)                  1,175            37,377
Marvel Enterprises, Inc. (b)                            1,235            23,588
                                                                ---------------
                                                                         60,965

Medical - Biomedical/Genetics 3.9%
Aphton Corporation (b)                                  2,230            18,397
CV Therapeutics, Inc. (b)                               1,510            44,787
                                                                ---------------
                                                                         63,184

Medical - Generic Drugs 2.5%
Andrx Group (b)                                         2,100            41,790

Medical - Nursing Homes 3.5%
Odyssey Healthcare, Inc. (b)                            1,025            37,925
VistaCare, Inc. Class A (b)                               775            18,840
                                                                ---------------
                                                                         56,765

Medical - Products 6.7%
Cyberonics, Inc. (b)                                    2,215            47,645
STAAR Surgical Company (b)                              5,450            63,220
                                                                ---------------
                                                                        110,865

Medical/Dental - Services 2.5%
Enzo Biochem, Inc. (b)                                  1,900            40,888

Oil & Gas - Drilling 1.3%
Unit Corporation (b)                                      985            20,596

Oil & Gas - United States Exploration &
 Production 2.2%
Evergreen Resources, Inc. (b)                             420            22,810
Spinnaker Exploration Company (b)                         500            13,100
                                                                ---------------
                                                                         35,910

Retail - Apparel/Shoe 3.2%
Chicos FAS, Inc. (b)                                      695            14,630
Hot Topic, Inc. (b)                                       900            24,219
Pacific Sunwear of California (b)                         562            13,539
                                                                ---------------
                                                                         52,388

Retail - Discount & Variety 1.0%
Fred's, Inc.                                              420            15,616

Retail - Restaurants 5.0%
The Cheesecake Factory, Inc. (b)                          915            32,839
P.F. Chang's China Bistro, Inc. (b)                       750            36,908
Panera Bread Company Class A (b)                          330            13,200
                                                                ---------------
                                                                         82,947

Telecommunications - Cellular 3.6%
Alamosa Holdings, Inc. (b)                             19,615            30,011
Nextel Communications, Inc. Class A (b)                 1,620            29,290
                                                                ---------------
                                                                         59,301

Transportation - Truck 3.0%
J.B. Hunt Transport Services, Inc. (b)                    575            21,706
Knight Transportation, Inc. (b)                         1,105            27,514
                                                                ---------------
                                                                         49,220
-------------------------------------------------------------------------------
Total Common Stocks (Cost $1,286,880)                                 1,630,113
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $1,286,880) 99.1%                                              1,630,113
Other Assets and Liabilities, Net 0.9%                                   14,764
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $     1,644,877
===============================================================================

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                    STRONG ADVISOR UTILITIES AND ENERGY FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 90.0%
Chemicals - Specialty 2.1%
Ashland, Inc.                                          11,000   $       337,480

Oil & Gas - Canadian Integrated 1.0%
Imperial Oil, Ltd.                                      4,500           157,140

Oil & Gas - Drilling 1.5%
Diamond Offshore Drilling, Inc.                        11,500           241,385

Oil & Gas - Field Services 1.5%
Halliburton Company                                    10,300           236,900

Oil & Gas - International Integrated 16.2%
BP PLC Sponsored ADR                                    3,800           159,676
ChevronTexaco Corporation                              10,000           722,000
ConocoPhillips                                          7,500           411,000
Exxon Mobil Corporation                                 8,000           287,280
Murphy Oil Corporation                                  3,500           184,100
Royal Dutch Petroleum Company                          16,700           778,554
                                                                ---------------
                                                                      2,542,610

Oil & Gas - Machinery/Equipment 0.9%
Smith International, Inc. (b)                           4,000           146,960

Oil & Gas - United States Exploration &
 Production 4.2%
Anadarko Petroleum Corporation                          9,000           400,230
Devon Energy Corporation                                5,000           267,000
                                                                ---------------
                                                                        667,230

Oil & Gas - United States Integrated 2.0%
El Paso Corporation                                     9,000            72,720
Questar Corporation                                     7,000           234,290
                                                                ---------------
                                                                        307,010

Telecommunications - Services 12.8%
ALLTEL Corporation                                     10,000           482,200
BellSouth Corporation                                  16,900           450,047
CenturyTel, Inc.                                        3,000           104,550
SBC Communications, Inc.                                5,000           127,750
Verizon Communications, Inc.                           21,500           848,175
                                                                ---------------
                                                                      2,012,722

Utility - Electric Power 32.7%
Ameren Corporation                                      7,500           330,750
Calpine Corporation (b)                                24,000           158,400
Cleco Corporation                                       8,500           147,220
Constellation Energy Group, Inc.                       28,500           977,550
Dominion Resources, Inc.                               12,000           771,240
Duke Energy Corporation                                 2,000            39,900
Exelon Corporation                                     12,500           747,625
FPL Group, Inc.                                        11,000           735,350
FirstEnergy Corporation                                20,000           769,000
Great Plains Energy, Inc.                               6,000           173,280
Public Service Enterprise Group, Inc.                   7,000           295,750
                                                                ---------------
                                                                      5,146,065

Utility - Gas Distribution 13.4%
Energen Corporation                                     2,000            66,600
Equitable Resources, Inc.                               8,000           325,920
National Fuel Gas Company                               1,000            26,050
ONEOK, Inc.                                            40,000           785,200
Sempra Energy                                          11,000           313,830
South Jersey Industries, Inc.                          10,500           386,925
UGI Corporation                                         5,000           158,500
Vectren Corporation                                     1,500            37,575
                                                                ---------------
                                                                      2,100,600

Utility - Telephone 1.7%
BCE, Inc.                                              11,500           265,765
-------------------------------------------------------------------------------
Total Common Stocks (Cost $13,104,074)                               14,161,867
-------------------------------------------------------------------------------
Short-Term Investments (a) 11.0%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $1,734,936); Collateralized by: United
 States Government & Agency Issues (c)          $   1,734,900         1,734,900
-------------------------------------------------------------------------------
Total Short-Term Investments
 (Cost $1,734,900)                                                    1,734,900
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $14,838,974) 101.0%                                           15,896,767
Other Assets & Liabilities, Net (1.0%)                                 (163,056)
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    15,733,711
===============================================================================

                     STRONG ADVISOR LARGE COMPANY CORE FUND

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Common Stocks 89.8%
Banks - Money Center 7.3%
Bank of America Corporation                            20,800   $     1,643,824
Citigroup, Inc.                                        42,800         1,831,840
J.P. Morgan Chase & Company                            33,500         1,145,030
                                                                ---------------
                                                                      4,620,694

Banks - Super Regional 2.1%
Wells Fargo Company                                    26,700         1,345,680

Beverages - Alcoholic 2.0%
Anheuser-Busch Companies, Inc.                         24,800         1,266,040

Computer - Local Networks 1.9%
Cisco Systems, Inc. (b)                                72,000         1,201,680

Computer - Manufacturers 1.3%
Dell, Inc. (b)                                         25,800           824,568

Computer - Services 3.1%
Amdocs, Ltd. (b)                                       40,000           960,000
International Business Machines Corporation            12,500         1,031,250
                                                                ---------------
                                                                      1,991,250

Computer Software - Desktop 2.8%
Microsoft Corporation                                  70,400         1,802,944

Computer Software - Enterprise 1.9%
Oracle Systems Corporation (b)                        100,000         1,202,000

Cosmetics - Personal Care 1.9%
Colgate Palmolive Company                              20,650         1,196,667

Diversified Operations 4.9%
General Electric Company                               71,050         2,037,714
3M Co.                                                  8,400         1,083,432
                                                                ---------------
                                                                      3,121,146

Electronics - Military Systems 1.6%
L-3 Communications Corporation (b)                     24,000         1,043,760

Electronics - Parts Distributors 1.8%
W.W. Grainger, Inc.                                    24,300         1,136,268

--------------------------------------------------------------------------------

                                                  Shares or
                                                  Principal          Value
                                                    Amount          (Note 2)
--------------------------------------------------------------------------------
Electronics - Semiconductor Manufacturing 3.7%
Intel Corporation                                      54,000   $     1,122,336
Linear Technology Corporation                          37,700         1,214,317
                                                                ---------------
                                                                      2,336,653

Finance - Investment Brokers 2.5%
The Goldman Sachs Group, Inc.                          12,100         1,013,375
Lehman Brothers Holdings, Inc.                          8,750           581,700
                                                                ---------------
                                                                      1,595,075

Finance - Publicly Traded Investment
 Funds - Equity 1.2%

iShares Goldman Sachs Networking Index Fund            39,300           761,634

Finance - Publicly Traded Investment
 Funds - Equity (Non 40 Act) 1.0%
Standard & Poors Depositary Receipt Trust
 Unit Series 1                                          6,450           629,197

Financial Services - Miscellaneous 1.7%
American Express Company                               26,100         1,091,241

Food - Dairy Products 2.3%
Dean Foods Company (b)                                 46,150         1,453,725

Food - Miscellaneous Preparation 2.9%
PepsiCo, Inc.                                          40,685         1,810,482

Insurance - Diversified 2.4%
American International Group, Inc.                     27,800         1,534,004

Internet - E*Commerce 1.6%
InterActiveCorp (b)                                    26,100         1,032,777

Media - Cable TV 1.7%
Comcast Corporation Class A (b)                        36,000         1,086,480

Media - Radio/TV 2.1%
Viacom, Inc. Class B (b)                               30,000         1,309,800

Medical - Biomedical/Genetics 2.2%
Amgen, Inc. (b)                                        21,400         1,421,816

Medical - Drug/Diversified 1.5%
Johnson & Johnson                                      18,434           953,038

Medical - Ethical Drugs 4.9%
Pfizer, Inc.                                           54,170         1,849,906
Wyeth                                                  27,500         1,252,625
                                                                ---------------
                                                                      3,102,531

Medical - Generic Drugs 4.7%
Barr Laboratories, Inc. (b)                            19,000         1,244,500
Teva Pharmaceutical Industries, Ltd. ADR               30,700         1,747,751
                                                                ---------------
                                                                      2,992,251

Medical - Products 1.4%
Medtronic, Inc.                                        18,000           863,460

Metal Ores - Gold/Silver 2.7%
Newmont Mining Corporation Holding Company             51,800         1,681,428

Metal Products - Fasteners 1.9%
Illinois Tool Works, Inc.                              18,350         1,208,348

Oil & Gas - International Integrated 4.3%
BP PLC Sponsored ADR                                   31,600         1,327,832
Exxon Mobil Corporation                                39,748         1,427,351
                                                                ---------------
                                                                      2,755,183

Oil & Gas - United States Exploration
 & Production 1.3%
Devon Energy Corporation                               15,808           844,147

Retail - Major Discount Chains 2.4%
Wal-Mart Stores, Inc.                                  28,100         1,508,127

Retail/Wholesale - Building Products 1.8%
Lowe's Companies, Inc.                                 27,000         1,159,650

Retail/Wholesale - Jewelry 2.0%
Tiffany & Company                                      39,000         1,274,520

Telecommunications - Services 1.8%
AT&T Corporation                                       60,500         1,164,625

Utility - Electric Power 1.2%
The AES Corporation (b)                               114,000           723,900
-------------------------------------------------------------------------------
Total Common Stocks (Cost $53,362,789)                               57,046,789
-------------------------------------------------------------------------------
Convertible Corporate Notes 1.7%
Media - Radio/TV
Sirius Satellite Radio, Inc. Notes, 3.50%,
 Due 6/01/08                                    $     736,000         1,059,840
-------------------------------------------------------------------------------
Total Convertible Corporate Notes
 (Cost $768,125)                                                      1,059,840
-------------------------------------------------------------------------------
Convertible Preferred Stocks 7.7%
Finance - Savings & Loan 2.2%
Washington Mutual, Inc. 5.375%                         23,100         1,368,675

Insurance - Diversified 1.8%
Prudential Financial, Inc. 6.75%                       20,400         1,142,400

Telecommunications - Services 2.0%
Alltel Corporation 7.75%                               25,400         1,263,650

Utility - Electric Power 1.7%
FPL Group, Inc. 8.50%                                  18,900         1,126,913
-------------------------------------------------------------------------------
Total Convertible Preferred Stocks
 (Cost $4,666,496)                                                    4,901,638
-------------------------------------------------------------------------------
Short-Term Investments (a) 0.7%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds $478,710);
 Collateralized by: United States
 Government & Agency Issues (c)                 $     478,700           478,700
-------------------------------------------------------------------------------
Total Short-Term Investments (Cost $478,700)                            478,700
-------------------------------------------------------------------------------
Total Investments in Securities
 (Cost $59,276,110) 99.9%                                            63,486,967
Other Assets and Liabilities, Net 0.1%                                   51,616
-------------------------------------------------------------------------------
Net Assets 100.0%                                               $    63,538,583
===============================================================================

LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  See Note 2(J) of Notes to Financial Statements.
(d)  Affiliated Issuer (See Note 7 of Notes to Financial Statements.)
(e) All or a portion of these securities are held in conjuction with open written option contracts.
(f)  See Note 2(M) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                   (In Thousands)

                                                  Strong Advisor   Strong Advisor   Strong Advisor
                                                      Common           Mid Cap        Small Cap
                                                    Stock Fund      Growth Fund       Value Fund
                                                  --------------   --------------   --------------
Assets:
  Investments in Securities, at Value
   (Including Repurchase Agreements of
   $190,259, $2,398 and $140,352, respectively)
    Unaffiliated Issuers (Cost of $1,448,959,
     $80,093 and $1,100,656, respectively)        $    1,688,826   $       94,852   $    1,220,228
    Affiliated Issuers
     (Cost of $6,109, $0 and $220,753,
     respectively)                                        17,703               --          282,546
  Receivable for Securities Sold                           4,193            3,228            5,682
  Receivable for Fund Shares Sold                            460               13            2,066
  Dividends and Interest Receivable                          542               17              194
  Other Assets                                               100               39              104
                                                  --------------   --------------   --------------
  Total Assets                                         1,711,824           98,149        1,510,820

Liabilities:
  Payable for Securities Purchased                         9,818            2,196            8,246
  Written Options, at Value (Premiums
   Received of $1,761, $0 and $3,276,
   respectively)                                              10               --            3,415
  Payable for Fund Shares Redeemed                         1,429              656              883
  Payable Upon Return of Securities on Loan               68,984            2,660               --
  Accrued Operating Expenses and Other
   Liabilities                                               670               86              406
                                                  --------------   --------------   --------------
  Total Liabilities                                       80,911            5,598           12,950
                                                  --------------   --------------   --------------
Net Assets                                        $    1,630,913   $       92,551   $    1,497,870
                                                  ==============   ==============   ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in
   Capital)                                       $    1,592,958   $      206,097   $    1,314,653
  Undistributed Net Investment Income (Loss)              (3,198)            (623)          (4,749)
  Undistributed Net Realized Gain (Loss)                (212,060)        (127,682)           6,740
  Net Unrealized Appreciation (Depreciation)             253,213           14,759          181,226
                                                  --------------   --------------   --------------
  Net Assets                                      $    1,630,913   $       92,551   $    1,497,870
                                                  ==============   ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                  Strong Advisor   Strong Advisor   Strong Advisor
                                                      Common           Mid Cap         Small Cap
                                                    Stock Fund       Growth Fund      Value Fund
                                                  ---------------  --------------   --------------
Class A ($ and shares in full)
  Net Assets                                      $    61,234,607  $    9,446,997   $  448,717,723
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                   3,305,594         897,230       20,764,485

  Net Asset Value Per Share                       $         18.52  $        10.53   $        21.61
                                                  ===============  ==============   ==============

  Public Offering Price Per Share
   ($18.52 divided by .9425, $10.53 divided by
   .9425 and $21.61 divided by .9425,
   respectively)                                  $         19.65  $        11.17   $        22.93
                                                  ===============  ==============   ==============

Class B ($ and shares in full)
  Net Assets                                      $    30,941,564  $    2,834,337   $   94,160,431
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                   1,698,152         274,055        4,436,321

  Net Asset Value Per Share                       $         18.22  $        10.34   $        21.22
                                                  ===============  ==============   ==============

Class C ($ and shares in full)
  Net Assets                                      $    27,629,360  $      979,310   $  125,489,880
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                   1,516,273          94,712        5,903,914

  Net Asset Value Per Share                       $         18.22  $        10.34   $        21.26
                                                  ===============  ==============   ==============

Class Z ($ and shares in full)
  Net Assets                                      $ 1,511,107,878  $   79,289,962   $  829,501,946
  Capital Shares Outstanding (Unlimited
   Number Authorized)                                  81,016,539       7,550,016       38,229,401

  Net Asset Value Per Share                       $         18.65  $        10.50   $        21.70
                                                  ===============  ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              (In Thousands)

                                                              Strong Advisor
                                                             U.S. Value Fund
                                                             ---------------
Assets:
  Investments in Securities, at Value (Cost of $214,040)     $       235,505
  Receivable for Securities Sold                                         556
  Receivable for Fund Shares Sold                                          9
  Dividends and Interest Receivable                                      325
  Other Assets                                                            37
                                                             ---------------
  Total Assets                                                       236,432

Liabilities:
  Payable for Securities Purchased                                     1,006
  Payable for Fund Shares Redeemed                                         9
  Payable Upon Return of Securities on Loan                           15,847
  Accrued Operating Expenses and Other Liabilities                       153
                                                             ---------------
  Total Liabilities                                                   17,015
                                                             ---------------
Net Assets                                                   $       219,417
                                                             ===============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)              $       212,781
  Undistributed Net Investment Income (Loss)                              22
  Undistributed Net Realized Gain (Loss)                             (14,851)
  Net Unrealized Appreciation (Depreciation)                          21,465
                                                             ---------------
  Net Assets                                                 $       219,417
                                                             ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              Strong Advisor
                                                             U.S. Value Fund
                                                             ---------------
Class A ($ and shares in full)
  Net Assets                                                 $     3,213,874
  Capital Shares Outstanding (Unlimited Number Authorized)           211,666

  Net Asset Value Per Share                                  $         15.18
                                                             ===============

  Public Offering Price Per Share ($15.18 divided by
   .9425)                                                    $         16.11
                                                             ===============

Class B ($ and shares in full)
  Net Assets                                                 $     3,527,020
  Capital Shares Outstanding (Unlimited Number Authorized)           232,257

  Net Asset Value Per Share                                  $         15.19
                                                             ===============

Class C ($ and shares in full)
  Net Assets                                                 $     1,865,572
  Capital Shares Outstanding (Unlimited Number Authorized)           123,321

  Net Asset Value Per Share                                  $         15.13
                                                             ===============

Class K ($ and shares in full)
  Net Assets                                                 $    13,938,352
  Capital Shares Outstanding (Unlimited Number Authorized)           924,483

  Net Asset Value Per Share                                  $         15.08
                                                             ===============

Class Z ($ and shares in full)
  Net Assets                                                 $   196,871,892
  Capital Shares Outstanding (Unlimited Number Authorized)        12,886,226

  Net Asset Value Per Share                                  $         15.28
                                                             ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           (In Thousands, Except As Noted)

                                                  Strong Advisor                     Strong Advisor
                                                  Endeavor Large    Strong Advisor    International
                                                     Cap Fund         Focus Fund       Core Fund
                                                  ---------------   --------------   --------------
Assets:
  Investments in Securities, at Value (Including
   Repurchase Agreements of $180, $195 and $146,
   respectively) (Cost of $31,660, $3,187 and
   $1,077, respectively)                          $        35,105   $        3,691   $        1,151
  Receivable for Fund Shares Sold                              --               --               68
  Dividends and Interest Receivable                             7                2                4
  Other Assets                                                 11                9                8
                                                  ---------------   --------------   --------------
  Total Assets                                             35,123            3,702            1,231

Liabilities:
  Payable for Securities Purchased                            121               52               70
  Payable for Fund Shares Redeemed                             --                5               --
  Accrued Operating Expenses and Other
   Liabilities                                                 21               14                7
                                                  ---------------   --------------   --------------
  Total Liabilities                                           142               71               77
                                                  ---------------   --------------   --------------
Net Assets                                        $        34,981   $        3,631   $        1,154
                                                  ===============   ==============   ==============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)   $        40,630   $        8,028   $        1,123
  Undistributed Net Investment Income (Loss)                 (133)             (26)              12
  Undistributed Net Realized Gain (Loss)                   (8,960)          (4,875)             (56)
  Net Unrealized Appreciation (Depreciation)                3,444              504               75
                                                  ---------------   --------------   --------------
  Net Assets                                      $        34,981   $        3,631   $        1,154
                                                  ===============   ==============   ==============

Class A ($ and shares in full)
  Net Assets                                      $    34,132,499   $    2,045,466   $      424,257
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                          3,963,423          393,663           44,117

  Net Asset Value Per Share                       $          8.61   $         5.20   $         9.62
                                                  ===============   ==============   ==============

  Public Offering Price Per Share
   ($8.61 divided by .9425, $5.20 divided by
   .9425 and $9.62 divided by .9425,
   respectively)                                  $          9.14   $         5.52   $        10.21
                                                  ===============   ==============   ==============

Class B ($ and shares in full)
  Net Assets                                      $       532,609   $    1,232,077   $      554,176
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             62,426          241,068           57,736

  Net Asset Value Per Share                       $          8.53   $         5.11   $         9.60
                                                  ===============   ==============   ==============

Class C ($ and shares in full)
  Net Assets                                      $       315,445   $      353,914   $      175,729
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             36,962           69,258           18,319

  Net Asset Value Per Share                       $          8.53   $         5.11   $         9.59
                                                  ===============   ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                            (In Thousands, Except As Noted)

                                                                    Strong Advisor    Strong Advisor
                                                  Strong Advisor      Technology     U.S. Small/Mid Cap
                                                    Select Fund          Fund           Growth Fund
                                                  ---------------   --------------   ------------------
Assets:
  Investments in Securities, at Value (Cost of
   $66,171, $1,893 and $1,287, respectively)      $        72,799   $        2,099   $            1,630
  Receivable for Securities Sold                            1,999               51                   18
  Receivable for Fund Shares Sold                              --               --                    1
  Dividends and Interest Receivable                             4               --                   --
  Other Assets                                                 11               11                   19
                                                  ---------------   --------------   ------------------
  Total Assets                                             74,813            2,161                1,668

Liabilities:
  Payable for Securities Purchased                          1,366               42                   15
  Payable for Fund Shares Redeemed                             --                4                   --
  Accrued Operating Expenses and Other
   Liabilities                                                 41                4                    8
                                                  ---------------   --------------   ------------------
  Total Liabilities                                         1,407               50                   23
                                                  ---------------   --------------   ------------------
Net Assets                                        $        73,406   $        2,111   $            1,645
                                                  ===============   ==============   ==================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)   $        80,747   $        3,280   $            1,526
  Undistributed Net Investment Income (Loss)                 (325)             (16)                 (12)
  Undistributed Net Realized Gain (Loss)                  (13,644)          (1,359)                (212)
  Net Unrealized Appreciation (Depreciation)                6,628              206                  343
                                                  ---------------   --------------   ------------------
  Net Assets                                      $        73,406   $        2,111   $            1,645
                                                  ===============   ==============   ==================

Class A ($ and shares in full)
  Net Assets                                      $    72,607,944   $    1,596,229   $          565,753
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                         10,621,516          284,408               62,412

  Net Asset Value Per Share                       $          6.84   $         5.61   $             9.06
                                                  ===============   ==============   ==================

  Public Offering Price Per Share ($6.84 divided
   by .9425, $5.61 divided by .9425 and
   $9.06 divided by .9425, respectively)          $          7.26   $         5.95   $             9.61
                                                  ===============   ==============   ==================

Class B ($ and shares in full)
  Net Assets                                      $       473,462   $      228,055   $          524,990
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             70,519           41,230               57,929

  Net Asset Value Per Share                       $          6.71   $         5.53   $             9.06
                                                  ===============   ==============   ==================

Class C ($ and shares in full)
  Net Assets                                      $       324,501   $      286,400   $          554,134
  Capital Shares Outstanding (Unlimited Number
   Authorized)                                             48,305           51,929               61,124

  Net Asset Value Per Share                       $          6.72   $         5.52   $             9.07
                                                  ===============   ==============   ==================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              (In Thousands,
                                                             Except As Noted)

                                                              Strong Advisor
                                                              Utilities and
                                                               Energy Fund
                                                             ----------------
Assets:
  Investments in Securities, at Value (Including
   Repurchase Agreements of $1,735) (Cost of
   $14,839)                                                  $         15,897
  Receivable for Securities Sold                                           26
  Receivable for Fund Shares Sold                                          64
  Dividends and Interest Receivable                                        22
  Other Assets                                                             15
                                                             ----------------
  Total Assets                                                         16,024

Liabilities:
  Payable for Securities Purchased                                        229
  Payable for Fund Shares Redeemed                                         47
  Accrued Operating Expenses and Other Liabilities                         14
                                                             ----------------
  Total Liabilities                                                       290
                                                             ----------------
Net Assets                                                   $         15,734
                                                             ================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)              $         15,500
  Undistributed Net Investment Income (Loss)                                6
  Undistributed Net Realized Gain (Loss)                                 (830)
  Net Unrealized Appreciation (Depreciation)                            1,058
                                                             ----------------
  Net Assets                                                 $         15,734
                                                             ================

Class A ($ and shares in full)
  Net Assets                                                 $     15,356,598
  Capital Shares Outstanding (Unlimited Number Authorized)          1,562,844

  Net Asset Value Per Share                                  $           9.83
                                                             ================

  Public Offering Price Per Share ($9.83 divided by .9425)   $          10.43
                                                             ================

Class B ($ and shares in full)
  Net Assets                                                 $        127,815
  Capital Shares Outstanding (Unlimited Number Authorized)             12,978

  Net Asset Value Per Share                                  $           9.85
                                                             ================

Class C ($ and shares in full)
  Net Assets                                                 $        249,298
  Capital Shares Outstanding (Unlimited Number Authorized)             25,366

  Net Asset Value Per Share                                  $           9.83
                                                             ================

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                              (In Thousands,
                                                             Except As Noted)

                                                              Strong Advisor
                                                               Large Company
                                                                Core Fund
                                                             ----------------
Assets:
  Investments in Securities, at Value (Cost of $59,276)      $         63,487
  Receivable for Securities Sold                                          310
  Receivable for Fund Shares Sold                                         586
  Dividends and Interest Receivable                                        38
  Other Assets                                                             96
                                                             ----------------
  Total Assets                                                         64,517

Liabilities:
  Payable for Securities Purchased                                        924
  Payable for Fund Shares Redeemed                                          1
  Accrued Operating Expenses and Other Liabilities                         53
                                                             ----------------
  Total Liabilities                                                       978
                                                             ----------------
Net Assets                                                   $         63,539
                                                             ================

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)              $         60,620
  Undistributed Net Investment Income (Loss)                               24
  Undistributed Net Realized Gain (Loss)                               (1,316)
  Net Unrealized Appreciation (Depreciation)                            4,211
                                                             ----------------
  Net Assets                                                 $         63,539
                                                             ================

Class A ($ and shares in full)
  Net Assets                                                 $     37,716,555
  Capital Shares Outstanding (Unlimited Number Authorized)          3,903,137

  Net Asset Value Per Share                                  $           9.66
                                                             ================

  Public Offering Price Per Share ($9.66 divided by .9425)   $          10.25
                                                             ================

Class B ($ and shares in full)
  Net Assets                                                 $      4,232,603
  Capital Shares Outstanding (Unlimited Number Authorized)            440,764

  Net Asset Value Per Share                                  $           9.60
                                                             ================

Class C ($ and shares in full)
  Net Assets                                                 $      3,537,721
  Capital Shares Outstanding (Unlimited Number Authorized)            368,416

  Net Asset Value Per Share                                  $           9.60
                                                             ================

Class K ($ and shares in full)
  Net Assets                                                 $     18,051,704
  Capital Shares Outstanding (Unlimited Number Authorized)          1,866,947

  Net Asset Value Per Share                                  $           9.67
                                                             ================

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                           (In Thousands)

                                              Strong Advisor     Strong Advisor     Strong Advisor     Strong Advisor
                                               Common Stock      Mid Cap Growth       Small Cap          U.S. Value
                                                   Fund              Fund             Value Fund            Fund
                                             ---------------    ---------------    ---------------    ---------------
Income:
  Dividends - Unaffiliated Issuers (net
   of foreign withholding taxes of
   $77, $3, $110 and $0, respectively)       $         6,281    $           107    $         3,590    $         2,244
  Dividends - Affiliated Issuers                         619                 --                395                 --
  Interest                                               315                 18                199                 28
                                             ---------------    ---------------    ---------------    ---------------
  Total Income                                         7,215                125              4,184              2,272

Expenses (Note 4):
  Investment Advisory Fees                             5,402                309              4,595                534
  Administrative Fees                                  2,164                123              1,840                288
  Custodian Fees                                          42                 15                 76                  5
  Shareholder Servicing Costs                          2,063                227              1,623                656
  Reports to Shareholders                                255                 50                107                113
  12b-1 Fees                                             313                 28              1,366                 27
  Other                                                  203                 44                178                 71
                                             ---------------    ---------------    ---------------    ---------------
  Total Expenses before Expense Offsets               10,442                796              9,785              1,694
  Expense Offsets                                        (29)               (48)               (59)               (23)
                                             ---------------    ---------------    ---------------    ---------------
  Expenses, Net                                       10,413                748              9,726              1,671
                                             ---------------    ---------------    ---------------    ---------------
Net Investment Income (Loss)                          (3,198)              (623)            (5,542)               601

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                      (24,753)             1,302             26,530              1,501
    Foreign Currencies                                    (7)                --                 --                 --
    Futures Contracts                                     --                947                 --                 --
    Written Options                                    3,549                 --                446                 --
                                             ---------------    ---------------    ---------------    ---------------
    Net Realized Gain (Loss)                         (21,211)             2,249             26,976              1,501
  Net Change in Unrealized
   Appreciation/Depreciation on:
    Investments                                      259,795             14,557            159,779             22,732
    Written Options                                     (238)                --               (757)                --
                                             ---------------    ---------------    ---------------    ---------------
    Net Change in Unrealized
     Appreciation/Depreciation                       259,557             14,557            159,022             22,732
                                             ---------------    ---------------    ---------------    ---------------
Net Gain (Loss) on Investments                       238,346             16,806            185,998             24,233
                                             ---------------    ---------------    ---------------    ---------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                   $       235,148    $        16,183    $       180,456    $        24,834
                                             ===============    ===============    ===============    ===============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                    (In Thousands)

                                                  Strong Advisor                     Strong Advisor
                                                  Endeavor Large    Strong Advisor   International
                                                     Cap Fund         Focus Fund       Core Fund
                                                  --------------    --------------   --------------
Income:
  Dividends (net of foreign withholding taxes
   of $1, $0 and $2, respectively)                $          126    $            4   $           13
  Interest                                                     7                 1               --
                                                  --------------    --------------   --------------
  Total Income                                               133                 5               13

Expenses (Note 4):
  Investment Advisory Fees                                   114                13                3
  Administrative Fees                                         46                 5                1
  Custodian Fees                                               5                 5                4
  Shareholder Servicing Costs                                 31                 4                1
  Reports to Shareholders                                      5                 9                2
  12b-1 Fees                                                  41                10                3
  Transfer Agency Banking Charges                              1                --               --
  Professional Fees                                            9                 6                7
  Federal and State Registration Fees                         18                13               16
  Other                                                        4                 2                1
                                                  --------------    --------------   --------------
  Total Expenses before Expense Offsets                      274                67               38
  Expense Offsets                                             (8)              (36)             (37)
                                                  --------------    --------------   --------------
  Expenses, Net                                              266                31                1
                                                  --------------    --------------   --------------
Net Investment Income (Loss)                                (133)              (26)              12

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                              524               (66)             (28)
    Written Options                                           --                (8)              --
                                                  --------------    --------------   --------------
    Net Realized Gain (Loss)                                 524               (74)             (28)
  Net Change in Unrealized
   Appreciation/Depreciation on Investments                3,738               377               89
                                                  --------------    --------------   --------------
Net Gain (Loss) on Investments                             4,262               303               61
                                                  --------------    --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                        $        4,129    $          277   $           73
                                                  ==============    ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                    (In Thousands)

                                                                                     Strong Advisor
                                                                    Strong Advisor   U.S. Small/Mid
                                                  Strong Advisor      Technology       Cap Growth
                                                   Select Fund           Fund             Fund
                                                  --------------    --------------   --------------
Income:
  Dividends (net of foreign withholding taxes
   of $4, $0 and $0, respectively)                $          185    $            1   $           --
  Interest                                                    13                 1               --
                                                  --------------    --------------   --------------
  Total Income                                               198                 2               --

Expenses (Note 4):
  Investment Advisory Fees                                   230                 6                4
  Administrative Fees                                         92                 2                2
  Custodian Fees                                               4                 1                2
  Shareholder Servicing Costs                                 61                 2                1
  Reports to Shareholders                                      4                 1                4
  12b-1 Fees                                                  79                 4                4
  Professional Fees                                            7                 6                1
  Federal and State Registration Fees                         20                14               27
  Insurance Expense                                           28                --               --
  Other                                                        2                --               --
                                                  --------------    --------------   --------------
  Total Expenses before Expense Offsets                      527                36               45
  Expenses Offsets                                            (4)              (18)             (33)
                                                  --------------    --------------   --------------
  Expenses, Net                                              523                18               12
                                                  --------------    --------------   --------------
Net Investment Income (Loss)                                (325)              (16)             (12)

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                  1,265              (161)             (32)
  Net Change in Unrealized
   Appreciation/Depreciation on Investments                6,474               671              335
                                                  --------------    --------------   --------------
Net Gain (Loss) on Investments                             7,739               510              303
                                                  --------------    --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                        $        7,414    $          494   $          291
                                                  ==============    ==============   ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                         (In Thousands)

                                                Strong Advisor   Strong Advisor
                                                Utilities and     Large Company
                                                 Energy Fund       Core Fund
                                                --------------   --------------
Income:
  Dividends (net of foreign withholding taxes
   of $2 and $1, respectively)                  $          178   $          337
  Interest                                                   5               10
                                                --------------   --------------
  Total Income                                             183              347

Expenses (Note 4):
  Investment Advisory Fees                                  31              146
  Administrative Fees                                       15               54
  Custodian Fees                                             3                6
  Shareholder Servicing Costs                               10               39
  Reports to Shareholders                                    1               23
  12b-1 Fees                                                14               43
  Professional Fees                                          7               13
  Federal and State Registration Fees                       10               34
  Other                                                      1               (3)
                                                --------------    -------------
  Total Expenses before Expense Offsets                     92              355
  Expense Offsets                                           (2)             (91)
                                                --------------    -------------
  Expenses, Net                                             90              264
                                                --------------    -------------
Net Investment Income (Loss)                                93               83

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on Investments                 (249)             (34)
  Net Change in Unrealized
   Appreciation/Depreciation on Investments              1,042            4,230
                                                --------------   --------------
Net Gain (Loss) on Investments                             793            4,196
                                                --------------   --------------
Net Increase (Decrease) in Net Assets
 Resulting from Operations                      $          886   $        4,279
                                                ==============   ==============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                    Strong Advisor Common                 Strong Advisor Mid Cap
                                                         Stock Fund                           Growth Fund
                                             ----------------------------------    ----------------------------------
                                             Six Months Ended     Year Ended       Six Months Ended      Year Ended
                                              June 30, 2003      Dec. 31, 2002      June 30, 2003      Dec. 31, 2002
                                             ----------------   ---------------    ----------------   ---------------
                                               (Unaudited)                            (Unaudited)
Operations:
  Net Investment Income (Loss)               $         (3,198)  $        (5,135)   $           (623)  $        (1,515)
  Net Realized Gain (Loss)                            (21,211)          (77,920)              2,249           (38,031)
  Net Change in Unrealized
   Appreciation/Depreciation                          259,557          (286,461)             14,557           (10,240)
                                             ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net
   Assets Resulting from Operations                   235,148          (369,516)             16,183           (49,786)
Distributions From Net Investment
 Income                                                    --                --                  --                --

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                    (60,522)           65,320               2,099           (16,104)
                                             ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets               174,626          (304,196)             18,282           (65,890)

Net Assets:
  Beginning of Period                               1,456,287         1,760,483              74,269           140,159
                                             ----------------   ---------------    ----------------   ---------------
  End of Period                              $      1,630,913   $     1,456,287    $         92,551   $        74,269
                                             ================   ===============    ================   ===============
  Undistributed Net Investment Income
   (Loss)                                    $         (3,198)  $            --    $           (623)  $            --

                                                   Strong Advisor Small Cap
                                                         Value Fund
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                 June 30, 2003    Dec. 31, 2002
                                               ----------------   -------------
                                                 (Unaudited)
Operations:
  Net Investment Income (Loss)                 $         (5,542)  $         794
  Net Realized Gain (Loss)                               26,976         (13,119)
  Net Change in Unrealized
   Appreciation/Depreciation                            159,022         (84,823)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            180,456         (97,148)
Distributions From Net Investment Income                     --              --
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           150,123         475,362
                                               ----------------   -------------
Total Increase (Decrease) in Net Assets                 330,579         378,214

Net Assets:
  Beginning of Period                                 1,167,291         789,077
                                               ----------------   -------------
  End of Period                                $      1,497,870   $   1,167,291
                                               ================   =============
  Undistributed Net Investment Income (Loss)   $         (4,749)  $         793

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                        (In Thousands)

                                                      Strong Advisor U.S.
                                                          Value Fund
                                               --------------------------------
                                               Six Months Ended    Year Ended
                                                 June 30, 2003    Dec. 31, 2002
                                               ----------------   -------------
                                                  (Unaudited)
Operations:
  Net Investment Income (Loss)                 $            601   $         777
  Net Realized Gain (Loss)                                1,501         (13,672)
  Net Change in Unrealized
   Appreciation/Depreciation                             22,732         (22,399)
                                               ----------------   -------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                             24,834         (35,294)
Distributions:
  From Net Investment Income:
    Class A                                                 (13)            (48)
    Class B                                                  (3)             (5)
    Class C                                                  (2)             (8)
    Class K                                                 (86)           (263)
    Class Z                                                (479)           (416)
  From Net Realized Gains:
    Class A                                                  --            (328)
    Class B                                                  --            (213)
    Class C                                                  --             (61)
    Class K                                                  --              (8)
    Class Z                                                  --         (13,995)
                                               ----------------   -------------
  Total Distributions                                      (583)        (15,345)
Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           (20,604)         74,257
                                               ----------------   -------------
Total Increase (Decrease) in Net Assets                   3,647          23,618

Net Assets:
  Beginning of Period                                   215,770         192,152
                                               ----------------   -------------
  End of Period                                $        219,417   $     215,770
                                               ================   =============
  Undistributed Net Investment Income (Loss)   $             22   $           4

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                        (In Thousands)

                                                   Strong Advisor Endeavor               Strong Advisor Focus
                                                       Large Cap Fund                            Fund
                                             ----------------------------------    ----------------------------------
                                             Six Months Ended     Year Ended       Six Months Ended     Year Ended
                                              June 30, 2003      Dec. 31, 2002      June 30, 2003      Dec. 31, 2002
                                             ----------------   ---------------    ----------------   ---------------
                                               (Unaudited)                            (Unaudited)
Operations:
  Net Investment Income (Loss)               $           (133)  $          (337)   $            (26)  $           (94)
  Net Realized Gain (Loss)                                524            (9,424)                (74)             (872)
  Net Change in Unrealized Appreciation/
   Depreciation                                         3,738              (148)                377              (799)
                                             ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            4,129            (9,909)                277            (1,765)

Distributions From Net Investment Income                   --                --                  --                --

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                      2,045            10,385                (299)           (1,883)
                                             ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets                 6,174               476                 (22)           (3,648)

Net Assets:
  Beginning of Period                                  28,807            28,331               3,653             7,301
                                             ----------------   ---------------    ----------------   ---------------
  End of Period                              $         34,981   $        28,807    $          3,631   $         3,653
                                             ================   ===============    ================   ===============
  Undistributed Net Investment
   Income (Loss)                             $           (133)  $            --    $            (26)  $            --

                                                      Strong Advisor
                                                   International Core Fund             Strong Advisor Select Fund
                                             ----------------------------------    ----------------------------------
                                             Six Months Ended      Year Ended      Six Months Ended     Year Ended
                                              June 30, 2003      Dec. 31, 2002      June 30, 2003      Dec. 31, 2002
                                             ----------------   ---------------    ----------------   ---------------
                                                (Unaudited)                           (Unaudited)
Operations:
  Net Investment Income (Loss)               $             12   $            (3)   $           (325)  $          (624)
  Net Realized Gain (Loss)                                (28)              (28)              1,265           (14,593)
  Net Change in Unrealized Appreciation/
   Depreciation                                            89               (27)              6,474              (563)
                                             ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                               73               (58)              7,414           (15,780)

Distributions:
  From Net Realized Gains:
    Class A                                                --                --                  --              (106)
    Class B                                                --                --                  --                (1)
                                             ----------------   ---------------    ----------------   ---------------
  Total Distributions                                      --                --                  --              (107)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                        480               347               9,682            14,803
                                             ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets                   553               289              17,096            (1,084)

Net Assets:
  Beginning of Period                                     601               312              56,310            57,394
                                             ----------------   ---------------    ----------------   ---------------
  End of Period                              $          1,154   $           601    $         73,406   $        56,310
                                             ================   ===============    ================   ===============
  Undistributed Net Investment
   Income (Loss)                             $             12   $            --    $           (325)  $            --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                       (In Thousands)

                                                                                           Strong Advisor
                                                    Strong Advisor                         U.S.Small/Mid
                                                   Technology Fund                        Cap Growth Fund
                                           ----------------------------------    ----------------------------------
                                           Six Months Ended      Year Ended      Six Months Ended     Period Ended
                                            June 30, 2003       Dec. 31, 2002      June 30, 2003     Dec. 31, 2002
                                           ----------------   ---------------    ----------------   ---------------
                                              (Unaudited)                          (Unaudited)          (Note 1)
Operations:
  Net Investment Income (Loss)             $            (16)  $           (42)   $            (12)  $           (10)
  Net Realized Gain (Loss)                             (161)             (714)                (32)             (180)
  Net Change in Unrealized Appreciation/
   Depreciation                                         671              (408)                335                 8
                                           ----------------   ---------------    ----------------   ---------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                            494            (1,164)                291              (182)

Distributions From Net Investment Income                 --                --                  --                --

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets
   from Capital Share Transactions                      128              (262)                592               944
                                           ----------------   ---------------    ----------------   ---------------
Total Increase (Decrease) in Net Assets                 622            (1,426)                883               762

Net Assets:
  Beginning of Period                                 1,489             2,915                 762                --
                                           ----------------   ---------------    ----------------   ---------------
  End of Period                            $          2,111   $         1,489    $          1,645   $           762
                                           ================   ===============    ================   ===============
  Undistributed Net Investment Income
   (Loss)                                  $            (16)  $            --    $            (12)  $            --

                                                             Strong Advisor Utilities
                                                                 and Energy Fund
                                                       ------------------------------------
                                                       Six Months Ended      Period Ended
                                                        June 30, 2003        Dec. 31, 2002
                                                       ----------------    ----------------
                                                          (Unaudited)           (Note 1)
Operations:
  Net Investment Income (Loss)                         $             93    $             37
  Net Realized Gain (Loss)                                         (249)               (581)
  Net Change in Unrealized Appreciation/
   Depreciation                                                   1,042                  16
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets
   Resulting from Operations                                        886                (528)

Distributions:
  From Net Investment Income:
    Class A                                                         (85)                (36)
    Class B                                                          (1)                 --
    Class C                                                          (1)                 (1)
                                                       ----------------    ----------------
  Total Distributions                                               (87)                (37)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                             8,549               6,951
                                                       ----------------    ----------------
Total Increase (Decrease) in Net Assets                           9,348               6,386

Net Assets:
  Beginning of Period                                             6,386                  --
                                                       ----------------    ----------------
  End of Period                                        $         15,734    $          6,386
                                                       ================    ================
  Undistributed Net Investment Income
   (Loss)                                              $              6    $             --

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                            (In Thousands)

                                                                 Strong Advisor Large Company Core Fund
                                                       --------------------------------------------------------
                                                       Six Months Ended      Period Ended         Year Ended
                                                         June 30, 2003       Dec. 31, 2002      Sept. 30, 2002
                                                       ----------------    ----------------    ----------------
                                                         (Unaudited)
Operations:
  Net Investment Income (Loss)                         $             83    $              8    $             42
  Net Realized Gain (Loss)                                          (34)               (233)               (397)
  Net Change in Unrealized Appreciation/Depreciation              4,230                 611                (398)
                                                       ----------------    ----------------    ----------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                4,279                 386                (753)

Distributions:
  From Net Investment Income:
    Class A                                                         (21)                 (6)                (22)
    Class K                                                         (46)                 --                  --
  From Net Realized Gains:
    Class A                                                          --                  --                (140)
                                                       ----------------    ----------------    ----------------
  Total Distributions                                               (67)                 (6)               (162)

Capital Share Transactions (Note 8):
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                            49,651               2,841               3,279
                                                       ----------------    ----------------    ----------------
Total Increase (Decrease) in Net Assets                          53,863               3,221               2,364

Net Assets:
  Beginning of Period                                             9,676               6,455               4,091
                                                       ----------------    ----------------    ----------------
  End of Period                                        $         63,539    $          9,676    $          6,455
                                                       ================    ================    ================
  Undistributed Net Investment Income (Loss)           $             24    $              8    $              6

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong Advisor Equity Funds (the "Funds"), which include the following Funds, each with its own investment objective(s) and policies:

     - Strong Advisor Common Stock Fund/(1)/ (a series of Strong Common Stock Fund, Inc.)
     - Strong Advisor Mid Cap Growth Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor Small Cap Value Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor U.S. Value Fund/(1)/ (a series of Strong Conservative Equity Funds, Inc.)
     - Strong Advisor Endeavor Large Cap Fund/(1)/ (a series of Strong Common Stock Fund, Inc.)
     - Strong Advisor Focus Fund/(2)/ (a series of Strong Common Stock Fund,
       Inc.)
     - Strong Advisor International Core Fund/(1)/ (a series of Strong International Equity Funds, Inc.)
     - Strong Advisor Select Fund/(2)/ (a series of Strong Opportunity Fund,
       Inc.)
     - Strong Advisor Technology Fund/(1)/ (a series of Strong Common Stock Fund, Inc.)
     - Strong Advisor U.S.Small/Mid Cap Growth Fund/(1)/ (a series of Strong Opportunity Fund, Inc.)
     - Strong Advisor Utilities and Energy Fund/(1)/ (a series of Strong Equity Funds, Inc.)
     - Strong Advisor Large Company Core Fund/(1)/ (a series of Strong Equity Funds, Inc.)

       /(1)/ Diversified Fund.

       /(2)/ Non-diversified Fund.

     Each Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Class A, B and C shares are available only through financial professionals. Class K shares are available only through programs managed by Strong Capital Management, Inc. (the "Advisor"). Class Z shares are available to certain investors and investment professionals who owned Investor Class shares of the Fund on November 30, 2000 and to certain other investors as set forth in the Funds' prospectuses.

     Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor Small Cap Value Fund offer Class A, B, C and Z shares. Strong Advisor U.S. Value Fund offers Class A, B, C, K and Z shares. Strong Advisor Endeavor Large Cap Fund, Strong Advisor Focus Fund, Strong Advisor International Core Fund, Strong Advisor Select Fund, Strong Advisor Technology Fund, Strong Advisor U.S.Small/Mid Cap Growth Fund and Strong Advisor Utilities and Energy Fund offer Class A, B and C shares. Strong Advisor Large Company Core Fund offers Class A, B, C and K shares. All classes differ principally in their respective shareholder servicing and distribution expenses and sales charges. All classes of shares have identical rights to earnings, assets and voting privileges, except for Class-specific expenses and exclusive rights to vote on matters affecting only individual classes.

     Effective March 28, 2002 (public launch date of April 1, 2002), Strong Advisor U.S. Small/Mid Cap Growth Fund commenced operations and offers three classes of shares: Class A, B and C.

     Effective July 31, 2002 (public launch date of August 1, 2002), Strong Advisor Utilities and Energy Fund commenced operations and offers three classes of shares: Class A, B and C.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

          are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear the costs, if any, associated with the disposition of restricted securities. The Funds held no restricted or illiquid securities at June 30, 2003.

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund, other than Strong Advisor U.S. Value Fund, Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund, generally pays dividends from net investment income and distributes net capital gains, if any, that they realize at least annually. Strong Advisor U.S. Value Fund, Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund generally pay dividends from net investment income quarterly and distribute net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each Fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss.

--------------------------------------------------------------------------------

          When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Advisor has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds, except Strong Advisor Large Company Core Fund and Strong Advisor Utilities and Energy Fund, have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest.

          At June 30, 2003, Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor U.S. Value Fund had securities with a market value of $66,228,364, $2,580,064 and $15,283,793, respectively, on loan and had received $68,983,692, $2,660,034 and $15,846,538, respectively, in collateral (both included within Investments in the Statements of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statements of Operations. For the six months ended June 30, 2003, the securities lending income totaled, $73,392, $368 and $3,560 for Strong Advisor Common Stock Fund, Strong Advisor Mid Cap Growth Fund and Strong Advisor U.S. Value Fund, respectively.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on the following annualized rates of the average daily net assets of the respective Fund:

                                                                                      Administrative Fees
                                                                    -------------------------------------------------------
                                               Advisory Fees/(1)/   Class A      Class B      Class C    Class K    Class Z
                                               ------------------   -------      -------      -------    -------    -------
     Strong Advisor Common Stock Fund               0.75%            0.30%        0.30%        0.30%          *      0.30%
     Strong Advisor Mid Cap Growth Fund             0.75%            0.30%        0.30%        0.30%          *      0.30%
     Strong Advisor Small Cap Value Fund            0.75%            0.30%        0.30%        0.30%          *      0.30%
     Strong Advisor U.S. Value Fund                 0.55%            0.30%        0.30%        0.30%      0.25%      0.30%
     Strong Advisor Endeavor Large Cap Fund         0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Focus Fund                      0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor International Core Fund         0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Select Fund                     0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Technology Fund                 0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor U.S.Small/Mid Cap
      Growth Fund                                   0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Utilities and Energy Fund       0.75%            0.30%        0.30%        0.30%          *          *
     Strong Advisor Large Company Core Fund         0.75%            0.30%        0.30%        0.30%      0.25%          *

     *     Does not offer share class.

     /(1)/ The investment advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion in net assets, and 0.70% for net assets $6 billion and above. Strong Advisor U.S. Value Fund does not have a breakpoint schedule.

     The Advisor and/or Administrator has contractually agreed to waive and/or absorb expenses for the following Funds until May 1, 2004 to keep Total Operating Expenses at or below the following percentages:

                                                       Class A      Class B     Class C    Class K   Class Z
                                                      --------      --------   --------   --------   -------
     Strong Advisor Common Stock Fund                       *         2.50%          *          **        *
     Strong Advisor Mid Cap Growth Fund                     *         2.50%      2.50%          **        *
     Strong Advisor Small Cap Value Fund                    *             *          *          **        *
     Strong Advisor U.S. Value Fund                     2.50%         2.50%      2.50%      0.99%         *
     Strong Advisor Endeavor Large Cap Fund                 *         2.50%      2.50%          **        **
     Strong Advisor Focus Fund                          1.50%         2.25%      2.25%          **        **
     Strong Advisor International Core Fund             2.50%         2.50%      2.50%          **        **
     Strong Advisor Select Fund                         2.50%         2.50%      2.50%          **        **
     Strong Advisor Technology Fund                     2.50%         2.50%      2.50%          **        **
     Strong Advisor U.S.Small/Mid Cap Growth Fund       2.50%         2.50%      2.50%          **        **
     Strong Advisor Utilities and Energy Fund               *             *          *          **        **
     Strong Advisor Large Company Core Fund             1.50%/(1)/    2.50%      2.50%      0.99%         **

     *     Contractual rate not applicable to Class.
     **    Does not offer share class.

     /(1)/ The contractual rate is indefinite and may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004.

     Transfer agent and related service fees for the Funds' Class Z shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agent and related service fees for each of the Funds' Class A, B, C and K shares are paid at an annual rate of 0.20% of the average daily net asset value of each respective class. Transfer Agent fees are recorded in shareholder servicing costs in the Funds' Statements of Operations. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Class' level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The Funds have entered into a distribution agreement with Strong Investments, Inc. (the "Distributor, "and an affiliate of the Advisor) pursuant to Rule 12b-1 under the 1940 Act on behalf of each of the Funds' Class A, B and C shares. Under the plan, Strong Investments, Inc. is paid an annual rate of 0.25%, 1.00% and 1.00% of the average daily net assets of the Class A, B and C shares, respectively, as compensation for services provided and expenses incurred, including amounts paid to brokers or dealers, in connection with the sale of each Fund's Class A, B and C shares. See Note 4.

--------------------------------------------------------------------------------

     The Funds' Class A, B and C shares have various sales charges and/or redemption fees charged to shareholders. The Funds' Class A shares have a maximum 5.75% front-end sales charge. The Funds Class A shares, except Strong Large Company Core Fund, may be subject to a 1.00% contingent deferred sales charge if shares are purchased without an initial sales charge and are redeemed within one year of purchase. Strong Advisor Large Company Core Fund's Class A shares have a 1.00% redemption fee imposed on redemptions made within 12 months of purchase. The Funds' Class B shares have a maximum 5.00% contingent deferred sales charge. The Funds' Class C shares have a 1.00% contingent deferred sales charge, if the shares are sold within 1 year of their original purchase date. Certain of these sales charges and/or redemption fees may be waived in limited circumstances.

     For the six months ended June 30, 2003, the Distributor received aggregate sales charges from the sale of Class A shares as follows: Strong Advisor Common Stock Fund $19,423, Strong Advisor Mid Cap Growth Fund $1,072, Strong Advisor Small Cap Value Fund $30,603, Strong Advisor U.S. Value Fund $1,304, Strong Advisor Endeavor Large Cap Fund $107, Strong Advisor Focus Fund $58, Strong Advisor International Core Fund $1,088, Strong Advisor Select Fund $226, Strong Advisor Technology Fund $0, Strong Advisor
     U.S. Small/Mid Cap Growth Fund $623, Strong Advisor Utilities and Energy Fund $65 and Strong Large Company Core Fund $24,981.

     For the six months ended June 30, 2003, the Distributor also received aggregate contingent deferred sales charges from the redemption of Class B and C shares as follows: Strong Advisor Common Stock Fund $28,870, Strong Advisor Mid Cap Growth Fund $5,861, Strong Advisor Small Cap Value Fund $114,913, Strong Advisor U.S. Value Fund $13,433, Strong Advisor Endeavor Large Cap Fund $62, Strong Advisor Focus Fund $10,049, Strong Advisor International Core Fund $8, Strong Advisor Select Fund $881, Strong Advisor Technology Fund $0, Strong Advisor U.S. Small/Mid Cap Growth Fund $0, Strong Advisor Utilities and Energy Fund $0 and Strong Large Company Core Fund $704.Sales charges are not an expense of the Funds and are not reflected in the financial statements of the Funds.

     Next Century Growth Investors, LLC ("Next Century Growth"), an affiliate of the Advisor, manages the investments of Strong Advisor U.S. Small/Mid Cap Growth Fund under a subadvisory agreement with the Advisor. Next Century Growth is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services.

     W.H. Reaves & Co., Inc. ("Reaves") manages the investments of Strong Advisor Utilities and Energy Fund under an agreement with the Advisor. Reaves is compensated by the Advisor (not the Fund) and bears all of its own expenses in providing subadvisory services. The investment subadvisory fees are based on breakpoints ranging from net asset values of $200 million to $2.5 billion. The investment subadvisory fees are also subject to adjustment upward or downward depending on the Fund's performance measured against a benchmark. The benchmark is 90% of the performance of a blend of utilities and energy indices. In addition, Reaves directly affects purchases and sales of securities for the Fund. In conjunction therewith, brokerage commissions paid to Reaves by the Fund for the six months ended June 30, 2003, totaled $33,584.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003, is as follows:

                                           Payable to/
                                         (Receivable From)
                                           Administrator     Shareholder Servicing    Transfer Agency    Unaffiliated
                                            or Advisor        and Other Expenses          Banking         Directors'
                                         at June 30, 2003    Paid to Administrator   Charges/(Credits)      Fees
                                         -----------------   ---------------------   -----------------   ------------
     Strong Advisor Common Stock Fund    $         514,755   $           2,064,844   $           5,511   $     29,139
     Strong Advisor Mid Cap Growth
      Fund                                          48,073                 227,671                 679          1,816
     Strong Advisor Small Cap Value
      Fund                                         304,760               1,625,297               7,779         19,622
     Strong Advisor U.S. Value Fund                127,017                 656,878              14,153          3,652
     Strong Advisor Endeavor Large
      Cap Fund                                       8,620                  30,635                 938            691
     Strong Advisor Focus Fund                       1,065                   3,674                  21            331
     Strong Advisor International
      Core Fund                                       (349)                    799                   6            256
     Strong Advisor Select Fund                     13,623                  61,334                 942          1,142
     Strong Advisor Technology Fund                    212                   1,733                   7            281
     Strong Advisor U.S. Small/Mid
      Cap Growth Fund                                  (82)                  1,070                   2            259
     Strong Advisor Utilities and
      Energy Fund                                    2,226                  10,056                  12            319
     Strong Advisor Large Company
      Core Fund                                      8,889                  38,766                 456            367

     At June 30, 2003, the Distributor owns the following percentages of the outstanding shares of each Fund.

                                         Percentage owned
                                          by Distributor
                                         ----------------
     Strong Advisor International Core
      Fund                                      17%
     Strong Advisor U.S. Small/Mid Cap
      Growth Fund                               19%

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                        Administrative     Shareholder      Reports to
                                             Fees        Servicing Costs   Shareholders    12b-1 Fees    Other
                                        --------------   ---------------   ------------   -----------   --------
     Strong Advisor Common Stock Fund
       Class A                          $       75,754   $        51,166   $      7,376   $    63,128   $     87
       Class B                                  39,019            27,353          9,979       130,064        141
       Class C                                  36,052            25,009          9,025       120,174        378
       Class Z                               2,013,644         1,959,550        228,875            --      6,670
     Strong Advisor Mid Cap Growth
      Fund
       Class A                                  13,710             9,240            611        11,425       (443)
       Class B                                   3,708             2,656          2,846        12,359         28
       Class C                                   1,307               924            665         4,356         25
       Class Z                                 104,728           214,487         45,975            --      1,433
     Strong Advisor Small Cap Value
      Fund
       Class A                                 538,920           364,048         25,316       449,100      1,498
       Class B                                 118,335            83,278         18,920       394,451        480
       Class C                                 156,816           108,896         17,668       522,722      1,354
       Class Z                               1,026,284         1,066,619         44,737            --      6,905
     Strong Advisor U.S. Value Fund
       Class A                                   3,850             2,636            696         3,208         68
       Class B                                   4,629             3,225            713        15,429         18
       Class C                                   2,396             1,723            673         7,985        282
       Class K                                  16,123            12,905         (1,147)           --        566
       Class Z                                 260,942           635,773        112,291            --     13,835
     Strong Advisor Endeavor Large
      Cap Fund
       Class A                                  44,829            29,915          2,391        37,358        918
       Class B                                     604               425          1,646         2,012          3
       Class C                                     356               264          1,029         1,190         49
     Strong Advisor Focus Fund
       Class A                                   2,942             2,025          3,479         2,449         14
       Class B                                   1,809             1,282          4,456         6,024         11
       Class C                                     494               347          1,099         1,645         16
     Strong Advisor International
      Core Fund
       Class A                                     340               229            565           282          2
       Class B                                     583               406            689         1,940          2
       Class C                                     236               162            417           788          4
     Strong Advisor Select Fund
       Class A                                  90,831            60,621          3,364        75,693        940
       Class B                                     534               376            158         1,781          2
       Class C                                     433               307            112         1,442         29
     Strong Advisor Technology Fund
       Class A                                   1,884             1,283            283         1,569          7
       Class B                                     242               174            251           806          2
       Class C                                     369               265            265         1,229          8
     Strong Advisor U.S. Small/Mid Cap
      Growth Fund
       Class A                                     545               372          1,141           455          2
       Class B                                     546               372          1,271         1,821          1
       Class C                                     418               322          1,354         1,403          3
     Strong Advisor Utilities and
      Energy Fund
       Class A                                  14,543             9,705           (408)       12,119         37
       Class B                                     169               117            880           566         --
       Class C                                     293               200            845           978          9
     Strong Advisor Large Company
      Core Fund
       Class A                                  29,319            19,622         18,370        24,317         57
       Class B                                   3,161             2,033          1,031        10,605          6
       Class C                                   2,320             1,540            792         7,809         71
       Class K                                  19,382            15,491          2,888            --        400

--------------------------------------------------------------------------------

     For the six months ended June 30, 2003, the class specific expense offsets are as follows:

                                               Expense Waivers   Transfer Agency       Directed            Earnings
                                               and Absorptions   Banking Credits       Brokerage           Credits
                                               ---------------   ---------------    ---------------    ---------------
     Strong Advisor Common Stock Fund
       Class A                                 $            --   $            --    $            --    $            --
       Class B                                              --                --                 --                 --
       Class C                                              --                --                 --                 --
       Class Z                                              --                --                 --                 --
       Fund Level                                           --                --            (28,112)              (422)
     Strong Advisor Mid Cap Growth Fund
       Class A                                              --              (448)                --                 --
       Class B                                          (1,800)               --                 --                 --
       Class C                                            (287)               --                 --                 --
       Class Z                                         (23,525)               --                 --                 --
       Fund Level                                           --                --            (21,726)              (296)
     Strong Advisor Small Cap Value Fund
       Class A                                              --                --                 --                 --
       Class B                                              --                --                 --                 --
       Class C                                              --                --                 --                 --
       Class Z                                              --                --                 --                 --
       Fund Level                                           --                --            (58,123)              (480)
     Strong Advisor U.S. Value Fund
       Class A                                              --                --                 --                 --
       Class B                                              --                --                 --                 --
       Class C                                             (53)               --                 --                 --
       Class K                                          (4,193)               --                 --                 --
       Class Z                                              --                --                 --                 --
       Fund Level                                           --                --            (18,784)              (388)
     Strong Advisor Endeavor Large Cap Fund
       Class A                                            (257)               --                 --                 --
       Class B                                          (1,664)               --                 --                 --
       Class C                                          (1,084)               --                 --                 --
       Fund Level                                           --                --             (5,196)               (14)
     Strong Advisor Focus Fund
       Class A                                         (10,882)               --                 --                 --
       Class B                                          (9,036)               --                 --                 --
       Class C                                          (2,368)               --                 --                 --
       Fund Level                                      (13,332)               --               (612)                (5)
     Strong Advisor International Core Fund
       Class A                                          (1,419)               --                 --                 --
       Class B                                          (3,615)               --                 --                 --
       Class C                                          (1,609)               --                 --                 --
       Fund Level                                      (30,414)               --               (140)                --
     Strong Advisor Select Fund
       Class A                                              --                --                 --                 --
       Class B                                            (101)               --                 --                 --
       Class C                                             (86)               --                 --                 --
       Fund Level                                           --                --             (3,500)               (17)
     Strong Advisor Technology Fund
       Class A                                          (4,890)               --                 --                 --
       Class B                                          (1,455)               --                 --                 --
       Class C                                          (2,121)               --                 --                 --
       Fund Level                                       (6,562)               --             (3,156)                --
     Strong Advisor U.S. Small/Mid Cap Growth
      Fund
       Class A                                          (1,481)               --                 --                 --
       Class B                                          (2,833)               --                 --                 --
       Class C                                          (2,706)               --                 --                 --
       Fund Level                                      (26,080)               --                (56)                (3)

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                               Expense Waivers   Transfer Agency       Directed           Earnings
                                               and Absorptions   Banking Credits       Brokerage          Credits
                                               ---------------   ---------------    ---------------    ------------
     Strong Advisor Utilities and Energy
      Fund
       Class A                                 $            (3)  $            --    $            --    $        --
       Class B                                          (1,013)               --                 --             --
       Class C                                          (1,019)               --                 --             --
       Fund Level                                         (119)               --                 --             (2)
     Strong Advisor Large Company Core Fund
       Class A                                         (36,262)               --                 --             --
       Class B                                            (450)               --                 --             --
       Class C                                            (375)               --                 --             --
       Class K                                         (34,536)               --                 --             --
       Fund Level                                      (13,792)               --             (5,361)           (63)

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Fund's registration statement. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. The Funds had minimal borrowings under the LOC during the period. At June 30, 2003, there were no outstanding borrowings by the Funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, are as follows:

                                                           Purchases             Sales
                                                       ----------------    ----------------
     Strong Advisor Common Stock Fund                  $    337,908,780    $    385,075,952
     Strong Advisor Mid Cap Growth Fund                     130,236,375         128,912,006
     Strong Advisor Small Cap Value Fund                    279,225,972         195,559,002
     Strong Advisor U.S. Value Fund                          63,589,107          78,507,013
     Strong Advisor Endeavor Large Cap Fund                  38,431,684          35,652,994
     Strong Advisor Focus Fund                                6,325,210           6,522,375
     Strong Advisor International Core Fund                     503,317             119,157
     Strong Advisor Select Fund                              78,097,588          67,668,279
     Strong Advisor Technology Fund                           1,799,490           1,803,602
     Strong Advisor U.S. Small/Mid Cap Growth Fund            1,265,156             661,684
     Strong Advisor Utilities and Energy Fund                13,637,208           6,138,463
     Strong Advisor Large Company Core Fund                  78,237,203          28,938,525

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

--------------------------------------------------------------------------------

7.   Investments in Affiliates

     Affiliated issuers, as defined under the 1940 Act, include any Fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003 is as follows:

                                               Balance of            Gross            Gross Sales         Balance of
                                               Shares Held         Purchases              and            Shares Held
                                              Jan. 1, 2003       and Additions         Reductions       June 30, 2003
                                              -------------      -------------        ------------      --------------
     Strong Advisor Common Stock Fund
     --------------------------------
     Jacobs Engineering Group, Inc.                 550,000                 --            (130,000)            420,000
     Strong Heritage Money Fund -
      Institutional Class                       154,500,000                 --        (154,500,000)                 --

     Strong Advisor Small Cap Value Fund
     -----------------------------------
     Allied Healthcare Products, Inc.               427,790            136,310                  --             564,100
     Apex Silver Mines, Ltd.                      1,888,100             57,600              (6,000)          1,939,700
     Barbeques Galore, Ltd. Sponsored ADR           414,120              9,000                  --             423,120
     Calgon Carbon Corporation                    2,230,390             75,000                (300)          2,305,090
     Chicago Bridge & Iron Company NV               957,830            961,930*            (91,360)          1,828,400
     Constar International, Inc.                    706,500            249,900             (15,300)            941,100
     Discovery Partners International, Inc.       1,207,180            328,220             (29,600)          1,505,800
     Dura Automotive Systems, Inc.                  865,300            399,900             (14,900)          1,250,300
     Encore Wire Corporation                        942,700            204,200                  --           1,146,900
     Evans & Sutherland Computer Corporation        533,800             39,700                  --             573,500
     Greka Energy Corporation                       362,400             92,700                  --             455,100
     Healthcare Services Group, Inc.                453,100             83,400             (14,400)            522,100
     IDX Systems Corporation                      1,188,680            160,200            (129,780)          1,219,100
     Intertape Polymer Group, Inc.                2,045,300            209,800             (40,100)          2,215,000
     Kforce.com, Inc.                             1,172,500            632,185                  --           1,804,685
     Lightbridge, Inc.                            1,168,700            193,000              (2,100)          1,359,600
     Matrix Service Company                         426,900             10,800                (400)            437,300
     McMoRan Exploration Company                    831,700             80,000             (58,200)            853,500
     Net2Phone, Inc.                              1,526,600            198,900                  --           1,725,500
     Overstock.com, Inc.                            368,170             98,000            (312,270)            153,900
     Range Resources Corporation                  3,397,800            180,000                  --           3,577,800
     Rofin-Sinar Technologies, Inc.                 630,000             15,080            (395,630)            249,450
     Sharper Image Corporation                      861,750            203,050            (156,200)            908,600
     Strong Heritage Money Fund -
      Institutional Class                        78,000,000                 --         (78,000,000)                 --
     World Acceptance Corporation                 1,101,700                 --            (142,100)            959,600

                                                                              Investment
                                                                                Income              Realized
                                                            Value            Jan. 1, 2003-         Gain/Loss
                                                        June 30, 2003        June 30, 2003          on Sales
                                                       ----------------    ----------------    ----------------
     Strong Advisor Common Stock Fund
     --------------------------------
     Jacobs Engineering Group, Inc.                    $     17,703,000    $             --    $      3,258,947
     Strong Heritage Money Fund -
      Institutional Class                                            --             619,097                  --

     Strong Advisor Small Cap Value Fund
     -----------------------------------
     Allied Healthcare Products, Inc.                         2,013,837
     Apex Silver Mines, Ltd.                                 28,610,575                                  42,846
     Barbeques Galore, Ltd. Sponsored ADR                     1,148,771                  --                  --
     Calgon Carbon Corporation                               13,254,267                  --                 (67)
     Chicago Bridge & Iron Company NV                        41,468,112                  --             822,483
     Constar International, Inc.                              7,142,949                  --             (75,280)
     Discovery Partners International, Inc.                   6,685,752                  --             (34,114)
     Dura Automotive Systems, Inc.                           12,265,443                  --              48,830
     Encore Wire Corporation                                 10,895,550                  --                  --
     Evans & Sutherland Computer Corporation                  3,257,480                  --                  --
     Greka Energy Corporation                                 2,634,574                  --                  --
     Healthcare Services Group, Inc.                          7,377,273                  --             119,457
     IDX Systems Corporation                                 18,920,432                  --             946,203
     Intertype Polymer Group, Inc.                           13,179,250                  --             (87,593)
     Kforce.com, Inc.                                         8,716,628                  --                  --
     Lightbridge, Inc.                                       11,910,096                  --               4,157
     Matrix Service Company                                   7,512,814                  --               4,582
     McMoRan Exploration Company                              9,507,990                  --             (94,257)
     Net2Phone, Inc.                                          7,471,415                  --                  --
     Overstock.com, Inc.                                      2,233,089                  --           2,769,360
     Range Resources Corporation                             22,432,806                  --                  --
     Rofin-Sinar Technologies, Inc                            3,507,267                  --          (1,967,222)
     Sharper Image Corporation                               24,777,522                  --           1,734,559
     Strong Heritage Money Fund -
      Institutional Class                                            --             394,687                  --
     World Acceptance Corporation                            15,622,288                  --           1,501,876

     * Increase due to stock split.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

8.   Capital Share Transactions

                                                            Strong Advisor                         Strong Advisor
                                                          Common Stock Fund                      Mid Cap Growth Fund
                                                 -----------------------------------    ----------------------------------
                                                 Six Months Ended      Year Ended       Six Months Ended       Year Ended
                                                   June 30, 2003      Dec. 31, 2002      June 30, 2003       Dec. 31, 2002
                                                 ----------------   ----------------    ----------------    --------------
                                                    (Unaudited)                            (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                      $     30,287,615   $     44,443,102    $     22,744,197    $    7,852,624
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                         (23,846,562)       (16,422,398)        (21,336,571)       (5,960,849)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           6,441,053         28,020,704           1,407,626         1,891,775

CLASS B
  Proceeds from Shares Sold                             4,355,581         16,279,382             311,794         1,063,833
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                          (1,735,604)        (2,796,033)           (303,444)         (490,422)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                           2,619,977         13,483,349               8,350           573,411

CLASS C
  Proceeds from Shares Sold                             3,761,193         17,829,709             291,585           674,422
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                          (3,079,895)        (4,291,269)           (366,577)         (491,641)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                             681,298         13,538,440             (74,992)          182,781

CLASS Z
  Proceeds from Shares Sold                           102,933,911        343,017,540          20,786,537        29,008,599
  Proceeds from Reinvestment of Distributions                  --                 --                  --                --
  Payment for Shares Redeemed                        (173,198,002)      (332,740,001)        (20,028,832)      (47,760,745)
                                                 ----------------   ----------------    ----------------    --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                         (70,264,091)        10,277,539             757,705       (18,752,146)
                                                 ----------------   ----------------    ----------------    --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                      $    (60,521,763)  $     65,320,032    $      2,098,689    $  (16,104,179)
                                                 ================   ================    ================    ==============

--------------------------------------------------------------------------------

                                                     Strong Advisor                          Strong Advisor
                                                   Common Stock Fund                      Mid Cap Growth Fund
                                         ---------------------------------------   -----------------------------------
                                          Six Months Ended       Year Ended        Six Months Ended      Year Ended
                                           June 30, 2003        Dec. 31, 2002        June 30, 2003      Dec. 31, 2002
                                         -----------------    ------------------   ----------------    ---------------
                                            (Unaudited)                               (Unaudited)
Transactions in Shares of Each Class
 of the Funds Were as Follows:
CLASS A
  Sold                                       1,794,271             2,544,987           2,458,948           696,029
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --
  Redeemed                                  (1,411,908)           (1,023,173)         (2,252,304)         (538,918)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares            382,363             1,521,814             206,644           157,111
                                           ===========           ===========          ==========        ==========

CLASS B
  Sold                                         263,660               925,237              33,681            99,311
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --
  Redeemed                                    (109,878)             (177,926)            (34,299)          (52,425)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares            153,782               747,311                (618)           46,886
                                           ===========           ===========          ==========        ==========

CLASS C
  Sold                                         232,438               998,772              31,126            58,173
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --
  Redeemed                                    (192,109)             (267,172)            (39,589)          (47,063)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares             40,329               731,600              (8,463)           11,110
                                           ===========           ===========          ==========        ==========

CLASS Z
  Sold                                       6,133,593            18,893,016           2,197,257         2,521,554
  Issued in Reinvestment of
   Distributions                                    --                    --                  --                --

  Redeemed                                 (10,435,469)          (19,634,686)         (2,122,726)       (4,229,449)
                                           -----------           -----------          ----------        ----------
  Net Increase (Decrease) in Shares         (4,301,876)             (741,670)             74,531        (1,707,895)
                                           ===========           ===========          ==========        ==========

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                  Strong Advisor
                                                               Small Cap Value Fund
                                                       ------------------------------------
                                                       Six Months Ended       Year Ended
                                                        June 30, 2003        Dec. 31, 2002
                                                       ----------------    ----------------
                                                         (Unaudited)
Capital Share Transactions in Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $    126,236,578    $    320,021,001
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                               (64,513,140)       (125,640,272)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                61,723,438         194,380,729

CLASS B
  Proceeds from Shares Sold                                  11,905,674          50,127,708
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                                (4,772,278)         (8,138,529)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 7,133,396          41,989,179

CLASS C
  Proceeds from Shares Sold                                  21,412,985          83,189,864
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                                (9,026,798)        (14,066,931)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                12,386,187          69,122,933

CLASS Z
  Proceeds from Shares Sold                                 212,406,893         374,821,378
  Proceeds from Reinvestment of Distributions                        --                  --
  Payment for Shares Redeemed                              (143,526,518)       (204,951,882)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                68,880,375         169,869,496
                                                       ----------------    ----------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $    150,123,396    $    475,362,337
                                                       ================    ================

--------------------------------------------------------------------------------

                                                                  Strong Advisor
                                                               Small Cap Value Fund
                                                       ------------------------------------
                                                       Six Months Ended       Year Ended
                                                        June 30, 2003        Dec. 31, 2002
                                                       ----------------    ----------------
                                                         (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                        6,515,336          15,657,871
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                   (3,439,225)         (6,346,438)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                           3,076,111           9,311,433
                                                       ================    ================

CLASS B
  Sold                                                          635,508           2,465,423
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                     (261,360)           (420,462)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                             374,148           2,044,961
                                                       ================    ================

CLASS C
  Sold                                                        1,136,212           4,083,997
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                     (484,723)           (736,820)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                             651,489           3,347,177
                                                       ================    ================

CLASS Z
  Sold                                                       10,878,965          18,350,666
  Issued in Reinvestment of Distributions                            --                  --
  Redeemed                                                   (7,347,261)        (10,421,280)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                           3,531,704           7,929,386
                                                       ================    ================

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                          Strong Advisor U.S. Value Fund
                                                       ------------------------------------
                                                       Six Months Ended        Year Ended
                                                         June 30, 2003       Dec. 31, 2002
                                                       ----------------    ----------------
                                                          (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $        861,772    $      5,473,330
  Proceeds from Reinvestment of Distributions                    12,147             370,177
  Payment for Shares Redeemed                                  (460,859)         (4,576,333)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   413,060           1,267,174

CLASS B
  Proceeds from Shares Sold                                     516,671           1,666,852
  Proceeds from Reinvestment of Distributions                     2,749             176,747
  Payment for Shares Redeemed                                  (474,584)           (485,944)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    44,836           1,357,655

CLASS C
  Proceeds from Shares Sold                                     424,978           1,315,639
  Proceeds from Reinvestment of Distributions                     1,144              25,857
  Payment for Shares Redeemed                                  (170,615)           (267,268)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   255,507           1,074,228

CLASS K
  Proceeds from Shares Sold                                   3,742,644          13,002,981
  Proceeds from Reinvestment of Distributions                     7,527               9,930
  Payment for Shares Redeemed                                (2,580,372)         (1,156,304)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 1,169,799          11,856,607

CLASS Z
  Proceeds from Shares Sold                                  36,719,412         118,873,719
  Proceeds from Reinvestment of Distributions                   154,288           9,855,988
  Payment for Shares Redeemed                               (59,360,545)        (70,028,503)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                               (22,486,845)         58,701,204
                                                       ----------------    ----------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $    (20,603,643)   $     74,256,868
                                                       ================    ================

--------------------------------------------------------------------------------

                                                                  Strong Advisor
                                                                 U.S. Value Fund
                                                       ------------------------------------
                                                       Six Months Ended       Year Ended
                                                         June 30, 2003       Dec. 31, 2002
                                                       ----------------    ----------------
                                                          (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                           59,806             338,473
  Issued in Reinvestment of Distributions                           854              22,294
  Redeemed                                                      (33,779)           (322,986)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                              26,881              37,781
                                                       ================    ================

CLASS B
  Sold                                                           38,224             111,965
  Issued in Reinvestment of Distributions                           192              10,387
  Redeemed                                                      (34,737)            (33,910)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                               3,679              88,442
                                                       ================    ================

CLASS C
  Sold                                                           31,265              87,390
  Issued in Reinvestment of Distributions                            83               1,601
  Redeemed                                                      (12,747)            (18,614)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                              18,601              70,377
                                                       ================    ================

CLASS K
  Sold                                                          276,593             910,728
  Issued in Reinvestment of Distributions                           536                 611
  Redeemed                                                     (180,074)            (83,911)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                              97,055             827,428
                                                       ================    ================

CLASS Z
  Sold                                                        2,658,036           7,547,227
  Issued in Reinvestment of Distributions                        10,829             577,220
  Redeemed                                                   (4,151,187)         (4,185,995)
                                                       ----------------    ----------------
  Net Increase (Decrease) in Shares                          (1,482,322)          3,938,452
                                                       ================    ================

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                Strong Advisor
                                                            Endeavor Large Cap Fund            Strong Advisor Focus Fund
                                                       ---------------------------------   ---------------------------------
                                                       Six Months Ended     Year Ended     Six Months Ended      Year Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003     Dec. 31, 2002
                                                       ----------------    -------------   ----------------    -------------
                                                          (Unaudited)                         (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $      7,254,663    $  16,393,415   $        132,031    $     452,000
  Proceeds from Reinvestment of Distributions                        --               --                 --               --
  Payment for Shares Redeemed                                (5,469,550)      (6,400,225)          (287,467)      (2,024,184)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 1,785,113        9,993,190           (155,436)      (1,572,184)

CLASS B
  Proceeds from Shares Sold                                     348,452          266,871             17,143          198,008
  Proceeds from Reinvestment of Distributions                        --               --                 --               --
  Payment for Shares Redeemed                                  (180,234)         (15,344)          (167,701)        (275,731)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                   168,218          251,527           (150,558)         (77,723)

CLASS C
  Proceeds from Shares Sold                                     118,913          178,334            102,478           51,385
  Proceeds from Reinvestment of Distributions                        --               --                 --               --
  Payment for Shares Redeemed                                   (27,717)         (38,097)           (95,550)        (284,139)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    91,196          140,237              6,928         (232,754)
                                                       ----------------    -------------   ----------------    -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $      2,044,527    $  10,384,954   $       (299,066)   $  (1,882,661)
                                                       ================    =============   ================    =============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                                          922,163        1,855,501             26,528           77,432
  Issued in Reinvestment of Distributions                            --               --                 --               --
  Redeemed                                                     (704,889)        (761,825)           (59,938)        (358,043)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Shares                             217,274        1,093,676            (33,410)        (280,611)
                                                       ================    =============   ================    =============

CLASS B
  Sold                                                           44,408           33,834              3,623           34,187
  Issued in Reinvestment of Distributions                            --               --                 --               --
  Redeemed                                                      (25,019)          (2,149)           (35,164)         (50,690)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Shares                              19,389           31,685            (31,541)         (16,503)
                                                       ================    =============   ================    =============

CLASS C
  Sold                                                           15,004           20,442             21,296            9,049
  Issued in Reinvestment of Distributions                            --               --                 --               --
  Redeemed                                                       (3,825)          (4,900)           (19,348)         (51,781)
                                                       ----------------    -------------   ----------------    -------------
  Net Increase (Decrease) in Shares                              11,179           15,542              1,948          (42,732)
                                                       ================    =============   ================    =============

--------------------------------------------------------------------------------

                                                                 Strong Advisor
                                                            International Core Fund            Strong Advisor Select Fund
                                                        --------------------------------    ---------------------------------
                                                        Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003      Dec. 31, 2002
                                                        ----------------   -------------    ----------------   --------------
                                                          (Unaudited)                         (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                             $        241,189   $      82,717    $     18,437,671   $   28,329,556
  Proceeds from Reinvestment of Distributions                         --              --                  --          105,337
  Payment for Shares Redeemed                                         --          (8,947)         (8,923,101)     (13,665,422)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    241,189          73,770           9,514,570       14,769,471

CLASS B
  Proceeds from Shares Sold                                      250,617         211,824             144,230          224,679
  Proceeds from Reinvestment of Distributions                         --              --                  --              605
  Payment for Shares Redeemed                                    (22,865)         (4,153)            (33,485)        (246,523)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    227,752         207,671             110,745          (21,239)

CLASS C
  Proceeds from Shares Sold                                       11,286          65,008              85,587           96,740
  Proceeds from Reinvestment of Distributions                         --              --                  --              325
  Payment for Shares Redeemed                                         --              --             (28,443)         (42,582)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                     11,286          65,008              57,144           54,483
                                                        ----------------   -------------    ----------------   --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                             $        480,227   $     346,449    $      9,682,459   $   14,802,715
                                                        ================   =============    ================   ==============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                                            25,917           9,212           2,919,444        4,115,416
  Issued in Reinvestment of Distributions                             --              --                  --           16,256
  Redeemed                                                            --          (1,012)         (1,438,664)      (2,090,284)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               25,917           8,200           1,480,780        2,041,388
                                                        ================   =============    ================   ==============

CLASS B
  Sold                                                            27,686          23,290              23,061           34,824
  Issued in Reinvestment of Distributions                             --              --                  --               94
  Redeemed                                                        (2,747)           (493)             (5,305)         (39,516)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               24,939          22,797              17,756           (4,598)
                                                        ================   =============    ================   ==============

CLASS C
  Sold                                                             1,286           7,033              14,282           14,551
  Issued in Reinvestment of Distributions                             --              --                  --               51
  Redeemed                                                            --              --              (4,344)          (6,407)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                                1,286           7,033               9,938            8,195
                                                        ================   =============    ================   ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                                                   Strong Advisor U.S.
                                                         Strong Advisor Technology Fund         Small/Mid Cap Growth Fund
                                                        --------------------------------    ---------------------------------
                                                        Six Months Ended     Year Ended     Six Months Ended     Year Ended
                                                         June 30, 2003     Dec. 31, 2002     June 30, 2003      Dec. 31, 2002
                                                        ----------------   -------------    ----------------   --------------
                                                          (Unaudited)                         (Unaudited)         (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Funds Were as Follows:

CLASS A
  Proceeds from Shares Sold                             $        219,233   $     266,907    $        204,341   $      346,166
  Proceeds from Reinvestment of Distributions                         --              --                  --               --
  Payment for Shares Redeemed                                   (112,471)       (459,954)            (21,399)          (1,000)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    106,762        (193,047)            182,942          345,166

CLASS B
  Proceeds from Shares Sold                                       44,855          12,000             122,246          371,166
  Proceeds from Reinvestment of Distributions                         --              --                  --               --
  Payment for Shares Redeemed                                         (4)        (12,910)                 --           (2,815)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                     44,851            (910)            122,246          368,351

CLASS C
  Proceeds from Shares Sold                                        4,018          30,503             287,055          230,374
  Proceeds from Reinvestment of Distributions                         --              --                  --               --
  Payment for Shares Redeemed                                    (27,378)        (98,665)                 --               --
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    (23,360)        (68,162)            287,055          230,374
                                                        ----------------   -------------    ----------------   --------------

Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                             $        128,253   $    (262,119)   $        592,243   $      943,891
                                                        ================   =============    ================   ==============

Transactions in Shares of Each Class of
 the Funds Were as Follows:

CLASS A
  Sold                                                            44,948          42,387              25,531           39,538
  Issued in Reinvestment of Distributions                             --              --                  --               --
  Redeemed                                                       (23,518)        (77,487)             (2,516)            (141)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               21,430         (35,100)             23,015           39,397
                                                        ================   =============    ================   ==============

CLASS B
  Sold                                                             8,678           1,820              15,349           42,958
  Issued in Reinvestment of Distributions                             --              --                  --               --
  Redeemed                                                            (1)         (3,407)                 --             (378)
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                                8,677          (1,587)             15,349           42,580
                                                        ================   =============    ================   ==============

CLASS C
  Sold                                                               800           4,804              36,432           24,692
  Issued in Reinvestment of Distributions                             --              --                  --               --
  Redeemed                                                        (6,325)        (20,272)                 --               --
                                                        ----------------   -------------    ----------------   --------------
  Net Increase (Decrease) in Shares                               (5,525)        (15,468)             36,432           24,692
                                                        ================   =============    ================   ==============

--------------------------------------------------------------------------------

                                                                 Strong Advisor
                                                            Utilities and Energy Fund
                                                       -----------------------------------
                                                       Six Months Ended       Period Ended
                                                         June 30, 2003       Dec. 31, 2002
                                                       ----------------      -------------
                                                          (Unaudited)          (Note 1)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $      8,852,170      $   6,765,504
  Proceeds from Reinvestment of Distributions                    27,466              4,689
  Payment for Shares Redeemed                                  (405,481)          (108,685)
                                                       ----------------      -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 8,474,155          6,661,508

CLASS B
  Proceeds from Shares Sold                                      12,736            113,000
  Proceeds from Reinvestment of Distributions                        92                 31
  Payment for Shares Redeemed                                        --                 --
                                                       ----------------      -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    12,828            113,031

CLASS C
  Proceeds from Shares Sold                                      61,070            176,187
  Proceeds from Reinvestment of Distributions                       568                310
  Payment for Shares Redeemed                                        --                 --
                                                       ----------------      -------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                    61,638            176,497
                                                       ----------------      -------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $      8,548,621      $   6,951,036
                                                       ================      =============

Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                          926,703             689,582
  Issued in Reinvestment of Distributions                         2,867                 518
  Redeemed                                                      (44,396)            (12,430)
                                                       ----------------      --------------
  Net Increase (Decrease) in Shares                             885,174             677,670
                                                       ================      ==============

CLASS B
  Sold                                                            1,466              11,499
  Issued in Reinvestment of Distributions                            10                   3
  Redeemed                                                           --                  --
                                                       ----------------      --------------
  Net Increase (Decrease) in Shares                               1,476              11,502
                                                       ================      ==============

CLASS C
  Sold                                                            6,523              18,747
  Issued in Reinvestment of Distributions                            62                  34
  Redeemed                                                           --                  --
                                                       ----------------      --------------
  Net Increase (Decrease) in Shares                               6,585              18,781
                                                       ================      ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                                Strong Advisor Large Company Core Fund
                                                       -------------------------------------------------------
                                                       Six Months Ended      Period Ended         Year Ended
                                                        June 30, 2003        Dec. 31, 2002      Sept. 30, 2002
                                                       ----------------      -------------      --------------
                                                         (Unaudited)
Capital Share Transactions of Each Class of
 Shares of the Fund Were as Follows:

CLASS A
  Proceeds from Shares Sold                            $     28,621,356      $   2,892,737      $    3,325,537
  Proceeds from Reinvestment of Distributions                    19,287              5,268             138,369
  Payment for Shares Redeemed                                (1,916,020)          (832,881)           (484,661)
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                26,724,623          2,065,124           2,979,245

CLASS B
  Proceeds from Shares Sold                                   3,609,929            391,098             100,000
  Proceeds from Reinvestment of Distributions                       104                 --                  --
  Payment for Shares Redeemed                                  (149,993)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 3,460,040            391,098             100,000

CLASS C
  Proceeds from Shares Sold                                   3,066,936            385,146             100,000
  Proceeds from Reinvestment of Distributions                        --                 69                  --
  Payment for Shares Redeemed                                  (197,743)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                 2,869,193            385,215             100,000

CLASS K
  Proceeds from Shares Sold                                  17,702,330                 --             100,000
  Proceeds from Reinvestment of Distributions                    45,728                 --                  --
  Payment for Shares Redeemed                                (1,151,188)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Net Assets from
   Capital Share Transactions                                16,596,870                 --             100,000
                                                       ----------------      -------------      --------------
Net Increase (Decrease) in Net Assets from
 Capital Share Transactions                            $     49,650,726      $   2,841,437      $    3,279,245
                                                       ================      =============      ==============

--------------------------------------------------------------------------------

                                                                Strong Advisor Large Company Core Fund
                                                       -------------------------------------------------------
                                                       Six Months Ended      Period Ended         Year Ended
                                                        June 30, 2003        Dec. 31, 2002      Sept. 30, 2002
                                                       ----------------      -------------      --------------
                                                         (Unaudited)
Transactions in Shares of Each Class of
 the Fund Were as Follows:

CLASS A
  Sold                                                        3,138,139            322,256             359,651
  Issued in Reinvestment of Distributions                         2,117                599              13,573
  Redeemed                                                     (213,083)           (93,720)            (50,178)
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                           2,927,173            229,135             323,046
                                                       ================      =============      ==============
CLASS B
  Sold                                                          400,595             43,625              12,173
  Issued in Reinvestment of Distributions                            12                 --                  --
  Redeemed                                                      (15,641)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                             384,966             43,625              12,173
                                                       ================      =============      ==============

CLASS C
  Sold                                                          333,620             42,953              12,173
  Issued in Reinvestment of Distributions                            --                  8                  --
  Redeemed                                                      (20,338)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                             313,282             42,961              12,173
                                                       ================      =============      ==============

CLASS K
  Sold                                                        1,978,583                  7              12,173
  Issued in Reinvestment of Distributions                         5,065                 --                  --
  Redeemed                                                     (128,881)                --                  --
                                                       ----------------      -------------      --------------
  Net Increase (Decrease) in Shares                           1,854,767                  7              12,173
                                                       ================      =============      ==============

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

9.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                                                 Net Unrealized
                                                                              Gross              Gross           Appreciation/
                                                            Cost of         Unrealized         Unrealized        (Depreciation)
                                                          Investments      Appreciation       Depreciation       on Investments
                                                       ----------------   ---------------   ---------------     ---------------
     Strong Advisor Common Stock Fund                  $  1,481,088,915   $   290,327,594   $   (64,887,397)    $   225,440,197
     Strong Advisor Mid Cap Growth Fund                      81,079,250        14,001,509          (229,100)         13,772,409
     Strong Advisor Small Cap Value Fund                  1,329,835,250       250,951,188       (78,012,700)        172,938,488
     Strong Advisor U.S. Value Fund                         215,432,671        26,402,018        (6,329,830)         20,072,188
     Strong Advisor Endeavor Large Cap Fund                  32,228,446         3,231,046          (354,857)          2,876,189
     Strong Advisor Focus Fund                                3,304,002           398,194           (11,145)            387,049
     Strong Advisor International Core Fund                   1,077,139            88,128           (14,018)             74,110
     Strong Advisor Select Fund                              66,737,149         6,722,592          (660,834)          6,061,758
     Strong Advisor Technology Fund                           1,893,333           344,025          (138,302)            205,723
     Strong Advisor U.S. Small/Mid Cap Growth Fund            1,291,261           356,491           (17,639)            338,852
     Strong Advisor Utilities and Energy Fund                14,976,846           955,025           (35,104)            919,921
     Strong Advisor Large Company Core Fund                  59,740,389         4,157,261          (410,683)          3,746,578

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002, and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                                      Net Capital      Post-
                                                          Loss        October
                                                       Carryovers     Losses
                                                     -------------  -----------
     Strong Advisor Common Stock Fund                $ 163,553,251  $        --
     Strong Advisor Mid Cap Growth Fund                126,755,765      422,205
     Strong Advisor Small Cap Value Fund                 8,884,388    5,125,978
     Strong Advisor U.S. Value Fund                     14,903,875           --
     Strong Advisor Endeavor Large Cap Fund              8,704,961       54,871
     Strong Advisor Focus Fund                           4,618,400       25,268
     Strong Advisor International Core Fund                 22,212        5,477
     Strong Advisor Select Fund                         12,400,183    1,377,101
     Strong Advisor Technology Fund                      1,113,701       83,821
     Strong Advisor U.S. Small/Mid Cap Growth Fund         142,262       25,893
     Strong Advisor Utilities and Energy Fund              528,144           --
     Strong Advisor Large Company Core Fund              1,015,803        3,039

10.  Special Meeting of Shareholders of Strong Advisor Mid Cap Growth Fund

     On August 1, 2003, the Strong Advisor Mid Cap Growth Fund's and Strong Growth Fund's Board of Directors approved the reorganization of the Strong Advisor Mid Cap Growth Fund into the Strong Growth Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Advisor Mid Cap Growth Fund is closed to new investors.

11.  Special Meeting of Shareholders of Strong Multi Cap Value Fund

     On August 1, 2003, the Strong Multi Cap Value Fund's and Strong Advisor Small Cap Value Fund's Board of Directors approved the reorganization of the Strong Multi Cap Value Fund into the Strong Advisor Small Cap Value Fund, subject to shareholder approval at a meeting scheduled for October 31, 2003. Effective after the close of the market on August 22, 2003 the Strong Multi Cap Value Fund is closed to new investors.

12.  Special Meeting of Shareholders of Strong Advisor U.S. Value Fund

     On August 1, 2003, the Board of Directors of the Strong Advisor U.S. Value Fund met and approved a subadvisory agreement between Matrix Asset Advisors, Inc. and Strong Capital Management, Inc., subject to shareholder approval at a meeting scheduled for October 31, 2003. The subadvisory agreement, if approved by shareholders, would be effective November 3, 2003.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     15.87       $     19.71       $     20.15       $     18.90

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.04)            (0.08)/(e)/       (0.04)            (0.00)/(f)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.69             (3.76)            (0.36)             1.28
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.65             (3.84)            (0.40)             1.28

Less Distributions:
  From Net Investment Income                            --                --                --             (0.03)
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)            (0.03)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     18.52       $     15.87       $     19.71       $     20.15
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +16.7%            -19.5%             -2.0%             +6.8%
  Net Assets, End of Period (In Millions)      $        61       $        46       $        28       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.6%*             1.6%              1.6%              1.6%*
  Ratio of Expenses to Average Net Assets              1.6%*             1.6%              1.6%              1.6%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (0.6%)*           (0.5%)            (0.5%)*           (0.2%)*
  Portfolio Turnover Rate/(h)/                        25.5%             64.9%             89.3%             95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     15.67       $     19.62       $     20.16       $     18.90

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.10)            (0.22)/(e)/       (0.09)            (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.65             (3.73)            (0.41)             1.28
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.55             (3.95)            (0.50)             1.27

Less Distributions:
  From Net Investment Income                            --                --                --             (0.01)
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)            (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     18.22       $     15.67       $     19.62       $     20.16
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +16.3%            -20.1%             -2.5%             +6.8%
  Net Assets, End of Period (In Millions)      $        31       $        24       $        16       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.4%*             2.4%              2.5%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.4%              2.3%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.4%)*           (1.3%)            (1.1%)*           (0.6%)*
  Portfolio Turnover Rate/(h)/                        25.5%             64.9%             89.3%             95.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f)  Amount calculated is less than $0.005.
(g)  Amount is less than $500,000.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR COMMON STOCK FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     15.68       $     19.62       $     20.16       $     18.90

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.11)            (0.22)/(e)/       (0.09)            (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.65             (3.72)            (0.41)             1.28
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.54             (3.94)            (0.50)             1.27

Less Distributions:
  From Net Investment Income                            --                --                --             (0.01)
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)            (0.01)
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     18.22       $     15.68       $     19.62       $     20.16
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +16.2%            -20.1%             -2.5%             +6.8%
  Net Assets, End of Period (In Millions)      $        28       $        23       $        15       $         0/(f)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.4%*             2.4%*             2.4%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.4%              2.2%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.4%)*           (1.3%)            (1.1%)*           (0.6%)*
  Portfolio Turnover Rate/(g)/                        25.5%             64.9%             89.3%             95.4%

STRONG ADVISOR COMMON STOCK FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                             Period Ended
                                            -------------------------------------------------------------------------------
                                             June 30,    Dec. 31,        Dec. 31,     Dec. 31,     Dec. 31,        Dec. 31,
Selected Per-Share Data/(a)/                 2003/(b)/     2002             2001         2000         1999           1998
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   15.97   $   19.78        $   20.16   $   25.21    $   21.06       $   21.02

Income From Investment Operations:
  Net Investment Income (Loss)                  (0.03)      (0.05)/(e)/      (0.02)       0.04        (0.01)           0.00/(h)/
  Net Realized and Unrealized Gains
   (Losses) on Investments                       2.71       (3.76)           (0.32)      (0.59)        8.19            1.36
---------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               2.68       (3.81)           (0.34)      (0.55)        8.18            1.36

Less Distributions:
  From Net Investment Income                       --          --               --       (0.04)          --              --
  From Net Realized Gains                          --          --            (0.04)      (4.46)       (4.03)          (1.32)
---------------------------------------------------------------------------------------------------------------------------
  Total Distributions                              --          --            (0.04)      (4.50)       (4.03)          (1.32)
---------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   18.65   $   15.97        $   19.78   $   20.16    $   25.21       $   21.06
===========================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------
  Total Return                                  +16.8%      -19.3%            -1.7%       -1.2%       +40.4%           +6.6%
  Net Assets, End of Period (In Millions)   $   1,511   $   1,363        $   1,703   $   1,719    $   1,733       $   1,440
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                         1.4%*       1.3%             1.3%        1.2%         1.2%            1.2%
  Ratio of Expenses to Average Net Assets         1.4%*       1.3%             1.3%        1.2%         1.2%            1.2%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                         (0.4%)*     (0.3%)           (0.1%)       0.2%        (0.1%)           0.0%/(h)/
  Portfolio Turnover Rate/(g)/                   25.5%       64.9%            89.3%       95.4%        80.1%          102.6%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.233 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(h)  Amount calculated is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      8.71       $     13.95       $     20.22       $     17.71

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.07)            (0.14)/(e)/       (0.22)/(e)/       (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.89             (5.10)            (6.05)             2.52
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.82             (5.24)            (6.27)             2.51

Less Distributions:
  From Net Investment Income                            --                --                --                --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     10.53       $      8.71       $     13.95       $     20.22
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +20.9%            -37.6%            -31.0%            +14.2%
  Net Assets, End of Period (In Millions)      $         9       $         6       $         7       $         1
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.6%*             1.6%              1.8%              1.7%*
  Ratio of Expenses to Average Net Assets              1.6%*             1.6%              1.8%              1.7%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.3%)*           (1.3%)            (1.4%)            (1.3%)*
  Portfolio Turnover Rate/(f)/                       160.1%            526.6%            650.0%            683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      8.59       $     13.89       $     20.21       $     17.71

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.10)            (0.23)/(e)/       (0.28)/(e)/       (0.02)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.85             (5.07)            (6.04)             2.52
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.75             (5.30)            (6.32)             2.50

Less Distributions:
  From Net Investment Income                            --                --                --                --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     10.34       $      8.59       $     13.89       $     20.21
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +20.4%            -38.2%            -31.3%            +14.1%
  Net Assets, End of Period (In Millions)      $         3       $         2       $         3       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.6%*             2.6%              2.9%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.5%              2.3%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (2.1%)*           (2.2%)            (1.9%)            (1.6%)*
  Portfolio Turnover Rate/(f)/                       160.1%            526.6%            650.0%            683.7%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)(d)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      8.59       $     13.88       $     20.20       $     17.71

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.10)            (0.23)/(e)/       (0.28)/(e)/       (0.02)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.85             (5.06)            (6.04)             2.51
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.75             (5.29)            (6.32)             2.49

Less Distributions:
  From Net Investment Income                            --                --                --                --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     10.34       $      8.59       $     13.88       $     20.20
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +20.4%            -38.1%            -31.3%            +14.1%
  Net Assets, End of Period (In Millions)      $         1       $        1       $         1        $         0/(f)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.6%*             2.5%              2.8%              2.0%*
  Ratio of Expenses to Average Net Assets              2.4%*             2.4%              2.3%              2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (2.1%)*           (2.2%)            (1.9%)            (1.6%)*
  Portfolio Turnover Rate/(g)/                       160.1%            526.6%            650.0%            683.7%

STRONG ADVISOR MID CAP GROWTH FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                              Period Ended
                                               --------------------------------------------------------------------------------
                                                June 30,      Dec. 31,        Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31
Selected Per-Share Data/(a)/                    2003/(b)/       2002            2001         2000         1999           1998
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $    8.70     $  13.97        $    20.21   $  23.25     $   13.03      $   11.38

Income From Investment Operations:
  Net Investment Income (Loss)                     (0.07)       (0.16)/(e)/       (0.19)     (0.15)        (0.12)         (0.12)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   1.87        (5.11)            (6.05)     (1.90)        12.08           1.77
-------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  1.80        (5.27)            (6.24)     (2.05)        11.96           1.65

Less Distributions:
  From Net Realized Gains                             --           --                --      (0.99)        (1.74)            --
-------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 --           --                --      (0.99)        (1.74)            --
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   10.50     $   8.70        $    13.97   $  20.21     $   23.25      $   13.03
===============================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +20.7%       -37.7%            -30.9%      -8.6%        +92.0%         +14.5%
  Net Assets, End of Period (In Millions)      $      79     $     65        $      128   $    185     $      65      $      19
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            1.9%*        1.8%              1.6%       1.4%          1.6%           1.7%
  Ratio of Expenses to Average Net Assets            1.8%*        1.8%              1.6%       1.3%          1.6%           1.7%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                               (1.5%)*      (1.5%)            (1.2%)     (0.9%)        (1.1%)         (0.9%)
  Portfolio Turnover Rate/(g)/                     160.1%       526.6%            650.0%     683.7%        681.0%         206.9%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.053 for 1.000 share split which occurred on March 8, 2001.
(e)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001           2000/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     18.92       $     20.17       $     17.17       $     15.36

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.08)              0.3/(d)/        (0.14)/(d)/       (0.00)/(e)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.77             (1.28)             3.18              1.81
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.69             (1.25)             3.04              1.81

Less Distributions:
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     21.61       $     18.92       $     20.17       $     17.17
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +14.2%             -6.2%            +17.7%            +11.8%
  Net Assets, End of Period (In Millions)      $       449       $      335        $       169       $         1
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.6%*             1.6%              1.6%              1.6%*
  Ratio of Expenses to Average Net Assets              1.5%*             1.6%              1.6%              1.6%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (0.9%)*            0.1%             (0.7%)            (0.8%)*
  Portfolio Turnover Rate/(f)/                        16.9%             28.2%             42.0%             60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/           2002               2001          2000/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     18.66       $     20.05       $     17.16       $     15.36

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.15)            (0.14)/(d)/       (0.25)/(d)/       (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.71             (1.25)             3.18              1.81
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.56             (1.39)             2.93              1.80

Less Distributions:
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     21.22       $     18.66       $     20.05       $     17.16
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +13.7%             -6.9%            +17.1%            +11.7%
  Net Assets, End of Period (In Millions)      $        94       $       76        $        40       $         0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.3%*             2.4%              2.5%              2.0%*
  Ratio of Expenses to Average Net Assets              2.3%*             2.4%              2.3%              1.8%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.7%)*           (0.7%)            (1.4%)            (0.8%)*
  Portfolio Turnover Rate/(f)/                        16.9%             28.2%             42.0%             60.3%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount calculated is less than $0.005.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               -----------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/          2002               2001           2000/(c)/
----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     18.68       $     20.07       $     17.17       $     15.36

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.15)            (0.13)/(d)/       (0.24)/(d)/       (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     2.73             (1.26)             3.18              1.82
----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    2.58             (1.39)            (2.94)             1.81

Less Distributions:
  From Net Realized Gains                               --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --             (0.04)               --
----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     21.26       $     18.68       $     20.07       $     17.17
================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------
  Total Return                                       +13.8%             -6.9%            +17.1%            +11.8%
  Net Assets, End of Period (In Millions)      $       125       $        98       $        38       $         0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.3%*             2.4%              2.4%              2.0%*
  Ratio of Expenses to Average Net Assets              2.3%*             2.4%              2.2%              1.8%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.6%)*           (0.6%)            (1.4%)            (0.7%)*
  Portfolio Turnover Rate/(f)/                        16.9%             28.2%             42.0%             60.3%

STRONG ADVISOR SMALL CAP VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                               Period Ended
                                               ---------------------------------------------------------------------------------
                                                 June 30,    Dec. 31,        Dec. 31,       Dec. 31,        Dec. 31,    Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/     2002            2001           2000            1999        1998
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $   18.98    $  20.22       $    17.17     $    13.59       $   10.61    $   10.00

Income From Investment Operations:
  Net Investment Income (Loss)                     (0.07)      (0.04)/(d)/      (0.08)          0.00/(g)/      (0.08)       (0.07)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                   2.79       (1.28)            3.17           3.58            3.06         0.68
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  2.72       (1.24)           (3.09)          3.58            2.98         0.61

Less Distributions:
  From Net Realized Gains                             --          --            (0.04)            --              --           --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                 --          --            (0.04)            --              --           --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $   21.70    $  18.98       $    20.22     $    17.17       $   13.59    $   10.61
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                     +14.3%       -6.1%           +18.0%         +26.3%          +28.1%        +6.1%
  Net Assets, End of Period (In Millions)      $     830    $    659       $      541     $      249       $      45    $      24
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            1.4%*       1.5%             1.4%           1.4%            1.7%         1.9%
  Ratio of Expenses to Average Net Assets            1.4%*       1.5%             1.4%           1.4%            1.7%         1.9%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                               (0.7%)*      0.2%            (0.5%)          0.0%/(g)/     (1.0%)        (1.0%)
  Portfolio Turnover Rate/(f)/                      16.9%       28.2%            42.0%          60.3%          95.5%        121.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  Calculated amount is less than $0.005 or 0.05%.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/           2002              2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     13.66       $     17.83       $     20.65       $      19.99

Income From Investment Operations:
  Net Investment Income (Loss)                        0.06              0.12/(f)/         0.05               0.00/(e)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.53             (2.77)            (2.56)              0.68
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.59             (2.65)            (2.51)              0.68

Less Distributions:
  From Net Investment Income                         (0.07)            (0.16)            (0.06)             (0.02)
  From Net Realized Gains                               --             (1.36)            (0.25)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.07)            (1.52)            (0.31)             (0.02)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     15.18       $     13.66       $     17.83       $      20.65
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +11.6%            -16.3%            -12.2%              +3.4%
  Net Assets, End of Period (In Millions)      $         3       $         3       $         3       $          0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              1.4%*             1.3%              1.8%               1.3%*
  Ratio of Expenses to Average Net Assets              1.4%*             1.3%              1.8%               1.3%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  0.9%*             0.9%              0.1%               0.1%*
  Portfolio Turnover Rate/(h)/                        32.7%             89.8%            116.1%              14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/           2002              2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     13.67       $     17.81       $     20.66       $      19.99

Income From Investment Operations:
  Net Investment Income (Loss)                        0.01              0.02/(f)/        (0.00)/(e)/        (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.52             (2.78)            (2.60)              0.69
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.53             (2.76)            (2.60)              0.68

Less Distributions:
  From Net Investment Income                         (0.01)            (0.02)               --              (0.01)
  From Net Realized Gains                               --             (1.36)            (0.25)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.01)            (1.38)            (0.25)             (0.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     15.19       $     13.67       $     17.81       $      20.66
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +11.2%            -17.0%            -12.6%              +3.4%
  Net Assets, End of Period (In Millions)      $         4       $         3       $         2       $          0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.2%*             2.2%              2.9%               2.0%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.1%              2.3%               2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  0.2%*             0.1%             (0.4%)             (0.5%)*
  Portfolio Turnover Rate/(h)/                        32.7%             89.8%            116.1%              14.4%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount calculated is less than $0.005.
(f)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(g)  Amount is less than $500,000.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                          Period Ended
                                               ------------------------------------------------------------------
                                                 June 30,          Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                     2003/(b)/           2002              2001          2000/(c)(d)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $     13.61       $     17.82       $     20.66       $      19.99

Income From Investment Operations:
  Net Investment Income (Loss)                        0.01              0.02/(f)/        (0.00)/(e)/        (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     1.52             (2.78)            (2.59)              0.69
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    1.53             (2.76)            (2.59)              0.68

Less Distributions:
  From Net Investment Income                         (0.01)            (0.09)               --              (0.01)
  From Net Realized Gains                               --             (1.36)            (0.25)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                (0.01)            (1.45)            (0.25)             (0.01)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $     15.13       $     13.61       $     17.82       $      20.66
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                       +11.3%            -17.1%            -12.6%              +3.4%
  Net Assets, End of Period (In Millions)      $         2       $         1       $         1       $          0/(g)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              2.3%*             2.2%              2.4%               2.0%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.2%              2.2%               2.0%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                  0.1%*             0.2%             (0.3%)             (0.5%)*
  Portfolio Turnover Rate/(h)/                        32.7%             89.8%            116.1%              14.4%

STRONG ADVISOR U.S. VALUE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                         Period Ended
                                                                 -----------------------------
                                                                  June 30,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $     13.56       $     17.87

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.09              0.22/(f)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                       1.52             (2.81)
----------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.61             (2.59)

Less Distributions:
  From Net Investment Income                                           (0.09)            (0.36)
  From Net Realized Gains                                                 --             (1.36)
----------------------------------------------------------------------------------------------
  Total Distributions                                                  (0.09)            (1.72)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $     15.08       $     13.56
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
  Total Return                                                         +11.9%            -16.0%
  Net Assets, End of Period (In Millions)                        $        14       $        11
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                                1.1%*             1.1%
  Ratio of Expenses to Average Net Assets                                1.0%*             1.0%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                                                 1.4%*             1.6%
  Portfolio Turnover Rate/(h)/                                          32.7%             89.8%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d) Per share data reflects a 1.023 for 1.000 share split which occurred on March 8, 2001.
(e)  Amount calculated is less than $0.005.
(f)  Net investment income (loss) per share represents new investment income
     (loss) divided by average shares outstanding throughout the year.
(g)  Amount is less than $500,000.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. VALUE FUND -- CLASS Z
--------------------------------------------------------------------------------

                                                                             Period Ended
                                            ---------------------------------------------------------------------------------------
                                            June 30,     Dec. 31,      Dec. 31,      Dec. 31,     Oct. 31,    Oct. 31,     Oct. 31,
Selected Per-Share Data/(a)/                2003/(b)/      2002          2001       2000/(c)/       2000        1999         1998
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $   13.74    $  17.87      $  20.65    $    21.63    $   20.58    $  17.20    $   15.84

Income From Investment Operations:
  Net Investment Income (Loss)                   0.04        0.05/(d)/     0.11          0.03         0.05        0.06         0.11
  Net Realized and Unrealized Gains
   (Losses) on Investments                       1.54       (2.79)        (2.53)        (0.52)        1.53        3.39         2.05
-----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations               1.58       (2.74)        (2.42)        (0.49)        1.58        3.45         2.16

Less Distributions:
  From Net Investment Income                    (0.04)      (0.03)        (0.11)        (0.03)       (0.05)      (0.07)       (0.11)
  From Net Realized Gains                          --       (1.36)        (0.25)        (0.46)       (0.48)         --        (0.69)
-----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                           (0.04)      (1.39)        (0.36)        (0.49)       (0.53)      (0.07)       (0.80)
-----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $   15.28    $  13.74      $  17.87    $    20.65    $   21.63    $  20.58    $   17.20
===================================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                  +11.5%      -16.9%        -11.7%         -2.2%        +7.7%      +20.1%       +14.2%
  Net Assets, End of Period (In Millions)   $     197    $    197      $    186    $      251    $     252    $    182    $     171
  Ratio of Expenses to Average Net Assets         1.8%*       1.9%          1.2%          1.1%*        1.0%        1.1%         1.1%
   before Expense Offsets
  Ratio of Expenses to Average Net Assets         1.8%*       1.9%          1.2%          1.1%*        1.0%        1.1%         1.1%
  Ratio of Net Investment Income (Loss)
   to Average Net Assets                          0.6%*       0.3%          0.6%          0.8%*        0.3%        0.3%         0.7%
  Portfolio Turnover Rate/(e)/                   32.7%       89.8%        116.1%         14.4%        46.5%       32.3%        83.2%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,          Dec. 31,            Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/           2002             2001/(f)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      7.55       $     10.59       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.03)            (0.10)/(d)/        (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments             1.09             (2.94)              0.86/(g)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.06             (3.04)              0.85

Less Distributions:
  From Net Realized Gains                                                 --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      8.61       $      7.55       $      10.59
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +14.0%            -28.7%              +8.5%
  Net Assets, End of Period (In Millions)                        $        34       $        28       $         28
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               1.8%*             2.0%               2.4%*
  Ratio of Expenses to Average Net Assets                                1.7%*             2.0%               2.4%*
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                               (0.9%)*           (1.2%)             (1.1%)*
  Portfolio Turnover Rate/(e)/                                         119.5%            420.4%              54.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(f)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.
(g) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                   Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002           2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      7.51       $     10.57       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)            (0.12)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments             1.07             (2.94)              0.87/(e)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.02             (3.06)              0.83

Less Distributions:
  From Net Realized Gains                                                 --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      8.53       $      7.51       $      10.57
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +13.6%            -29.0%              +8.3%
  Net Assets, End of Period (In Millions)                        $         1       $         0/(f)/  $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               3.3%*             4.7%               2.7%*
  Ratio of Expenses to Average Net Assets                                2.5%*             2.2%               2.6%*
  Ratio of Net Investment Income (Loss) to Average Net
   Assets                                                               (1.6%)*           (1.4%)             (1.6%)*
  Portfolio Turnover Rate/(g)/                                         119.5%            420.4%              54.0%

STRONG ADVISOR ENDEAVOR LARGE CAP FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/           2002            2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      7.51       $     10.57       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)            (0.13)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses) on Investments             1.07             (2.93)              0.87/(e)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      1.02             (3.06)              0.83

Less Distributions:
  From Net Realized Gains                                                 --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --              (0.26)
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      8.53       $      7.51       $      10.57
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +13.6%            -29.0%              +8.3%
  Net Assets, End of Period (In Millions)                        $         0/(f)/  $         0/(f)/  $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               3.4%*             4.2%               2.7%*
  Ratio of Expenses to Average Net Assets                                2.5%*             2.3%               2.6%*
  Ratio of Net Investment Income (Loss) to Average Net Assets           (1.6%)*           (1.5%)             (1.6%)*
  Portfolio Turnover Rate/(g)/                                         119.5%            420.4%              54.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                         Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/            2002              2001            2000/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      4.79       $      6.62       $     10.26       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.03)            (0.10)/(d)/       (0.07)             (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     0.44             (1.73)            (3.57)              0.27
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.41             (1.83)            (3.64)              0.26

Less Distributions:
  From Net Investment Income                            --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $      5.20       $      4.79       $      6.62       $      10.26
=================================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------------------------
  Total Return                                        +8.6%            -27.6%            -35.5%              +2.6%
  Net Assets, End of Period (In Millions)      $         2       $         2       $         5       $          1
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              3.4%*             2.9%              3.4%               7.3%*
  Ratio of Expenses to Average Net Assets              1.5%*             2.1%              1.5%               2.4%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.2%)*           (1.7%)            (0.9%)             (1.0%)*
  Portfolio Turnover Rate/(f)/                       187.1%            350.1%            605.7%              45.1%

STRONG ADVISOR FOCUS FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                         Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/            2002              2001            2000/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      4.73       $      6.55       $     10.23       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.05)            (0.11)/(d)/       (0.08)             (0.01)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     0.43             (1.71)            (3.60)              0.24
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.38             (1.82)            (3.68)              0.23

Less Distributions:
  From Net Investment Income                            --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $      5.11       $      4.73       $      6.55       $      10.23
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                        +8.0%            -27.8%            -36.0%              +2.3%
  Net Assets, End of Period (In Millions)      $         1       $         1       $         2       $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              4.5%*             4.1%              4.6%               8.1%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.4%              2.4%               3.1%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.9%)*           (2.0%)             (1.7%)            (1.6%)*
  Portfolio Turnover Rate/(f)/                       187.1%            350.1%            605.7%              45.1%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents new investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR FOCUS FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                         Period Ended
                                               ------------------------------------------------------------------
                                                June 30,           Dec. 31,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                    2003/(b)/            2002              2001            2000/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period           $      4.73       $      6.55       $     10.23       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                       (0.05)            (0.11)/(d)/       (0.09)             (0.02)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                     0.43             (1.71)            (3.59)              0.25
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                    0.38             (1.82)            (3.68)              0.23

Less Distributions:
  From Net Investment Income                            --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                   --                --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                 $      5.11       $      4.73       $      6.55       $      10.23
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                        +8.0%            -27.8%            -36.0%              +2.3%
  Net Assets, End of Period (In Millions)      $         0/(e)/  $         0/(e)/  $         1       $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                              4.4%*             3.9%              4.3%               8.1%*
  Ratio of Expenses to Average Net Assets              2.2%*             2.4%              2.4%               4.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                 (1.9%)*           (2.0%)            (1.7%)             (2.7%)*
  Portfolio Turnover Rate/(f)/                       187.1%            350.1%            605.7%              45.1%

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002            2001/(g)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      8.84       $     10.41       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.08             (0.06)/(d)/        (0.03)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                       0.70             (1.51)              0.44
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.78             (1.57)              0.41

Less Distributions:
  From Net Investment Income                                              --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      9.62       $      8.84       $      10.41
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                          +8.8%            -15.1%              +4.1%
  Net Assets, End of Period (In Millions)                        $         0/(e)/  $         0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                                9.3%*            52.4%               2.2%*
  Ratio of Expenses to Average Net Assets                                0.2%*             2.2%               2.2%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                                    3.2%*            (0.6%)             (1.1%)*
 Portfolio Turnover Rate/(f)/                                           16.7%             46.9%               4.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,          Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/           2002             2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      8.82       $     10.40       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.10             (0.08)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                       0.68             (1.50)              0.44
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.78             (1.58)              0.40

Less Distributions:
  From Net Investment Income                                              --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      9.60       $      8.82       $      10.40
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                          +8.8%            -15.2%              +4.0%
  Net Assets, End of Period (In Millions)                        $         1       $         0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                               10.1%*            52.0%               3.0%*
  Ratio of Expenses to Average Net Assets                                0.4%*             2.4%               2.7%*
  Ratio of Net Investment Income (Loss) to
   Average  Net Assets                                                   3.0%*            (0.8%)             (1.6%)*
  Portfolio Turnover Rate/(f)/                                          16.7%             46.9%               4.0%

STRONG ADVISOR INTERNATIONAL CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002            2001/(c)/
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      8.82       $     10.40       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                          0.12             (0.06)/(d)/        (0.04)
  Net Realized and Unrealized Gains (Losses)
    on Investments                                                      0.65             (1.52)              0.44
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.77             (1.58)              0.40

Less Distributions:
  From Net Investment Income                                              --                --                 --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --                --                 --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      9.59      $       8.82       $      10.40
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                          +8.7%            -15.2%              +4.0%
  Net Assets, End of Period (In Millions)                        $         0/(e)/ $          0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                               10.4%*            52.5%               3.0%*
  Ratio of Expenses to Average Net Assets                                0.5%*             2.4%               2.7%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                                    2.8%*            (0.7%)             (1.6%)*
  Portfolio Turnover Rate/(f)/                                          16.7%             46.9%               4.0%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period from October 1, 2001 (public launch date) to December 31,
     2001.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                   June 30,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                                       2003/(b)/           2002              2001
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      6.10       $      7.99       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.03)            (0.07)/(c)/        (0.01)
  Net Realized and Unrealized Gains (Losses) on Investments             0.77             (1.81)             (2.00)/(d)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.74             (1.88)             (2.01)

Less Distributions:
  From Net Realized Gains                                                 --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      6.84       $      6.10       $       7.99
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +12.1%            -23.5%             -20.1%
  Net Assets, End of Period (In Millions)                        $        73       $        56       $         57
  Ratio of Expenses to Average Net Assets before Expense
   Offsets                                                               1.7%*             1.6%               4.4%
  Ratio of Expenses to Average Net Assets                                1.7%*             1.6%               1.7%
  Ratio of Net Investment Income (Loss) to Average Net Assets           (1.1%)*           (1.1%)             (0.8%)
  Portfolio Turnover Rate/(e)/                                         112.2%            437.3%             359.7%

STRONG ADVISOR SELECT FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                                  Period Ended
                                                                 ------------------------------------------------
                                                                  June 30,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                                      2003/(b)/            2002               2001
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                             $      6.02       $      7.94       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                         (0.05)            (0.12)(c)          (0.09)
  Net Realized and Unrealized Gains (Losses) on Investments             0.74             (1.79)             (1.97)/(d)/
-----------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                      0.69             (1.91)             (2.06)

Less Distributions:
  From Net Realized Gains                                                 --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     --             (0.01)                --
-----------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                   $      6.71       $      6.02       $       7.94
=================================================================================================================
Ratios and Supplemental Data
-----------------------------------------------------------------------------------------------------------------
  Total Return                                                         +11.5%            -24.0%             -20.6%
  Net Assets, End of Period (In Millions)                        $         0/(f)/  $         0/(f)/  $          0/(f)/
  Ratio of Expenses to Average Net Assets before
    Expense Offsets                                                      2.5%*             2.4%              12.4%
  Ratio of Expenses to Average Net Assets                                2.5%*             2.4%               2.5%
  Ratio of Net Investment Income (Loss) to Average
    Net Assets                                                          (1.8%)*           (1.9%)             (1.7%)
  Portfolio Turnover Rate/(e)/                                         112.2%            437.3%             359.7%

*    Calculated on an annual basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e) Calculated on the basis of the Fund as a while without distinguishing between the classes of shares issued.
(f)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR SELECT FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                     Period Ended
                                                  --------------------------------------------------
                                                    June 30,           Dec. 31,            Dec. 31,
Selected Per-Share Data/(a)/                        2003/(b)/            2002                2001
----------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       6.02       $       7.93       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                           (0.06)             (0.12)/(c)/        (0.10)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            0.76              (1.78)             (1.97)/(d)/
----------------------------------------------------------------------------------------------------
  Total from Investment Operations                        0.70              (1.90)             (2.07)

Less Distributions:
  From Net Realized Gains                                   --              (0.01)                --
----------------------------------------------------------------------------------------------------
  Total Distributions                                       --              (0.01)                --
----------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                    $       6.72       $       6.02       $       7.93
====================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------
  Total Return                                           +11.6%             -24.0%             -20.7%
  Net Assets, End of Period (In Millions)         $          0/(e)/  $          0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                         2.6%*              2.3%              12.8%
  Ratio of Expenses to Average Net Assets                  2.5%*              2.3%               2.5%
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                     (1.8%)*            (1.8%)             (1.7%)
  Portfolio Turnover Rate/(f)/                           112.2%             437.3%             359.7%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                             Period Ended
                                                  ------------------------------------------------------------------
                                                    June 30,           Dec. 31,          Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                        2003/(b)/            2002              2001           2000/(g)/
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period              $       4.24      $       7.22       $       9.27     $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                           (0.04)            (0.11)/(c)/        (0.05)           (0.05)
  Net Realized and Unrealized Gains (Losses) on
   Investments                                            1.41             (2.87)             (1.99)           (0.68)
--------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                        1.37             (2.98)             (2.04)           (0.73)

Less Distributions:
  From Net Realized Gains                                   --                --              (0.01)              --
--------------------------------------------------------------------------------------------------------------------
  Total Distributions                                       --                --              (0.01)              --
--------------------------------------------------------------------------------------------------------------------
  Net Asset Value, End of Period                  $       5.61      $       4.24       $       7.22     $       9.27
====================================================================================================================
  Ratios and Supplemental Data
--------------------------------------------------------------------------------------------------------------------
  Total Return                                           +32.3%            -41.3%             -22.0%            -7.3%
  Net Assets, End of Period (In Millions)         $          2      $          1       $          2     $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                         4.1%*             3.3%               7.0%            17.2%*
  Ratio of Expenses to Average Net Assets                  2.1%*             2.3%               1.6%             9.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                     (1.9%)*           (2.1%)             (1.0%)           (8.2%)*
  Portfolio Turnover Rate/(f)/                           114.1%            136.5%             157.9%            49.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Net investment income (loss) per share represents new investment income
     (loss) divided by average shares outstanding throughout the year.
(d) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of fund shares.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period from December 1, 2000 (public launch date) to December 31, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR TECHNOLOGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                         Period Ended
                                             ---------------------------------------------------------------------
                                               June 30,           Dec. 31,           Dec. 31,           Dec. 31,
Selected Per-Share Data/(a)/                   2003/(b)/            2002               2001             2000/(c)/
------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period         $       4.17       $       7.13       $       9.26       $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                      (0.04)             (0.11)/(d)/        (0.09)             (0.08)
  Net Realized and Unrealized Gains
   (Losses) on Investments                           1.40              (2.85)             (2.03)             (0.66)
------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                   1.36              (2.96)             (2.12)             (0.74)

Less Distributions:
  From Net Realized Gains                              --                 --              (0.01)                --
------------------------------------------------------------------------------------------------------------------
  Total Distributions                                  --                 --              (0.01)                --
------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period               $       5.53       $       4.17       $       7.13       $       9.26
==================================================================================================================
Ratios and Supplemental Data
------------------------------------------------------------------------------------------------------------------
  Total Return                                      +32.6%             -41.5%             -22.9%              -7.4%
  Net Assets, End of Period (In Millions)    $          0/(e)/  $          0/(e)/  $          0/(e)/  $          0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                             5.1%*              4.5%               9.3%              17.3%*
  Ratio of Expenses to Average Net Assets             2.1%*              2.4%               2.5%              11.1%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                (1.9%)*            (2.2%)             (1.9%)             (9.7%)*
  Portfolio Turnover Rate/(f)/                      114.1%             136.5%             157.9%              49.3%

STRONG ADVISOR TECHNOLOGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                              Period Ended
                                                   -------------------------------------------------------------------
                                                     June 30,            Dec. 31,          Dec. 31,          Dec. 31,
Selected Per-Share Data/(a)/                         2003/(b)/             2002              2001           2000/(c)/
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period               $       4.16       $       7.11       $       9.26     $      10.00

Income From Investment Operations:
  Net Investment Income (Loss)                            (0.04)             (0.12)/(d)/        (0.09)           (0.08)
  Net Realized and Unrealized Gains (Losses)
   on Investments                                          1.40              (2.83)             (2.05)           (0.66)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                         1.36              (2.95)             (2.14)           (0.74)

Less Distributions:
  From Net Realized Gains                                    --                 --              (0.01)              --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                        --                 --              (0.01)              --
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                     $       5.52       $       4.16       $       7.11     $       9.26
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                            +32.7%             -41.5%             -23.1%            -7.4%
  Net Assets, End of Period (In Millions)          $          0/(e)/  $          0/(e)/  $          1     $          0/(e)/
  Ratio of Expenses to Average Net Assets before
   Expense Offsets                                          5.0%*              4.2%               8.9%            17.3%*
  Ratio of Expenses to Average Net Assets                   2.1%*              2.5%               2.4%            11.1%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                      (1.9%)*            (2.2%)             (1.8%)           (9.7%)*
  Portfolio Turnover Rate/(f)/                            114.1%             136.5%             157.9%            49.3%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from December 1, 2000 (public launch date) to December 31, 2000.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           7.14    $          10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.07)              (0.14)/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  1.99               (2.72)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.92               (2.86)

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.06    $           7.14
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                    +26.9%              -28.6%
  Net Assets, End of Period (In Millions)              $              1    $              0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           8.4%*              14.1%*
  Ratio of Expenses to Average Net Assets                           2.4%*               2.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                              (2.4%)*             (2.4%)*
  Portfolio Turnover Rate/(f)/                                     67.1%               98.1%

STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           7.14    $          10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.08)              (0.14)/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  2.00               (2.72)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.92               (2.86)

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.06    $           7.14
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                    +26.9%              -28.6%
  Net Assets, End of Period (In Millions)              $              1    $              0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           9.2%*              14.9%*
  Ratio of Expenses to Average Net Assets                           2.5%*               2.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                              (2.4%)*             (2.4%)*
  Portfolio Turnover Rate/(f)/                                     67.1%               98.1%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from April 1, 2002 (public launch date) to December 31, 2002 (Note 1).
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR U.S. SMALL/MID CAP GROWTH FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           7.14    $          10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                    (0.06)              (0.13)/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  1.99               (2.73)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 1.93               (2.86)

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.07    $           7.14
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                    +27.0%              -28.6%
  Net Assets, End of Period (In Millions)              $              1    $              0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           9.6%*              15.3%*
  Ratio of Expenses to Average Net Assets                           2.5%*               2.5%*
  Ratio of Net Investment Income (Loss) to
   Average Net Assets                                              (2.4%)*             (2.4%)*
  Portfolio Turnover Rate/(f)/                                     67.1%               98.1%

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                       ------------------------------------
                                                           June 30,            Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/           2002/(g)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           9.02    $          10.00

Income From Investment Operations:
  Net Investment Income                                            0.07                0.08/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  0.81               (1.00)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.88               (0.92)

Less Distributions:
  From Net Investment Income                                      (0.07)              (0.06)
-------------------------------------------------------------------------------------------
  Total Distributions                                             (0.07)              (0.06)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.83    $           9.02
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                     +9.8%               -9.2%
  Net Assets, End of Period (In Millions)              $             15    $              6
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           1.8%*               2.2%*
  Ratio of Expenses to Average Net Assets                           1.8%*               2.2%*
  Ratio of Net Investment Income to Average
   Net Assets                                                       1.8%*               2.0%*
  Portfolio Turnover Rate/(f)/                                     67.5%               46.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from April 1, 2002 (public launch date) to December 31, 2002 (Note 1).
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(g) For the period From August 1, 2002 (public launch date) to December 31, 2002 (Note 1).

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                  Period Ended
                                                       ------------------------------------
                                                          June 30,              Dec. 31,
Selected Per-Share Data/(a)/                              2003/(b)/             2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           9.04       $       10.00

Income From Investment Operations:
  Net Investment Income                                            0.06                0.06(d)
  Net Realized and Unrealized Gains
   on Investments                                                  0.79               (1.00)
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.85               (0.94)

Less Distributions:
  From Net Investment Income                                      (0.04)              (0.02)
-------------------------------------------------------------------------------------------
  Total Distributions                                             (0.04)              (0.02)
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.85       $        9.04
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                     +9.5%               -9.4%
  Net Assets, End of Period (In Millions)              $              0/(e)/  $           0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           4.1%*               5.1%*
  Ratio of Expenses to Average Net Assets                           2.3%*               2.5%*
  Ratio of Net Investment Income to
   Average Net Assets                                               1.4%*               1.6%*
  Portfolio Turnover Rate/(f)/                                     67.5%               46.2%

STRONG ADVISOR UTILITIES AND ENERGY FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                       ------------------------------------
                                                           June 30,             Dec. 31,
Selected Per-Share Data/(a)/                               2003/(b)/            2002/(c)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           9.02       $       10.00

Income From Investment Operations:
  Net Investment Income (Loss)                                     0.05                0.05/(d)/
  Net Realized and Unrealized Gains (Losses)
   on Investments                                                  0.80               (0.99)
--------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.85               (0.94)

Less Distributions:
  From Net Investment Income                                      (0.04)              (0.04)
--------------------------------------------------------------------------------------------
  Total Distributions                                             (0.04)              (0.04)
--------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.83       $        9.02
============================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------------------
  Total Return                                                     +9.5%               -9.4%
  Net Assets, End of Period (In Millions)              $              0/(e)/  $           0/(e)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           3.4%*               5.3%*
  Ratio of Expenses to Average Net Assets                           2.4%*               2.5%*
  Ratio of Net Investment Income to Average
   Net Assets                                                       1.3%*               1.3%*
  Portfolio Turnover Rate/(f)/                                     67.5%               46.2%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c) For the period from August 1, 2002 (public launch date) to December 31, 2002 (Note 1).
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount is less than $500,000.
(f) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS A
--------------------------------------------------------------------------------

                                                                         Period Ended
                                            -------------------------------------------------------------------
                                              June 30,            Dec. 31,          Sep. 30,         Sep. 30,
Selected Per-Share Data/(a)/                 2003/(b)/           2002/(c)/          2002/(d)/          2001
---------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $       8.81       $       8.24       $       9.65     $      14.67

Income From Investment Operations:
  Net Investment Income                             0.00/(f)/          0.01/(g)/          0.07             0.12
  Net Realized and Unrealized Gains
   (Losses) on Investments                          0.86               0.57              (1.10)           (3.79)
---------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                  0.86               0.58              (1.03)           (3.67)

Less Distributions:
  From Net Investment Income                       (0.01)             (0.01)             (0.05)           (0.12)
  From Net Realized Gains                             --                 --              (0.33)           (1.23)
---------------------------------------------------------------------------------------------------------------
  Total Distributions                              (0.01)             (0.01)             (0.38)           (1.35)
---------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $       9.66       $       8.81       $       8.24     $       9.65
===============================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------
  Total Return/(f)/                                 +9.8%              +7.0%             -11.5%           -26.4%
  Net Assets, End of Period (In Millions)   $         38       $          9       $          6     $          4
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            1.9%*              3.1%*              3.7%             4.7%
  Ratio of Expenses to Average Net Assets            1.5%*              1.5%*              1.5%             1.5%
  Ratio of Net Investment Income to
   Average Net Assets                                0.3%*              0.1%*              0.8%             1.0%
  Portfolio Turnover Rate/(h)/                      77.9%              36.4%             190.4%           221.6%


                                                               Period Ended
                                            --------------------------------------------------
                                               Sep. 30,           Sep. 30,           Sep. 30,
Selected Per-Share Data/(a)/                     2000               1999            1998/(e)/
----------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period        $      11.72       $       9.71       $      10.00

Income From Investment Operations:
  Net Investment Income                             0.14               0.09               0.14
  Net Realized and Unrealized Gains
   (Losses) on Investments                          3.26               2.03              (0.29)
----------------------------------------------------------------------------------------------
  Total from Investment Operations                  3.40               2.12              (0.15)

Less Distributions:
  From Net Investment Income                       (0.14)             (0.11)             (0.14)
  From Net Realized Gains                          (0.31)                --                 --
----------------------------------------------------------------------------------------------
  Total Distributions                              (0.45)             (0.11)             (0.14)
----------------------------------------------------------------------------------------------
Net Asset Value, End of Period              $      14.67       $      11.72       $       9.71
==============================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------
  Total Return/(f)/                                +29.5%             +21.9%              -1.6%
  Net Assets, End of Period (In Millions)   $          5       $          3       $          2
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                            3.8%               4.6%               8.5%*
  Ratio of Expenses to Average Net Assets            1.5%               1.5%               1.5%*
  Ratio of Net Investment Income to
   Average Net Assets                                1.1%               0.8%               1.8%*
  Portfolio Turnover Rate/(h)/                     142.7%             113.4%              98.1%

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS B
--------------------------------------------------------------------------------

                                                                    Period Ended
                                                       ------------------------------------
                                                            June 30,            Dec. 31,
Selected Per-Share Data/(a)/                                2003/(b)/          2002/(i)/
-------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                   $           8.79    $           8.21

Income From Investment Operations:
  Net Investment Income                                           (0.02)              (0.02)/(g)/
  Net Realized and Unrealized Gains
   on Investments                                                  0.83                0.60
-------------------------------------------------------------------------------------------
  Total from Investment Operations                                 0.81                0.58

Less Distributions:
  From Net Investment Income                                         --                  --
-------------------------------------------------------------------------------------------
  Total Distributions                                                --                  --
-------------------------------------------------------------------------------------------
Net Asset Value, End of Period                         $           9.60    $           8.79
===========================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------
  Total Return                                                     +9.2%               +7.1%
  Net Assets, End of Period (In Millions)              $              4    $              0/(j)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                           2.6%*               4.2%*
  Ratio of Expenses to Average Net Assets                           2.4%*               2.5%*
  Ratio of Net Investment Income to Average
   Net Assets                                                      (0.7%)*             (0.2%)*
  Portfolio Turnover Rate/(h)/                                     77.9%               36.4%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2002, the Fund changed its fiscal year-end from September to December.
(d) Effective September 5, 2002 Strong Capital Management, Inc. assumed the investment advisory responsibilities from Rockhaven Asset Management, LLC.
(e) For the period from November 4, 1997 (public launch date) to September 30, 1998.
(f)  Amount calculated is less than $0.005.
(g)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(h) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(i)  For the period from October 1, 2002 (public launch date) to December 31,
     2002.
(j)  Amount is less than $500,000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS C
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                   ------------------------------
                                                                     June 30,          Dec. 31,
Selected Per-Share Data/(a)/                                         2003/(b)/         2002/(c)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       8.79      $       8.21

Income From Investment Operations:
  Net Investment Income (Loss)                                            (0.01)            (0.02)/(d)/
  Net Realized and Unrealized Gains (Losses)
-------------------------------------------------------------------------------------------------
   on Investments                                                          0.82              0.60
  Total from Investment Operations                                         0.81              0.58

Less Distributions:
  From Net Investment Income                                                 --             (0.00)/(e)/
-------------------------------------------------------------------------------------------------
  Total Distributions                                                        --             (0.00)/(e)/
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $       9.60      $       8.79
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
  Total Return                                                             +9.2%             +7.1%
  Net Assets, End of Period (In Millions)                          $          4      $          0/(f)/
  Ratio of Expenses to Average Net Assets
   before Expense Offsets                                                   2.6%*             4.2%*
  Ratio of Expenses to Average Net Assets                                   2.5%*             2.5%*
  Ratio of Net Investment Income to Average
   Net Assets                                                              (0.8%)*           (0.2%)*
  Portfolio Turnover Rate/(g)/                                             77.9%             36.4%

STRONG ADVISOR LARGE COMPANY CORE FUND -- CLASS K
--------------------------------------------------------------------------------

                                                                            Period Ended
                                                                   ------------------------------
                                                                    June 30,          Dec. 31,
Selected Per-Share Data/(a)/                                        2003/(b)/         2002/(c)/
-------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                               $       8.80      $       8.21

Income From Investment Operations:
  Net Investment Income                                                    0.04              0.02/(d)/
  Net Realized and Unrealized Losses on Investments                        0.86              0.59
-------------------------------------------------------------------------------------------------
  Total from Investment Operations                                         0.90              0.61

Less Distributions:
  From Net Investment Income                                              (0.03)            (0.02)
-------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.03)            (0.02)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                     $       9.67      $       8.80
=================================================================================================
Ratios and Supplemental Data
-------------------------------------------------------------------------------------------------
  Total Return                                                            +10.2%             +7.4%
  Net Assets, End of Period (In Millions)                          $         18      $          0/(f)/
  Ratio of Expenses to Average Net Assets before Expense Offsets            1.5%*             2.9%*
  Ratio of Expenses to Average Net Assets                                   1.0%*             1.0%*
  Ratio of Net Investment Income to Average Net Assets                      0.4%*             1.1%*
  Portfolio Turnover Rate/(g)/                                             77.9%             36.4%

*    Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  For the period from October 1, 2002 (public launch date) to December 31,
     2002.
(d)  Net investment income (loss) per share represents net investment income
     (loss) divided by average shares outstanding throughout the year.
(e)  Amount calculated is less than $0.005.
(f)  Amount is less than $500,000.
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

   Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors
  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers
  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor
  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor
  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian
  State Street Bank and Trust Company
  801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent
  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants
  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel
  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35733 08-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                                SADVEQY/WH2006 C

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                            International Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]

                     Strong Asia Pacific Fund

                         Strong Overseas Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                            International Equity

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Asia Pacific Fund ................................. 2
     Strong Overseas Fund ..................................... 4

Financial Information

     Schedules of Investments in Securities
          Strong Asia Pacific Fund ............................ 6
          Strong Overseas Fund ................................ 7
     Statements of Assets and Liabilities ..................... 9
     Statements of Operations .................................11
     Statements of Changes in Net Assets ......................13
     Notes to Financial Statements ............................15

Financial Highlights ..........................................21

Directors and Officers ........................................23

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Asia Pacific Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from companies located in Asia or the Pacific Basin (excluding the U.S.). The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. The manager may sell a holding when it no longer has these traits.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-93 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                       Lipper Pacific
               Asia Pacific                       Region Funds
                 Fund           MSCI AP*            Index*
Dec 93         $ 10,000         $ 10,000          $  10,000
Dec 94         $  9,473         $  8,772          $   9,475
Dec 95         $ 10,035         $  9,305          $   9,729
Dec 96         $ 10,246         $ 10,388          $   9,994
Dec 97         $  7,071         $  6,835          $   7,278
Dec 98         $  6,849         $  6,533          $   7,064
Dec 99         $ 13,426         $  9,789          $  12,597
Dec 00         $  8,466         $  6,855          $   8,179
Dec 01         $  7,407         $  6,691          $   6,716
Dec 02         $  6,831         $  6,349          $   6,154
Jun 03         $  7,857         $  7,254          $   6,685

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the first six months of 2003, the Fund posted very strong returns, outperforming both its broad-based benchmark, the MSCI AP Index and its peer-group average, as measured by the Lipper Pacific Region Funds Index. The Fund generated a year-to-date return of 15.02% compared to that of the MSCI AP Index, which generated a year-to-date return of 14.25% as of June 30, 2003.

Strong recovery in many Asian markets

In the first quarter of 2003, Asian markets were temporarily sidetracked from the recovery path they embarked upon last year. First the Iraq war created a level of geopolitical uncertainty, then the SARS outbreak put a damper on a wide range of economic activity. As the second quarter progressed, however, both of those negatives were subsiding. With those restraints taken off, the region's attractiveness again came to investors' attention.

As a result, Asian markets enjoyed one of their best quarters for some time in the second quarter of this year. Contributing further to the positive environment was the weaker U.S. dollar--and hence, firmer Asian currencies. This allowed interest rates in the region to decline further, boosting both consumer sentiment and spending. Improved consumer activity was evident in property purchases in Thailand and automobile purchases in Korea, China, and even India.

Signs of a turnaround in the long-depressed technology sector fed through into stock-price rebounds for a number of Asian technology companies. More generally, investor interest--both local and foreign--finally picked up from their previous very low levels. Turnover volumes on several Asian exchanges have recently increased substantially to the benefit of local financial companies.

U.S. investors have been somewhat slower to gain enthusiasm for the ongoing potential of Asian markets. Nonetheless, there were important signs toward the end of the period that U.S. interest in the region was at last reviving. Among Asian markets, Thailand, Indonesia, China, and the Philippines led the way over the six months, while Hong Kong and Japan lagged somewhat. Significantly, though, Japan began to show improvement toward the very end of the period.

Secondary markets were strongest

The Fund benefited from its exposure in Indonesia and Malaysia, and in particular to its large overweighting in Thailand, as compared to the MSCI AP Index. The Fund's focus on some of the smaller companies also helped performance, as they tended to outperform their larger counterparts.

A strategy that has helped the Fund in the past has been underweighting technology, allowing us to avoid much of the damage sustained by technology stocks over the past couple of years. In the recent period, however, we started shifting some assets back into technology as these stocks were bottoming out. As these stocks have begun to rebound, they have contributed positively to performance.

Our most significant change among our allocations to individual countries has been to greatly increase our exposure to Japan. After a long, difficult period, we believe the Japan market has considerable scope to recover. Many investors have learned to disregard or ignore the Japanese market in recent years, but we believe the country has meaningful potential to surprise investors on the upside. From a low of a little more than 10% of Fund assets, we have built our current Japanese exposure up to about a 22% position.

What's ahead for Asia

In our years of investing in Asian markets, we've seen that Asian market cycles tend to go in long waves--roughly ten years or more. So the long, difficult period we have recently seen in the region is part of a longer, historical trend.

This means that, though there have been brief, periodic rallies, the overall trend in Asia for about ten years now has been negative. As a result, these markets have already discounted an awful lot of bad news--and it appears that Asia may now have built itself a strong base, with significant room for further recovery.

Thank you very much for your investment in the Strong Asia Pacific Fund.

Anthony L.T. Cragg
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                   -5.81%

          3-year                   -9.79%

          5-year                    6.34%

          Since Fund Inception     -2.51%
          (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

     The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI AC (All Country) Asia Pacific Free ex Japan Index ("MSCI AP") Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific Region Funds Index is the average of the 30 largest funds in the Lipper Pacific Region Funds Category. These funds concentrate investments in equity securities with primary trading markets or operations concentrated in the western pacific basin region or single country within this region. Source of the MSCI AP index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund
--------------------------------------------------------------------------------

Effective March 28, 2003, the Strong Foreign MajorMarkets(SM) Fund and the Strong International Stock Fund were reorganized into the Strong Overseas Fund.

Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets. The managers apply a multidimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Stocks are sold from the Fund when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-98 to 6-30-03

                              [CHART APPEARS HERE]

                                                    Lipper
                The Strong       MSCI EAFE       International
               Overseas Fund      Index*         Funds Index*
Jun 98         $      10,000     $  10,000       $      10,000
Dec 98         $      10,460     $  10,351       $       9,728
Jun 99         $      12,240     $  10,762       $      10,400
Dec 99         $      20,530     $  13,142       $      13,409
Jun 00         $      19,040     $  12,608       $      12,857
Dec 00         $      13,660     $  11,280       $      11,435
Jun 01         $      11,980     $   9,632       $      10,002
Dec 01         $      11,044     $   8,861       $       9,225
Jun 02         $      10,485     $   8,718       $       9,273
Dec 02         $       8,837     $   7,449       $       7,949
Jun 03         $       9,590     $   8,154       $       8,679

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Strong Overseas Fund produced positive returns but underperformed its broad-based benchmark, the MSCI EAFE Index. The Fund generated a year-to-date return of 8.52% compared to the MSCI EAFE Index, which generated a year-to-date return of 9.47% as of June 30, 2003. The Fund's allocation among different countries (underweighting Japan and the U.K.) played a positive role in performance over the six months, as did the strength of the euro and Canadian dollar relative to the U.S. dollar.

The Fund's conservative positioning with respect to sectors, in particular its smaller exposure to the global financials area, was a positive factor in the Fund's performance in the first quarter of the year but proved a drawback in the second quarter when financial stocks posted a recovery.

The Fund's underweighting in technology stocks, as compared to the MSCI EAFE Index, also cut into performance as these stocks experienced strong gains in the second quarter.

A changing tone to global markets

At the beginning of the year, global stock markets continued on much the same path they had followed in 2002. Negative news with respect to global economic conditions, geopolitical tensions, and corporate earnings translated to negative sentiment among the world's investors and led to further drops in stock prices. Stock market declines were particularly sharp in the core European countries of Germany, France, and the Netherlands. Interest rate cuts by the European Central Bank came too late to stimulate economic activity in those countries, which were suffering from rising unemployment, falling export growth, and sluggish consumer spending. In the first quarter of 2003, few countries showed higher equity prices, and no global economic sector experienced positive returns.

The situation began to change near the end of the first quarter. Stock markets around the world took their cues from the United States as coalition forces began their attack against Saddam Hussein's regime. By the end of the second quarter, success in Iraq had combined with further interest rate cuts to increase optimism about the prospects for global economic recovery. As a result, the world's stock markets delivered their best quarterly performance in nearly five years and completed the six-month period in positive territory. The strongest-performing markets and sectors were those that had earlier been hit hardest.

Although the developed Asian markets were relatively resilient in the first quarter, they were laggards for the full six-month period. Japan's economy was constrained by domestic deflation, and selling from domestic and foreign institutions held back its equity markets. Other parts of Asia, particularly Hong Kong and China, were affected by the SARS scare and its dampening effect on consumer, industrial, and tourist activities.

Structuring the portfolio for the global environment

Our investment strategy for 2003 was focused on balancing the Fund between stocks with stable earnings prospects despite the subdued economic backdrop and those stocks whose prices already reflected reduced growth expectations, regardless of their country of origin.

We found relative stability in sectors such as consumer staples and energy. We increased the Fund's positions in leading consumer companies as valuations became more attractive in the first quarter. A number of companies in this sector have demonstrated over the years their ability to manage costs effectively and build market share in difficult times. We also retained several energy companies as top holdings. Perhaps surprisingly, the energy sector failed to outperform the international benchmark despite higher oil and gas prices, strong cash flows, and attractive dividend yields.

We added to our investments in the financials sector as the risk-reward balance improved based on attractive valuations and reasonable estimates. The Fund's overall exposure to the sector did, however, remain below the benchmark level. We increased positions in mining and natural resources stock, as they stood to benefit from rising metals and minerals prices in light of favorable supply/demand characteristics and supportive valuations.

Our outlook

In the short term, it is reasonable to expect some consolidation in stock markets following the recent explosive rally. For a more sustainable market recovery, real results must meet or exceed expectations for economic growth and corporate profitability. Thus, the biggest risk to global stock markets remains the broad nature of the struggling global economy. Lack of employment growth, de-leveraging of corporate balance sheets, shortfalls in pension fund reserves, and slow consumer and capital spending trends all put pressure on international economies.

Offsetting these negatives is the determination of political and banking leaders around the world to generate activity through easier fiscal and monetary policies. Lower interest rates, improving earnings growth, and a reduction in the perceived risk of investing given reduced geopolitical tensions may provide the impetus to move markets higher. In light of the conflicting forces at work, volatility is likely to remain a factor in global stock market action.

We thank you for your investment in the Strong Overseas Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Investor Class/1/
------------------------------------------
          1-year                   -8.54%

          3-year                  -20.44%

          5-year                   -0.83%

          Since Fund Inception     -0.83%
          (6-30-98)

Institutional Class/1/,/2/
------------------------------------------
          1-year                   -8.34%

          3-year                  -20.38%

          5-year                   -0.79%

          Since Fund Inception     -0.79%
          (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

     The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

/1/ From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Institutional Class shares prior to December 31, 2002, is based on the Fund's Investor Class shares' performance. Please contact a prospectus for information about all share classes.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG ASIA PACIFIC FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount       (Note 2)
------------------------------------------------------------------------------
Common Stocks 88.8%
Australia 4.9%
Billabong International, Ltd. (c)                       130,000   $    537,109
ION, Ltd.                                               240,000        322,992
Newcrest Mining, Ltd.                                   140,413        722,802
Santos, Ltd.                                            120,000        476,413
                                                                  ------------
                                                                     2,059,316
Bermuda 5.3%
Jardine Strategic Holdings, Ltd.                        255,000        703,800
Orient Overseas International, Ltd.                     430,000        578,987
Proview International Holdings, Ltd.                  3,000,000        396,250
Starlight International Holdings, Ltd.               24,500,000        559,239
                                                                  ------------
                                                                     2,238,276

Canada 1.0%
Ivanhoe Mines, Ltd. (b)                                 165,000        410,082

China 3.1%
Beijing Capital Land, Ltd. (b)                        1,800,000        334,697
The China Heartland Fund, Ltd. (b) (f)                   10,754         96,463
Hainan Meilan Airport Company, Ltd.                   1,550,000        730,466
Lianhua Supermarket Holdings, Ltd. (b)                  300,000        158,692
                                                                  ------------
                                                                     1,320,318

Hong Kong 7.1%
China Insurance International
 Holdings Company, Ltd.                               1,024,000        492,428
First Pacific Company, Ltd. (b)                       3,150,000        549,365
Hong Kong Exchanges & Clearing, Ltd.                    360,000        517,049
The Hongkong and Shanghai Hotels, Ltd.                1,055,000        476,895
iShares MSCI Hong Kong Index Fund                        71,000        541,730
PCCW, Ltd. (b)                                          665,921        412,032
                                                                  ------------
                                                                     2,989,499

India 4.8%
Bank Mandiri PT (b) (g)                               1,500,000        122,802
India Capital Fund Limited
 (Acquired 6/12/97 - 1/30/00;
 Cost $447,154) (b) (c) (f)                              30,792        318,389
Larsen & Toubro, Ltd.                                   118,000        623,598
Morgan Stanley India
 Investment Fund, Inc. (c)                               80,000        944,000
                                                                  ------------
                                                                     2,008,789

Indonesia 1.0%
Indonesian Satellite Corporation Tbk PT                 405,000        432,262

Japan 21.6%
Advantest Corporation                                    12,000        533,155
Bridgestone Corporation                                  40,000        544,513
iShares MSCI Japan Index Fund (b)                        50,000        363,500
Jafco Company, Ltd.                                      15,000        851,846
Kenwood Corporation (b)                                 180,000        508,101
Matsushita Electric Industrial Company, Ltd.             50,000        496,492
Mitsubishi Corporation                                   93,000        646,977
Mitsubishi Heavy Industries, Ltd.                       350,000        909,053
NEC Corporation (b)                                     120,000        601,303
Nippon Yusen Kabushiki Kaisha                           180,000        703,524
Nomura Holdings, Inc.                                    75,000        954,568
Takeda Chemical Industries, Ltd.                         18,000        665,943
Tokyo Broadcasting System, Inc.                          55,000        671,998
Toshiba Corporation                                     200,000        689,828
                                                                  ------------
                                                                     9,140,801

Malaysia 5.6%
Glomac BHD                                            1,110,000        490,801
IOI Corporation BHD                                     300,000        450,059
Resorts World BHD                                       200,000        515,857
SP Setia BHD                                            714,999        538,202
YTL Corporation BHD                                     365,000        384,261
                                                                  ------------
                                                                     2,379,180

Papua New Guinea 1.3%
Lihir Gold, Ltd.                                        620,000        542,357

Philippines 1.7%
Bank of the Philippine Islands                          813,000        700,337

Singapore 11.9%
ASE Test, Ltd. TDR (b)                                  625,000         65,198
Citiraya Industries, Ltd.                             1,500,000        502,784
City Developments, Ltd.                                 175,000        441,427
DBS Group Holdings, Ltd.                                100,000        585,161
Guocoland, Ltd.                                         980,000        556,755
Haw Par Corporation, Ltd.                               226,000        557,232
Lindeteves-Jacoberg, Ltd.                             1,000,000        542,552
SIA Engineering Company, Ltd.                           550,000        549,938
SembCorp Logistics, Ltd.                                360,000        384,502
Singapore Airlines, Ltd.                                 77,000        454,948
Singapore Telecommunications, Ltd. (b)                  450,000        386,036
                                                                  ------------
                                                                     5,026,533

South Korea 5.1%
HiSmarTech Company, Ltd.                                 38,700        300,460
iShares MSCI South Korea Index Fund (b)                  18,000        359,820
Samsung Corporation                                      54,000        322,915
Samsung Securities Company, Ltd. (b)                     30,000        727,387
Wooyoung Company, Ltd.                                  100,000        453,936
                                                                  ------------
                                                                     2,164,518

Taiwan 3.8%
iShares MSCI Taiwan Index Fund (b)                       40,000        357,600
Premier Image Technology Corporation                    380,000        589,105
Taiwan Semiconductor Manufacturing
 Company, Ltd. (b)                                      395,000        652,420
                                                                  ------------
                                                                     1,599,125

Thailand 8.5%
Banpu PCL                                               430,000        462,503
Delta Electronics PCL                                   980,000        669,717
Home Product Center PCL                              10,000,000        637,034
Land and Houses PCL                                   2,200,000        460,185
National Finance PCL                                  1,415,000        464,155
PTT Exploration and Production PCL                      120,000        459,235
Univentures PCL                                         685,000        451,836
                                                                  ------------
                                                                     3,604,665

United Kingdom 2.1%
Guinness Peat Group PLC                                 926,148        880,411
------------------------------------------------------------------------------
Total Common Stocks (Cost $34,246,640)                              37,496,469
------------------------------------------------------------------------------
Warrants 0.1%
Japan 0.1%
Sony Corporation, Expire 7/16/04 (f)                      3,400         22,950

Thailand 0.0%
Home Products, Inc., Expire 5/31/05 (f)               3,125,000              0
------------------------------------------------------------------------------
Total Warrants (Cost $311,100)                                          22,950
------------------------------------------------------------------------------
Short-Term Investments (a) 13.3%
United States
ING Bank Amsterdam Time Deposit                    $  5,600,000      5,600,000
U.S. Cayman Eurodollar Call Deposit                      31,196         31,196
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,631,196)                       5,631,196
------------------------------------------------------------------------------
Total Investments in Securities (Cost $40,188,936)
 102.2%                                                             43,150,615
Other Assets and Liabilities, Net (2.2%)                              (940,307)
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $ 42,210,308
==============================================================================

------------------------------------------------------------------------------
                              STRONG OVERSEAS FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount        (Note 2)
------------------------------------------------------------------------------
Common Stocks 94.8%
Australia 0.9%
BHP Billiton, Ltd.                                      201,222   $  1,169,876
BHP Steel, Ltd.                                          78,691        196,978
                                                                  ------------
                                                                     1,366,854

Belgium 1.5%
Fortis                                                  118,900      2,067,973

Bermuda 0.4%
Jardine Matheson Holdings, Ltd.                          97,400        599,010

Brazil 1.0%
Companhia Vale do Rio Doce Sponsored ADR                 48,700      1,444,442

Canada 5.0%
Bank of Nova Scotia                                      33,200      1,486,968
Encana Corporation                                       87,755      3,375,042
TransCanada Corporation                                 121,850      2,158,749
                                                                  ------------
                                                                     7,020,759

Denmark 1.5%
Danske Bank A/S                                         107,800      2,103,806

Finland 0.9%
UPM-Kymmene Oyj                                          88,600      1,287,206

France 13.3%
Accor SA                                                 51,500      1,866,074
Aventis SA                                               27,200      1,499,016
BNP Paribas SA                                           47,000      2,392,337
Essilor International SA                                 35,050      1,414,356
Groupe Danone                                            24,140      3,346,073
L'Oreal SA                                               34,725      2,452,572
Remy Cointreau                                            7,390        229,179
Thales SA                                                76,000      2,259,880
Total SA                                                 22,600      3,421,176
                                                                  ------------
                                                                    18,880,663

Germany 6.2%
Adidas-Salomon AG                                        15,940      1,364,182
E.On AG                                                  40,600      2,082,917
Medion AG                                                28,700      1,249,235
Puma AG                                                  18,550      1,837,208
Schering AG                                              32,500      1,587,730
Siemens AG                                               14,900        730,999
                                                                  ------------
                                                                     8,852,271

Hong Kong 2.5%
Hutchison Whampoa, Ltd.                                 314,600      1,916,300
Swire Pacific, Ltd. A Shares                            370,500      1,620,145
                                                                  ------------
                                                                     3,536,445

Ireland 2.2%
Bank of Ireland                                          63,400        769,401
Connemara Green Marble Quarries PLC
 (Acquired 11/21/96 - 6/20/97;
 Cost $635,000) (b) (c) (d) (f)                         254,000              0
Ryanair Holdings PLC ADR (b)                             51,000      2,289,900
                                                                  ------------
                                                                     3,059,301

Italy 5.9%
Credito Italiano SA                                     373,400      1,791,107
ENI Spa                                                 199,200      3,036,102
IntesaBCI Spa                                           619,100      1,994,022
Telecom Italia Spa                                      171,500      1,564,402
                                                                  ------------
                                                                     8,385,633

Japan 15.1%
Ajinomoto Company, Inc.                                 140,200      1,346,501
Canon, Inc.                                              70,200      3,230,349
East Japan Railway Company                                  418      1,864,139
Fuji Photo Film Company, Ltd.                            42,900      1,243,219
Honda Motor Company, Ltd.                                32,900      1,250,167
Komatsu, Ltd.                                           440,000      1,690,329
Lawson, Inc.                                             48,900      1,347,670
Mitsubishi Heavy Industries, Ltd.                       787,300      2,044,850
Nintendo Company, Ltd.                                   14,300      1,030,641
Nippon Telegraph & Telephone Corporation                    355      1,396,400
Sony Corporation                                         37,000      1,044,430
Tokyo Gas Company, Ltd.                                 629,600      1,814,030
Toyota Motor Corporation                                 81,850      2,125,885
                                                                  ------------
                                                                    21,428,610

Mexico 3.1%
America Movil SA de CV                                  919,000        873,815
Telefonos de Mexico SA de CV                          1,129,000      1,786,269
Wal-Mart de Mexico SA de CV                             570,500      1,700,477
                                                                  ------------
                                                                     4,360,561

Netherlands 3.8%
Koninklijke Philips Electronics
 NV Sponsored ADR - New York
 Registry Shares                                         79,700      1,523,067
Royal Dutch Petroleum Company -
 New York Shares                                         46,000      2,144,520
STMicroelectronics NV                                    68,100      1,430,405
STMicroelectronics NV - New York
 Registry Shares                                         13,500        280,665
                                                                  ------------
                                                                     5,378,657

Singapore 1.2%
DBS Group Holdings, Ltd.                                280,800      1,643,132

South Africa 1.1%
Gold Fields, Ltd. Sponsored ADR                         125,900      1,533,462

South Korea 1.9%
KT Corporation Sponsored ADR                             61,400      1,210,194
Samsung Electronics                                       4,805      1,428,622
                                                                  ------------
                                                                     2,638,816

Spain 3.7%
ACS, Actividades de Construccion y Servicios SA          52,800      2,256,336
Banco Santander Central Hispano SA                      151,100      1,326,173
Telefonica SA                                             3,458         40,215
Telefonica SA Sponsored ADR                              44,907      1,552,435
                                                                  ------------
                                                                     5,175,159

Sweden 3.9%
Autoliv, Inc.                                           152,800      4,122,750
Sandvik AB                                               55,800      1,463,641
                                                                  ------------
                                                                     5,586,391

Switzerland 5.0%
Nestle SA                                                 9,640      1,993,622
Novartis AG Sponsored ADR                                51,420      2,047,030
Swiss Reinsurance                                        30,900      1,715,905
Zurich Financial Services AG (b)                         11,000      1,314,465
                                                                  ------------
                                                                     7,071,022

United Kingdom 14.7%
Anglo American PLC                                      251,300      3,873,234
BP PLC Sponsored ADR                                     48,800      2,050,576
Boots Group PLC                                         112,240      1,204,708

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG OVERSEAS FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
------------------------------------------------------------------------------
Diageo PLC                                              117,600   $  1,259,319
Exel PLC                                                196,200      2,019,824
HSBC Holdings PLC                                        62,000        734,732
HSBC Holdings PLC (Hong Kong Regulated)                 113,400      1,345,135
Lloyds TSB Group PLC                                    193,300      1,376,502
Royal Bank of Scotland PLC                               84,400      2,374,737
Tesco PLC                                               715,400      2,596,048
Vodafone Group PLC                                      996,500      1,954,429
                                                                  ------------
                                                                    20,789,244
------------------------------------------------------------------------------
Total Common Stocks (Cost $129,218,862)                            134,209,417
------------------------------------------------------------------------------
Short-Term Investments (a) 4.4%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $6,241,230); Collateralized by
 United States Government &
 Agency Issues (e)                                 $  6,241,100      6,241,100
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,241,100)                       6,241,100
------------------------------------------------------------------------------
Total Investments in Securities (Cost $135,459,962) 99.2%          140,450,517
Other Assets and Liabilities, Net 0.8%                               1,193,438
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $141,643,955
==============================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  Restricted Security.
(d)  Affiliated issuer (See Note 9 of Notes to Financial Statements).
(e)  See Note 2(J) of Notes to Financial Statements.
(f)  Illiquid Security.
(g)  All or a portion of security is when-issued.

Percentages are stated as a percentage of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           (In Thousands, Except
                                                             Per Share Amounts)

                                                                      Strong
                                                                   Asia Pacific
                                                                       Fund
                                                                   ------------
Assets:
  Investments in Securities, at Value (Cost of $40,189)            $     43,151
  Receivable for Securities Sold                                            282
  Receivable for Fund Shares Sold                                           233
  Dividends and Interest Receivable                                          57
  Other Assets                                                              480
                                                                   ------------
  Total Assets                                                           44,203

Liabilities:
  Payable for Securities Purchased                                          124
  Payable for Fund Shares Redeemed                                        1,777
  Accrued Operating Expenses and Other Liabilities                           92
                                                                   ------------
  Total Liabilities                                                       1,993
                                                                   ------------
Net Assets                                                         $     42,210
                                                                   ============
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $     58,269
  Undistributed Net Investment Income (Loss)                                412
  Undistributed Net Realized Gain (Loss)                                (19,434)
  Net Unrealized Appreciation (Depreciation)                              2,963
                                                                   ------------
  Net Assets                                                       $     42,210
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)                  6,485

Net Asset Value Per Share                                          $       6.51
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           (In Thousands, Except
                                                                 as Noted)

                                                                      Strong
                                                                     Overseas
                                                                       Fund
                                                                   ------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $134,825)                        $    140,451
    Affiliated Issuers (Cost of $635)                                        --
  Receivable for Securities Sold                                            675
  Dividends and Interest Receivable                                         581
  Other Assets                                                               37
                                                                   ------------
  Total Assets                                                          141,744

Liabilities:
  Payable for Fund Shares Redeemed                                           14
  Accrued Operating Expenses and Other Liabilities                           86
                                                                   ------------
  Total Liabilities                                                         100
                                                                   ------------
Net Assets                                                         $    141,644
                                                                   ============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $    225,515
  Undistributed Net Investment Income (Loss)                              1,200
  Undistributed Net Realized Gain (Loss)                                (90,068)
  Net Unrealized Appreciation (Depreciation)                              4,997
                                                                   ------------
  Net Assets                                                       $    141,644
                                                                   ============
Investor Class ($ and shares in full)
  Net Assets                                                       $141,535,203
  Capital Shares Outstanding (Unlimited Number Authorized)           15,011,764

Net Asset Value Per Share                                          $       9.43
                                                                   ============

Institutional Class ($ and shares in full)
  Net Assets                                                       $    108,752
  Capital Shares Outstanding (Unlimited Number Authorized)               11,505

Net Asset Value Per Share                                          $       9.45
                                                                   ============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                      Strong
                                                                   Asia Pacific
                                                                       Fund
                                                                   ------------
Income:
  Dividends (net of foreign withholding taxes of $39)              $        503
  Interest                                                                   16
                                                                   ------------
  Total Income                                                              519

Expenses:
  Investment Advisory Fees                                                  135
  Administrative Fees                                                        54
  Custodian Fees                                                             52
  Shareholder Servicing Costs                                               130
  Reports to Shareholders                                                    36
  Professional Fees                                                           7
  Federal and State Registration Fees                                        15
  Other                                                                      33
                                                                   ------------
  Total Expenses before Expense Offsets                                     462
  Expense Offsets (Note 4)                                                 (113)
                                                                   ------------
  Expenses, Net                                                             349
                                                                   ------------
Net Investment Income (Loss)                                                170

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (1,183)
    Forward Foreign Currency Contracts                                     (268)
    Foreign Currencies                                                        5
                                                                   ------------
    Net Realized Gain (Loss)                                             (1,446)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                           6,669
    Forward Foreign Currency Contracts                                      244
    Foreign Currencies                                                        1
                                                                   ------------
    Net Change in Unrealized Appreciation/Depreciation                    6,914
                                                                   ------------
  Net Gain (Loss) on Investments                                          5,468
                                                                   ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations  $      5,638
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                      Strong
                                                                     Overseas
                                                                       Fund
                                                                   ------------
Income:
  Dividends (net of foreign withholding taxes of $236)             $      1,880
  Interest                                                                  118
                                                                   ------------
  Total Income                                                            1,998

Expenses (Note 4):
  Investment Advisory Fees                                                  406
  Administrative Fees                                                       163
  Custodian Fees                                                             19
  Shareholder Servicing Costs                                               397
  Reports to Shareholders                                                    65
  Professional Fees                                                          11
  Federal and State Registration Fees                                        15
  Other                                                                       7
                                                                   ------------
  Total Expenses before Expense Offsets                                   1,083
  Expense Offsets                                                          (285)
                                                                   ------------
  Expenses, Net                                                             798
                                                                   ------------
Net Investment Income (Loss)                                              1,200

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (4,935)
    Foreign Currencies                                                       14
                                                                   ------------
    Net Realized Gain (Loss)                                             (4,921)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                          16,823
    Foreign Currencies                                                        3
                                                                   ------------
    Net Change in Unrealized Appreciation/Depreciation                   16,826
                                                                   ------------
Net Gain (Loss) on Investments                                           11,905
                                                                   ------------
Net Increase (Decrease) in Net Assets Resulting from Operations    $     13,105
                                                                   ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        (In Thousands)

                                                                   Strong Asia Pacific Fund
                                                               ----------------------------------
                                                               Six Months Ended     Year Ended
                                                                 June 30, 2003     Dec. 31, 2002
                                                               ----------------    --------------
                                                                  (Unaudited)
Operations:
  Net Investment Income (Loss)                                 $            170    $         (273)
  Net Realized Gain (Loss)                                               (1,446)           (3,429)
  Net Change in Unrealized Appreciation/Depreciation                      6,914            (3,187)
                                                               ----------------    --------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                       5,638            (6,889)
Distributions from Net Investment Income                                     --              (398)
Capital Share Transactions:
  Proceeds from Shares Sold                                              34,486           316,302
  Proceeds from Reinvestment of Distributions                                --               382
  Proceeds from Redemption Fees                                             115                --
  Payment for Shares Redeemed                                           (55,487)         (290,085)
                                                               ----------------    --------------
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                                   (20,886)           26,599
                                                               ----------------    --------------
Total Increase (Decrease) in Net Assets                                 (15,248)           19,312
Net Assets:
  Beginning of Period                                                    57,458            38,146
                                                               ----------------    --------------
  End of Period                                                $         42,210    $       57,458
                                                               ================    ==============
  Undistributed Net Investment Income (Loss)                   $            412    $          242
Transactions in Shares of the Fund:
  Sold                                                                    5,946            47,853
  Issued in Reinvestment of Distributions                                    --                68
  Redeemed                                                               (9,608)          (43,946)
                                                               ----------------    --------------
  Net Increase (Decrease) in Shares of the Fund                          (3,662)            3,975
                                                               ================    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                                       Strong Overseas Fund
                                                               ----------------------------------
                                                               Six Months Ended     Year Ended
                                                                June 30, 2003      Dec. 31, 2002
                                                               ----------------    --------------
                                                                 (Unaudited)
Operations:
  Net Investment Income (Loss)                                 $          1,200    $          (65)
  Net Realized Gain (Loss)                                               (4,921)           (6,818)
  Net Change in Unrealized Appreciation/Depreciation                     16,826            (1,908)
                                                               ----------------    --------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                       13,105            (8,791)
Distributions from Net Investment Income                                     --                --
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                                    44,288            67,788
                                                               ----------------    --------------
Total Increase (Decrease) in Net Assets                                  57,393            58,997
Net Assets:
  Beginning of Period                                                    84,251            25,254
                                                               ----------------    --------------
  End of Period                                                $        141,644    $       84,251
                                                               ================    ==============
  Undistributed Net Investment Income (Loss)                   $          1,200    $           --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Asia Pacific Fund (a series of Strong Asia Pacific Fund, Inc.)
     - Strong Overseas Fund (a series of Strong International Equity Funds,
     Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public and Institutional Class shares are available only to investors that meet certain higher initial investment minimums. Strong Asia Pacific Fund offers Investor Class shares. Strong Overseas Fund offers Investor Class and Institutional Class shares. Shares outstanding prior to December 31, 2002 are designated as Investor Class shares. All classes differ principally in their respective shareholder servicing. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted and illiquid securities held at June 30, 2003 are as follows:

                                     Aggregate    Aggregate    Percent of
                                        Cost      Fair Value   Net Assets
                                     ---------    ----------   ----------
          Strong Asia Pacific Fund   $ 447,154    $  318,389          0.8%
          Strong Overseas Fund         635,000            --          0.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in Repurchase Agreements, Investment Funds, Government Obligations and/or Bank Obligations. At June 30, 2003, the Funds had no securities on loan.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

     (Q) Redemption Fees -- All share classes of Strong Asia Pacific Fund and Strong Overseas Fund held for less than 15 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Funds. The amount collected for the six months ended June 30, 2003 was $114,760 for Strong Asia Pacific Fund and $49,950 for Strong Overseas Fund.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 0.75%. The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above. Administration fees, which are established by terms of the administration agreement, are based on an annualized rate of 0.30% for Investor Class shares of Strong Asia Pacific Fund and Strong Overseas Fund, and 0.02% for Strong Overseas Fund - Institutional Class shares.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Asia Pacific Fund and Strong Overseas Fund Investor Class to keep Total Annual Operating Expenses at no more than 2.00% and 1.50%, respectively. These contracts may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004. Transfer agent and related service fees for Investor Class Shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agency fees and related services for the Institutional Class Shares are paid at an annual rate of 0.015% of the average daily net asset value of the class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003 is as follows:

                                   Payable to/
                                (Receivable from)
                                    Advisor or     Shareholder Servicing    Transfer Agency     Unaffiliated
                                  Administrator     and Other Expenses           Banking          Directors'
                                at June 30, 2003   Paid to Administrator    Charges/(Credits)       Fees
                                ----------------   ---------------------    -----------------   ------------
     Strong Asia Pacific Fund   $         25,467   $            130,832     $          1,410    $     1,232
     Strong Overseas Fund                 22,380                398,208                2,764          1,063

     At June 30, 2003, the Advisor owns 100.0% of Strong Overseas
     Institutional Class Shares.

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                 Administrative      Shareholder      Reports to
                                      Fees         Servicing Cost    Shareholders     Other
                                 --------------    --------------    ------------    --------
     Strong Overseas Fund
       Investor Class            $      162,523    $      397,335    $     64,597    $  3,628
       Institutional Class                   10                 8             841          --

     For the six months ended June 30, 2003, the class specific expense offsets are as follows:

                                   Expense Waivers     Directed
                                   and Absorptions     Brokerage      Earnings
                                      by Advisor        Credits       Credits
                                   ---------------    -----------    ----------
     Strong Asia Pacific Fund      $       102,465    $    10,382    $       --
     Strong Overseas Fund
       Investor Class                      266,953             --            --
       Institutional Class                     803             --            --
       Fund Level                            1,401         16,146            15

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the six months ended June 30, 2003, there were no borrowings by the funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, are as follows:

                                  Purchases          Sales
                                -------------    -------------
     Strong Asia Pacific Fund   $  31,079,756    $  50,618,437
     Strong Overseas Fund          17,983,205       14,911,078

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

7.   Capital Share Transactions

                                                                Strong Overseas Fund
                                                       --------------------------------------
                                                       Six Months Ended         Year Ended
                                                         June 30, 2003        Dec. 31, 2002
                                                       -----------------    -----------------
                                                          (Unaudited)
     Capital Share Transactions of Each Class of
      Shares of the Fund Were as Follows:

     INVESTOR CLASS
       Proceeds from Shares Sold                       $      25,333,509    $     170,691,201
       Transfer in from Merger (Note 10)                      42,130,605                   --
       Proceeds from Reinvestment of Distributions                    --                   --
       Proceeds from Redemption Fees                              49,909                   --
       Payment for Shares Redeemed                           (23,325,631)        (102,902,585)
                                                       -----------------    -----------------
       Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                            44,188,392           67,788,616

     INSTITUTIONAL CLASS
       Proceeds from Shares Sold                                 103,992                   --
       Proceeds from Reinvestment of Distributions                    --                   --
       Proceeds from Redemption Fees                                  41                   --
       Payment for Shares Redeemed                                (4,099)                  --
                                                       -----------------    -----------------
       Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                                99,934                   --
                                                       -----------------    -----------------
       Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                     $      44,288,326    $      67,788,616
                                                       =================    =================

     Transactions in Shares of Each Class of
      the Fund Were as Follows:

     INVESTOR CLASS
       Sold                                                    2,889,373           17,890,235
       Transfer in from Merger (Note 10)                       5,075,976                   --
       Issued in Reinvestment of Distributions                        --                   --
       Redeemed                                               (2,646,524)         (10,522,367)
                                                       -----------------    -----------------
       Net Increase (Decrease) in Shares                       5,318,825            7,367,868
                                                       =================    =================

     INSTITUTIONAL CLASS
       Sold                                                       11,966                   --
       Issued in Reinvestment of Distributions                        --                   --
       Redeemed                                                     (461)                  --
                                                       -----------------    -----------------
       Net Increase (Decrease) in Shares                          11,505                   --
                                                       =================    =================

8.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                       Net Unrealized
                                                        Gross            Gross          Appreciation/
                                   Cost of           Unrealized        Unrealized       (Depreciation)
                                 Investments        Appreciation     (Depreciation)    on Investments
                               -------------       -------------     --------------    ---------------
     Strong Asia Pacific Fund  $  40,496,087       $   3,693,610     $   (1,039,082)   $     2,654,528
     Strong Overseas Fund        135,619,924          12,353,532         (7,522,939)         4,830,593

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002 and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                 Net Capital         Post-
                                     Loss           October
                                 Carryovers         Losses
                                -------------    -------------
     Strong Asia Pacific Fund   $  15,896,056    $   1,634,502
     Strong Overseas Fund          28,274,082          628,574

9.   Investments in Affiliates

     Affiliated issuers, as defined under 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003 is as follows:

                                                                                                          Investment
                                   Balance of       Gross      Gross Sales    Balance of       Value        Income         Realized
                                   Shares Held    Purchases        and        Shares Held     June 30,   Jan. 1, 2003 -      Loss
                                  Jan. 1, 2003  and Additions   Reductions   June 30, 2003      2003     June 30, 2003     on Sales
                                  ------------  -------------  -----------   -------------    --------   --------------  -----------
     Strong Asia Pacific Fund
     ------------------------
     Thai Airways Intl Fgn Rg         850,000             --     (850,000)             --    $     --   $           --   $ (330,615)

     Strong Overseas Fund
     --------------------
     Connemara Green Marble
      Quarries PLC                    254,000             --           --         254,000          --               --           --

10.  Acquisition Information

     Effective March 28, 2003, Strong Overseas Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund. Strong Overseas Fund issued 5,075,976 Investor Class shares (valued at $42,130,605) for the outstanding shares of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund on March 28, 2003. The aggregate net assets of Strong Overseas Fund, Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund immediately before the acquisition were $81,691,826, $1,831,037 and $40,299,568, respectively. The combined net assets of Strong Overseas Fund immediately after the acquisition were $123,822,431. The net assets of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund included net unrealized depreciation on investments of $76,881 and $7,126,934, respectively. The net assets of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund included accumulated net realized losses of $1,451,867 and $54,588,078, respectively. Subject to IRS regulations, Strong Overseas Fund may use $675,286 and $14,864,818, of capital loss carryovers from Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund, respectively.

11.  Results of Special Meeting of Shareholders of Strong Foreign
     MajorMarkets(SM) Fund and Strong International Stock Fund At a Special Meeting of Shareholders of the Fund held on February 28, 2003, shareholders approved the following proposal:

     To approve the Plan of Reorganization of Strong International Equity Funds, Inc., on behalf of the Strong Foreign MajorMarkets(SM) Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

                     For       Against  Abstain
                  ---------    -------  -------
                    217,258      2,747    855

     To approver the Plan of Reorganization of Strong International Equity Funds, Inc., on behalf of the Strong International Stock Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

                     For       Against  Abstain
                  ---------    -------  -------
                  3,078,007    148,990   70,655

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                           -------------------------------------------
                                                                            June 30,        Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                               2003/(b)/          2002             2001
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $    5.66       $     6.18       $     7.13
Income From Investment Operations:
  Net Investment Income (Loss)                                                  0.04            (0.00)/(d)/      (0.06)
  Net Realized and Unrealized Gains (Losses) on Investments                     0.81            (0.48)           (0.83)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                              0.85            (0.48)           (0.89)
Less Distributions:
  From Net Investment Income                                                      --            (0.04)           (0.06)
  In Excess of Net Investment Income                                              --               --               --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --            (0.04)           (0.06)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $    6.51       $     5.66       $     6.18
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                                                 +15.0%            -7.8%           -12.5%
  Net Assets, End of Period (In Millions)                                  $      42       $       57       $       38
  Ratio of Expenses to Average Net Assets before Expense Offsets                 2.6%*            2.3%             2.4%
  Ratio of Expenses to Average Net Assets                                        1.9%*            2.0%             2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets                    0.9%*           (0.4%)           (0.2%)
  Portfolio Turnover Rate                                                       89.0%           158.9%           165.5%

                                                                                             Period Ended
                                                                      ------------------------------------------------------------
                                                                       Dec. 31,        Oct. 31,         Oct. 31,          Oct. 31,
Selected Per-Share Data/(a)/                                          2000/(c)/          2000             1999              1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    7.79       $     9.62       $     5.43       $     7.35
Income From Investment Operations:
  Net Investment Income (Loss)                                            (0.00)/(d)/      (0.19)            0.05             0.07
  Net Realized and Unrealized Gains (Losses) on Investments               (0.30)           (1.24)            4.14            (1.90)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        (0.30)           (1.43)            4.19            (1.83)
Less Distributions:
  From Net Investment Income                                              (0.36)           (0.40)              --            (0.07)
  In Excess of Net Investment Income                                         --               --               --            (0.02)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.36)           (0.40)              --            (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    7.13       $     7.79       $     9.62       $     5.43
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                             -3.8%           -16.2%           +77.2%           -25.1%
  Net Assets, End of Period (In Millions)                             $      56       $       57       $      103       $       22
  Ratio of Expenses to Average Net Assets before Expense Offsets            2.0%*            1.7%             2.0%             2.0%
  Ratio of Expenses to Average Net Assets                                   2.0%*            1.7%             1.7%             2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets              (0.3%)*          (0.3%)            0.2%             1.1%
  Portfolio Turnover Rate                                                  22.9%           181.5%           206.1%           192.9%

STRONG OVERSEAS FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                           -------------------------------------------
                                                                            June 30,        Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                               2003/(b)/          2002             2001
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $    8.69       $    10.86       $    13.66
Income From Investment Operations:
  Net Investment Income (Loss)                                                  0.08            (0.01)            0.01
  Net Realized and Unrealized Gains (Losses) on Investments                     0.66/(f)/       (2.16)           (2.63)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                              0.74            (2.17)           (2.62)
Less Distributions:
  From Net Investment Income                                                      --               --            (0.18)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --               --            (0.18)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $    9.43       $     8.69       $    10.86
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                                                  +8.5%           -20.0%           -19.2%
  Net Assets, End of Period (In Millions)                                  $     142       $       84       $       25
  Ratio of Expenses to Average Net Assets before Expense Offsets                 2.0%*            2.1%             2.5%
  Ratio of Expenses to Average Net Assets                                        1.5%*            1.8%             1.9%
  Ratio of Net Investment Income (Loss) to Average Net Assets                    2.2%*           (0.1%)            0.1%
  Portfolio Turnover Rate/(g)/                                                  14.2%            45.9%           169.2%

                                                                                             Period Ended
                                                                      -----------------------------------------------------------
                                                                       Dec. 31,        Oct. 31,         Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                          2000/(c)/          2000             1999          1998/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $   15.17       $    14.37       $     8.20     $     10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                            (0.03)           (0.04)           (0.08)          (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments               (1.48)            0.84             6.25           (1.78)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        (1.51)            0.80             6.17           (1.80)
Less Distributions:
  From Net Investment Income                                                 --               --               --              --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                        --               --               --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $   13.66       $    15.17       $    14.37     $      8.20
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                            -10.0%            +5.6%           +75.2%          -18.0%
  Net Assets, End of Period (In Millions)                             $      41       $       45       $        7     $         3
  Ratio of Expenses to Average Net Assets before Expense Offsets            1.9%*            1.8%             2.0%            2.0%*
  Ratio of Expenses to Average Net Assets                                   1.9%*            1.7%             2.0%            2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets              (1.3%)*          (0.3%)           (0.9%)          (0.7%)*
  Portfolio Turnover Rate/(g)/                                             12.8%           116.6%           106.4%           59.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005.
(e)  For the period from July 1, 1998 (public launch rate) to October 31, 1998.
(f)  Includes $0.02 in redemption fees (Note 2Q).
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OVERSEAS FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   -------------
                                                                       June 30,
Selected Per-Share Data/(a)/                                          2003/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $       8.69
Income From Investment Operations:
  Net Investment Income (Loss)                                              0.11
  Net Realized and Unrealized Gains (Losses) on Investments                 0.65
--------------------------------------------------------------------------------
  Total from Investment Operations                                          0.76
Less Distributions:
  From Net Investment Income                                                  --
--------------------------------------------------------------------------------
  Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $       9.45
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                              +8.7%
  Net Assets, End of Period (In Millions)                           $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets             2.6%*
  Ratio of Expenses to Average Net Assets                                    1.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                2.5%*
  Portfolio Turnover Rate/(d)/                                              14.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company (for the Strong Overseas Fund) 801 Pennsylvania Avenue, Kansas City, Missouri 64105
  Brown Brothers Harriman (for the Strong Asia Pacific Fund)
  40 Water Street, Boston, Massachusetts 02109

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35734 08-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SINT/WH2170 06-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong International Equity Funds, Inc.; on behalf of Strong Advisor International Core Fund and Strong Overseas Fund.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    August 22, 2003
         ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    August 22, 2003
         ---------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    August 22, 2003
         ---------------